[LOGO OF LINCOLN LIFE]                    Multi Fund (R)

                                          Annual

                                          Report

                                          1995

  Multi Fund(R) 1995 Annual Report

                         Index


Statement of Net Assets:

Lincoln National Aggressive Growth Fund, Inc.            10
------------------------------------------------------------
Lincoln National Bond Fund, Inc.                         11
------------------------------------------------------------
Lincoln National Capital Appreciation Fund, Inc.         13
------------------------------------------------------------
Lincoln National Equity Income Fund, Inc.                14
------------------------------------------------------------
Lincoln National Global Asset Allocation Fund, Inc.      18
------------------------------------------------------------
Lincoln National Growth and Income Fund, Inc.            24
------------------------------------------------------------
Lincoln National International Fund, Inc.                26
------------------------------------------------------------
Lincoln National Managed Fund, Inc.                      27
------------------------------------------------------------
Lincoln National Money Market Fund, Inc.                 31
------------------------------------------------------------
Lincoln National Social Awareness Fund, Inc.             32
------------------------------------------------------------
Lincoln National Special Opportunities Fund, Inc.        33
------------------------------------------------------------

Statement of Operations                                  36
------------------------------------------------------------

Statement of Changes in Net Assets                       38
------------------------------------------------------------

Notes to Financial Statements:

1.   Significant Accounting Policies                     40
------------------------------------------------------------
2.   Other Assets Over(Under) Liabilities                42
------------------------------------------------------------
3.   Management Fees and Other
     Transactions With Affiliates                        42
------------------------------------------------------------
4.   Analysis of Net Assets                              43
------------------------------------------------------------
5.   Investments                                         43
------------------------------------------------------------
6.   Supplemental Financial Instrument
     Information                                         44
------------------------------------------------------------
7.   Concentration of Credit Risk                        45
------------------------------------------------------------
8.   Summary of Changes from
     Capital Share Transactions                          46
------------------------------------------------------------
9.   Distribution To Shareholder                         46
------------------------------------------------------------
10.  Capital Loss Carryforward                           46
------------------------------------------------------------
11.  Fund Name Changes                                   46
------------------------------------------------------------

Financial Highlights                                     47
------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors        49
------------------------------------------------------------

Lincoln Life(TM)

January 1996


Dear Multi Fund(R) Contract Owner:

The following booklet is the latest annual report of the Multi Fund(R) Variable Annuity's 11 underlying funds.

1995 was a very prosperous year for most investors. While we wish you much success for 1996, history tells us that often after a sustained period of rising prices a drop can be expected. As with "gains," "dips" in the market also reverse. As we've mentioned in previous reports, your investment allocation should continue to be guided by your individual risk tolerance profile and a long term investment horizon. Major allocation changes in response to big market swings, up or down, should be made with caution.

All 11 of the variable subaccounts had positive performance in 1995, with the equity subaccounts showing particularly strong gains. The chart below reflects the performance of the subaccounts of Multi Fund(R) for the year 1995. These numbers are slightly different from the figures that appear later in this annual report booklet because they reflect the deduction of asset charges that are associated with your contract. The charges cover mortality and expense risk fees and other expenses.

1995 performance
Aggressive Growth Fund........  33.42%     International Fund/1/.....   7.60%
Bond Fund.....................  17.96      Managed Fund/2/...........  27.97
Capital Appreciation Fund.....  27.20      Money Market Fund.........   4.59
Equity-Income Fund............  32.87      Social Awareness Fund.....  41.82
Global Asset Allocation Fund..  22.59      Special Opportunities Fund  30.54
Growth and Income Fund........  37.00

On page 2 of this letter, you will see an additional table which shows the Securities and Exchange Commission (SEC) required performance. The SEC states that we must present performance net of surrender charges and annual contract fees. These performance numbers apply only in cases when surrenders and withdrawals occur during the first seven or ten years of a contract (depending upon the type of contract you own).

Beginning on page three, we have included commentary from each of the portfolio managers about the Fund(s) they manage. We hope you find their review of 1995 and brief outlook for 1996 enlightening. More detailed information about each of the 11 subaccounts follows the commentary.

Thank you for your continued confidence in Lincoln Life and our investment managers. We look forward to reporting to you again in six months.

Sincerely,


/s/ Kelly D. Clevenger

Kelly D. Clevenger

Vice President


SEC required performance/3/

                             One year      Five years      Ten years or life
                             12/31/94 to   12/31/90 to     12/31/85 to
Multi Fund                   12/31/95      12/31/95        12/31/95
Bond.......................    8.45%        8.12%            8.48%
Growth and Income..........   25.96        14.01            13.00
Special Opportunities......   20.03        16.71            11.13
Money Market...............   (3.81)        2.32             4.72
Managed....................   17.66        10.24            10.19
Global Asset Allocation       12.71        10.40             8.03/4/
Social Awareness...........   30.39        16.18            13.88/4/
International..............   (1.07)       N/A               4.96/4/
Aggressive Growth..........   22.67        N/A               4.83/4/
Capital Appreciation.......   16.95        N/A               9.05/4/
Equity-Income..............   22.17        N/A              13.07/4/










1 An investment in the Money Market Fund is neither insured nor guaranteed by U.S. Government. There is no assurance that the subaccount will maintain a stable $1.00 value.

2 The risks associated with investing on a worldwide basis include differences in regulation of financial data and reporting, currency exchange differences, as well as economic and political systems which may be different from those in the United States.

3 In compliance with SEC guidelines, these results show the percent change (on an annualized basis) for each of the required periods with dividends reinvested and include reduction of all recurring expenses (e.g., administrative fees) and non-recurring expenses (e.g., surrender charges - periodic/years 1-5 = 8%, 6-10 = 4% and 11+ years 0%. Flexible premium/7-6-5-4-3-2-1 declining 1% annually.)

4 Indicates performance since inception.

Note:The investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This material must be preceded or accompanied by a prospectus for the Lincoln National Life Variable Annuity Account C. Read the prospectus carefully before you invest.

How a $10,000 investment has grown

The following charts show the growth of $10,000 invested in each of the investment portfolios. However, the variable annuity and life insurance contracts that use these funds have certain fees and expenses not reflected here.

Aggressive Growth Fund

Growth of $10,000 invested 1/3/94 through 12/31/95


                             [CHART APPEARS HERE]


                                    ---- Aggressive Growth Fund
                                         Russell 2000


---------------------------------------------------------------
$13,000                                                          $12,610
                                                                 $12,195


---------------------------------------------------------------
$10,000



---------------------------------------------------------------
$7,000       1/3/94                                    12/31/95

As we had suggested in last year's report, 1995 has in fact been a very rewarding year for mid cap (medium sized companies) growth stock investors. We are glad to be able to deliver significant absolute and relative performance to our shareholders this year after a disappointing 1994. We believe that the drivers of 1995's performance have been stronger than expected corporate earnings and lower long term interest rates.

Mid cap growth stock valuations are higher today than a year ago, but we believe they are likely to move higher still as investors pay higher premiums for companies showing above average revenue and earnings growth. The average increase in expected 1996 earnings for companies whose shares are held in the fund's portfolio is significantly higher than that of the broader market as measured by the S&P 500 Index.

We believe that a principal driver to performance in 1996 is continued lower long term interest rates which, among other things, will help to support higher stock valuations. As always, our investment philosophy is based on identifying and purchasing the shares of those companies undergoing positive fundamental change. We are excited today about the number of companies we see undergoing such fundamental improvements and we are working hard to properly position this Fund for above average performance in 1996.

                                                                       Ed Petner

                                                                   Lynch & Mayer

Bond Fund

Growth of $10,000 invested 1/1/86 through 12/31/95


                             [CHART APPEARS HERE]


        ---- Bond Fund
             Lehman Brothers Government/Corporate Bond Index

---------------------------------------------------------------
$30,000

---------------------------------------------------------------  $25,117
$25,000                                                          $24,751

---------------------------------------------------------------
$20,000

---------------------------------------------------------------
$15,000

---------------------------------------------------------------
$10,000        1/1/86                                  12/31/95


Throughout the financial markets, 1995 was an outstanding year. In a bull market in which yields plummeted by approximately 2-2 1/2% across most of the treasury curve, the Bond Fund outperformed relative to its peers.

A variety of factors helped to drive the bull run in the bond and stock markets in 1995. The Mexican peso devaluation in December of 1994 and the negative publicity from the Orange County and Barings investment losses, related to speculative derivatives, helped set the stage for the 1995 rebound. Tightening of monetary policy by the Federal Reserve during 1994 began to impact the economy in 1995, as the economy experienced a "soft landing" consisting of slow economic growth and low inflation. Finally, based in part on the Republican landslide in the 1994 elections, the markets rallied throughout the year on expectations of deficit reduction.

The Fund employed several key strategies during the year which enhanced portfolio returns. To take advantage of the soft landing, a strategy of aggressively taking more credit risk was utilized. The Fund's exposure in several sectors, including airlines and media, improved performance during the year. Confident of a rebound in interest rates, we remained at longer durations than our benchmark. This strategy was highly effective as the long bond rallied throughout the year resulting in price appreciation for the Fund. In anticipation of spread widening in the mortgage backed securities market, we maintained a modest exposure to this sector.

We look for 1996 to be a year of continued slow economic growth and moderate inflation. Although the bond market will not be able to repeat the extremely strong performance of 1995, a favorable environment for fixed income securities should exist as the Federal Reserve is likely to continue to ease interest rates.

                                                                  Tim Policinski

                                               Lincoln Investment Management Co.

Capital Appreciation Fund

Growth of $10,000 invested 1/3/94 through 12/31/95


                             [CHART APPEARS HERE]


                                 ==== Capital Appreciation Fund
                                 ---- S&P 500 Index


---------------------------------------------------------------
$14,000                                                          $13,932

                                                                 $12,989

---------------------------------------------------------------
$12,000



---------------------------------------------------------------
$10,000       1/3/94                                   12/31/95

At year end the financial markets closed out one of the strongest performances on record. Both stocks and bonds posted excellent gains against economic news that included moderate growth, low inflation and a dramatic decline in interest rates. In addition, corporate earnings grew at double-digit rates for the fourth year in a row. According to Standard and Poor's, the last time corporate earnings enjoyed this strong an expansion was 1934 -- 1937.

Although market momentum slowed in the fourth quarter, when many technology and telecommunications stocks took a nosedive, the quarter still produced substantial returns. The S&P 500 Index gained 6.02% for the three months, and 37.58% for the year, while the Fund's portfolio appreciated 5.28% and 29.76% for the same respective periods.

A number of positions did well during the quarter. EDS (General Motors E), our largest single holding, moved higher as the company's account base expanded. General Motors should complete the spin off of EDS early this year. Robert Half International turned in another good quarter, and our insurance stocks, UNUM, General RE, and new addition Prudential Reinsurance were marked up as well. Also helping performance were United Technologies, Pittway, a supplier of security electronics systems and data transmission services, and Paging Network, which recently signed a contract with Sprint. Sprint will market Paging Network's services.

In Europe, most major markets did not keep up with the U.S., but our larger holdings, drug companies Roche and new addition SmithKline Beecham, experienced solid gains. SAP, which has been a terrific performer over the last two years, spent the quarter treading water, but has excellent prospects going forward.

A slower economy has both benefits and drawbacks for the financial markets. If the economy remains weak in 1996, a favorable interest rate environment should continue and support equities. The drawback is that corporate earnings could lose momentum. Even as the new year begins, we are experiencing an increase in companies missing their earnings projections.

Slower and less consistent earnings growth could adversely affect many stocks, but it could also expand the valuations of companies with more predictable earnings streams. Financial and pharmaceutical stocks are candidates for increase in earnings multiples because they tend to grow consistently. So, even as we experience more volatility in more market sectors in 1996, we may also see a rise in the prices investors will pay for the large, predictable growth stocks that make up the core holdings of this portfolio.

                                                                  James P. Craig

                                                             Janus Capital Corp.

Equity-Income Fund

Growth of $10,000 invested 1/3/94 through 12/31/95


                             [CHART APPEARS HERE]


                                       ---- Equity Income Fund
                                            S&P 500 Index


---------------------------------------------------------------
$14,000                                                          $13,932
                                                                 $13,728


---------------------------------------------------------------
$12,000



---------------------------------------------------------------
$10,000       1/3/94                                   12/31/95

In 1995, the portfolio performance trailed the exceptionally strong S&P 500 Index. Compared with its peer group, however, the portfolio performed well, surpassing the Lipper Equity-Income Index's total return.

Lower interest rates, strong corporate profits and inflows into equity mutual funds contributed to the S&P 500's strong advance and all sectors achieved solid double-digit gains. Overweighted interest-sensitive positions led the portfolio's performance as these companies posted above-consensus earnings and the stocks benefited dramatically from interest rates. During the period, drug and technology-related stocks also soared. Except for positions with compelling valuations or turnarounds, however, the portfolio typically underweights these growth-oriented groups. In the period, this underweighting detracted from performance relative to the market.

While the year's strong stock market gains and signs of overly optimistic bottom-up earnings estimates make it difficult to expect a repeat performance for the market in 1996, the potential for lower interest rates and continued, albeit slow, economic growth are positive in the outlook. Currently, investors are paying up for companies with steady earning growth. The portfolio has exposure in these stocks, including quality consumer non-durables, but it is looking for value elsewhere. Although the near-term earnings momentum for cyclicals is not exciting, we have added selectively to these positions because of their attractive valuations and potential for earnings improvements.

                                                                Stephen Petersen

                                                   Fidelity Management Trust Co.

Global Asset Allocation

Growth of $10,000 invested 9/1/87 through 12/31/95


                             [CHART APPEARS HERE]


        ---- Global Asset Allocation Fund
             Lehman Brothers Government/Corporate Bond Index
             S&P 500 Index
             EAFE

---------------------------------------------------------------
$35,000                                                          $33,740

---------------------------------------------------------------
$30,000

---------------------------------------------------------------
$25,000                                                          $21,726
                                                                 $21,186
---------------------------------------------------------------  $20,574
$20,000

---------------------------------------------------------------
$15,000

---------------------------------------------------------------
$10,000

---------------------------------------------------------------
$5,000        9/1/87                                   12/31/95

U.S. stock and bond markets roared to record highs in 1995, propelled by low inflation, declining interest rates and moderate economic growth. The U.S. stock market was led through most of the year by technology and financial issues. In the last quarter of the year, these sectors gave up market leadership to more defensive health care and consumer stocks. As interest rates fell, U.S. bonds made up the losses from 1994, and then some. International stock exchanges lagged the stellar performance of the U.S. market, led by the fickle Japanese market which plunged in the first half of the year only to make good all of its losses in the final six months of 1995. As in the U.S., interest rates have fallen overseas, leading to strong price performance for international bonds. The dollar exhibited dramatic volatility throughout the year, but finished only slightly lower against most European currencies and approximately unchanged versus the yen.

The Global Asset Allocation Fund returned more than 22% in 1995. The S&P 500 Index led virtually all world markets for the year, soaring 37.53%, the best calendar-year return since 1958. While overseas markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, were up 11.2% in dollar terms. The Lehman Brothers Aggregate Bond Index returned 18.47% in 1995, the third best calendar-year performance since the inception of the index. The Salomon World Government Bond Index was up 19.04% in dollar terms as foreign bond markets kept pace with the U.S. bull market in fixed income securities.

The worldwide economic environment of low inflation, low interest rates, and slow-to-moderate growth continues to be very supportive of financial assets. The performance of these assets in the U.S. in 1995 reflects the positive impact of this environment. In our view, U.S. markets are fairly priced, while many foreign stock and bond markets appear undervalued. We expect overseas markets to benefit in 1996 from continued declines in interest rates and a pickup in economic growth in the latter half of the year. As a result we will favor foreign stocks and bonds over their U.S. equivalents, although we will continue to monitor closely economic developments both at home and abroad and manage your portfolio in a prudent and broadly diversified fashion.

                                                            William Landes, PhD.

                                                              Putnam Investments



Growth & Income Fund

Growth of $10,000 invested 1/1/86 through 12/31/95


                             [CHART APPEARS HERE]


                                       ==== Growth Fund
                                       ---- S&P 500 Index


---------------------------------------------------------------
$40,000                                                          $40,043
                                                                 $37,174


---------------------------------------------------------------
$30,000



---------------------------------------------------------------
$20,000



---------------------------------------------------------------
$10,000       1/1/86                                   12/31/95

Stocks provided extraordinary gains this year as the S&P 500 Index returned 37.6%. At the beginning of the year, the economic soil did not seem rich enough to yield such a bountiful crop of returns. The Federal Reserve had aggressively raised interest rates to cut off a perceived threat of inflation. This tightening action was intended to slow down the economy and, in turn, may have tamed corporate profits. Quite to the contrary, while growth in Gross Domestic Product decreased early in the year, corporate profits were robust, surpassing the average expectations. These strong earnings fueled the stock market returns early in the year. Later in the year, while earnings continued to grow, the Federal Reserve lowered interest rates. This action boosted both the stock and bond markets.

Separate from the impact of raw earnings and economic forces on the market, speculation and politics also played a role in the market's dramatic rise. Technology stocks were hot. In part, the phenomenon of the Internet and the convenience and affordability of high powered computers drove technology stocks higher. However, politics played a role in that technology stocks generally do not pay dividends and they would benefit from the anticipated capital gains tax cut proposed by Congress.

The Growth and Income Fund had a strong year, outpacing the vast majority of similar funds. While the economic environment at the beginning of the year did not seem positive for stocks, investors with a long term perspective were rewarded for investing in the Growth & Income Fund and participating fully in the rally of 1995.

                                                                T. Scott Wittman

                                                         Vantage Global Advisors

International Fund

Growth of $10,000 invested 5/1/91 through 12/31/95


                             [CHART APPEARS HERE]


                                      ==== International Fund
                                      ---- EAFE

---------------------------------------------------------------
$16,000

---------------------------------------------------------------
$15,000                                                          $14,421
                                                                 $14,205
---------------------------------------------------------------
$14,000

---------------------------------------------------------------
$13,000

---------------------------------------------------------------
$12,000

---------------------------------------------------------------
$11,000

---------------------------------------------------------------
$10,000

---------------------------------------------------------------
$9,000        5/1/91                                   12/31/95


1995 got off to a very rocky start for international investors as disasters around the world, including a major earthquake in Japan, flooding in Central Europe, a melt-down of the Mexican peso, the collapse of a prestigious British merchant banking firm and a decline in the US dollar rocked the markets. In the eleven months following January almost every international market showed a positive return. For the full year the Fund's equity return was roughly in-line with the EAFE Index. Very good stock selection throughout Europe, particularly in France, the Netherlands and Southern Europe, was a strong positive contributor to performance as was overweighting Scandinavia, the Deutschemark Block and the Other Pacific region. Unfortunately, underperformance in Japan and a half weighting to the UK (where our performance matched the Index at +22%) kept the portfolio's equity performance in line with the Index for the year.

We are currently seeing a mild slow-down in Europe and expect it to continue at least through the first quarter of 1996. We expect at least mild growth in Japan and perhaps better if political consolidation materializes, and we expect continued strong growth in many SE Asia economies. The emerging markets remain selectively attractive. The results from international investing pale in comparison to this year's stellar results from the US market, but the principals of diversification suggest international markets will again enjoy their day to shine.

                                                       Portfolio Management Team

                                                                Clay Finlay Inc.

Managed Fund

Growth of $10,000 invested 1/1/86 through 12/31/95


                             [CHART APPEARS HERE]


          ==== Managed Fund
          ---- Lehman Brothers Government/Corporate Bond Index
          .... S&P 500 Index

---------------------------------------------------------------
$40,000                                                          $40,043


---------------------------------------------------------------
$30,000                                                          $28,689
                                                                 $25,117

---------------------------------------------------------------
$20,000


---------------------------------------------------------------
$10,000       1/1/86                                   12/31/95


Last year's performance was in sharp contrast to that of 1994. Funds investing in a mix of stocks and bonds should have performed well. The bond market as measured by the Lehman Government/Corporate Bond Index recorded its third best return since the index's inception in 1973. The S&P 500 performance in 1995 was the best over that same time period.

As we entered 1995 many analysts were convinced that the Fed would continue on its tightening agenda which began a year earlier. The Fed did indeed push up rates in February, but ultimately the market came to realize that inflationary pressures were under control. As the engineered "soft landing" actually evolved, the Fed was able to lower short rates in July and again in December. The long end of the interest rate curve was helped by foreign purchases of U.S. securities and the renewed confidence that inflation was under control. Equity markets were the beneficiary of lower interest rates and surprisingly good earnings reports. Large capitalized issues generally did better than the smaller growth stocks, although there was some exceptional performance in technology and biotech firms.

During the year we maintained a nearly fully invested position with a heavier allocation towards equities. As we anticipated a decline in interest rates, our bond manager increased duration versus the index. Cash was generally minimal throughout the year, but was employed in barbell strategies in conjunction with longer maturity instruments.

The Fund's asset allocation as of 12/31/95 in the Managed Fund was: Stocks 51.48%, Bonds 43.87% and Money Markets 4.65%. The Managed Fund's performance for 1995 was more than 27% compared to the S&P 500 Index of 37.50% and the Lehman Government/Corporate Bond Index of 19.24% for the year.

It is not unusual for an excellent year in the stock market to be followed by reasonably positive returns, but that is not necessarily the case for bonds. We believe that inflation will remain under control in the near term, thus providing a safety valve for bonds. Our major concern is the budget impasse, which to date has had some negative impact on stock and bond prices, and which could add volatility depending on its resolution. Given our outlook on the economy and markets we expect to maintain a fully invested position with a slight bias towards equities.

                                                                      Jay Yentis

                                               Lincoln Investment Management Co.



Social Awareness Fund

Growth of $10,000 invested 5/3/88 through 12/31/95


                             [CHART APPEARS HERE]


                                    ==== Social Awareness Fund
                                    ---- S&P 500 Index

---------------------------------------------------------------
$35,000
                                                                 $32,037
---------------------------------------------------------------
$30,000                                                          $29,081

---------------------------------------------------------------
$25,000

---------------------------------------------------------------
$20,000

---------------------------------------------------------------
$15,000

---------------------------------------------------------------
$10,000       5/3/88                                   12/31/95

If anyone thinks they have to give up investment returns to address social concerns, think again. The performance for the Social Awareness Fund was exceptional for 1995, leading the surging market. At the beginning of the year, analysts debated whether or not the Dow Jones Industrial Average could break through 4000. The economic environment did not seem ripe for such a move as the economy was slowing due to the Federal Reserve's 1994 interest rate hikes. By March they had their answer as it surged past 4000 and hit 5000 by November.

Consider the "smoke stack companies" available for purchase. They are those companies that are highly industrial that are likely to pollute. By and large, these companies which are screened out of the Social Awareness Fund performed poorly. For example, the Social Awareness Fund holds few energy stocks since energy stocks are comprised of mostly oil companies which pollute. Energy companies underperformed the market as did the basic materials sector which included steel and mining companies which harm the environment. In contrast service companies such as banks and Wall Street investment houses performed well. Service companies are socially responsible and are overweighted in the Social Awareness Fund. Banks performed well due to a flurry of mergers and acquisitions while Wall Street firms were driven up by strong profits.

The Social Awareness Fund is ideal equity market exposure for the investor who wants to earn a competitive return on investment while staying true to certain ethical principles. In 1995 the Social Awareness Fund provided a strong return on ethical investments which should make every contract holder glad they invested with their head and heart.

                                                                T. Scott Wittman

                                                         Vantage Global Advisors

Special Opportunities Fund

Growth of $10,000 invested 1/1/86 through 12/31/95


                             [CHART APPEARS HERE]


                              ==== Special Opportunities Fund
                              ---- S&P Mid-Cap Index

---------------------------------------------------------------
$45,000                                                          $42,018

---------------------------------------------------------------
$40,000

---------------------------------------------------------------
$35,000
                                                                 $31,472
---------------------------------------------------------------
$30,000

---------------------------------------------------------------
$25,000

---------------------------------------------------------------
$20,000

---------------------------------------------------------------
$15,000

---------------------------------------------------------------
$10,000

---------------------------------------------------------------
$5,000        1/1/86                                   12/31/95

The stock market had a remarkable year in 1995 with larger stocks leading the way. The Dow Jones Industrial Average broke through the 4000 mark early in the year and surged straight through the 5000 mark by November. Larger stocks, as represented by the S&P 500 returned 37.6% while the Russell 2000 which is comprised of mostly smaller stocks returned 28.4%. In both cases, the returns were well above historical averages. The Special Opportunities Fund which invests in mid-sized companies performed in line with these benchmarks with a return for the year in between the S&P 500 and the Russell 2000.

Throughout 1994 and into 1995, the Federal Reserve had been raising interest rates, attempting to accomplish a "soft landing," (i.e. slow the economy without causing a recession.) Some say Alan Greenspan and his associates have achieved this objective as growth in GDP had decreased but remains positive. Greenspan's intention was to slow the economy to fight off the threat of inflation. At this point inflation appears to be in check.

Given this action by the Fed and the economic consequences, investors steered toward issues that were less likely to be affected by an economic downturn. Large consumer non-cyclicals such as tobacco and pharmaceutical companies performed exceptionally well. Large companies were further bolstered by a flurry of mergers and acquisitions in the banking industry with financial companies in general outpacing the averages substantially. In contrast, economically sensitive companies such as small retailers were weak.

Historically, smaller companies have provided a higher long term return. The underperformance of smaller companies last year was due largely to the economic uncertainty early in the year. The Special Opportunities Fund is designed to capture the additional long term return opportunities of smaller companies and has provided competitive returns relative to its peers and relevant mid-cap indices.

                                                                T. Scott Wittman

                                                         Vantage Global Advisors








First time use with the public February 1996.

Lincoln National Aggressive Growth Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments


                                Number           Market
Common Stocks:                of Shares          Value
                              ---------       ------------
Banking and Insurance:   8.4%
----------------------------------------------------------
Corestates Financial Corp.       25,500           $965,812
MBIA Inc.                        36,600          2,745,000
TCF Financial Corp.              63,600          2,106,750
TIG Holdings Inc.               109,300          3,115,050
United Companies Financial
  Corp.                          54,200          1,436,300
Unum Corp.                       24,000          1,320,000
----------------------------------------------------------
                                                11,688,912

Chemicals:   0.9%
----------------------------------------------------------
FMC Corp.*                       18,600          1,257,825
----------------------------------------------------------


Coal and Gas:   3.3%
----------------------------------------------------------
Apache Corp.                     31,800            938,100
Benton Oil & Gas Co.*            84,500          1,262,219
BJ Services Co.*                 83,900          2,433,100
----------------------------------------------------------
                                                 4,633,419

Consumer Products and Services:   5.3%
----------------------------------------------------------
Omnicom Group Inc.               59,800          2,227,550
Softkey International Inc.*      38,900            894,700
Sola International Inc.*         58,800          1,484,700
Tommy Hilfiger Corp.*            65,800          2,788,275
----------------------------------------------------------
                                                 7,395,225

Drug and Hospital Supplies:  11.1%
----------------------------------------------------------
Alpharma Inc.                    60,400          1,577,950
Biochem Pharmacy Inc.*           93,500          3,751,687
Biogen Inc.*                     20,500          1,255,625
Biomet Inc.*                    124,800          2,223,000
Liposome Inc.*                  147,000          2,958,375
St. Judes Medical Inc.*          37,200          1,594,950
Teva Pharmaceutical
  Industries LTD                 42,400          1,963,650
----------------------------------------------------------
                                                15,325,237

Electrical and Electronics:   10.3%
----------------------------------------------------------
Glenayre Technologies Inc.*      29,700          1,848,825
Itron Inc.*                      40,100          1,368,412
Lexmark International
  Group Inc.*                   100,000          1,825,000
MEMC Electric Materials Inc.*    33,900          1,105,988
Octel Communications Corp.*      52,700          1,702,869
Tektronix Inc.                   96,400          4,735,650
UCAR International Inc.*         50,400          1,701,000
----------------------------------------------------------
                                                14,287,744

Electrical and Electronics:  1.6%
----------------------------------------------------------
Altera Corp.*                    44,100          2,191,219
----------------------------------------------------------


Entertainment:   2.2%
----------------------------------------------------------
Regal Cinemas Inc.*              47,550          1,396,781
Station Casinos Inc.*           109,800          1,619,550
----------------------------------------------------------
                                                 3,016,331

Finance:  3.1%
----------------------------------------------------------
Green Tree Financial Corp.       65,600          1,730,200
MGIC Investment Corp.            46,500          2,522,625
----------------------------------------------------------
                                                 4,252,825

Financial Services:   1.2%
----------------------------------------------------------
First USA Inc.                   35,900          1,593,062
----------------------------------------------------------


Food and Beverage:   2.1%
----------------------------------------------------------
Coca Cola Enterprises Inc.      110,300          2,950,525
----------------------------------------------------------

                                Number           Market
                              of Shares          Value
                              ---------       ------------
Hospital and Health Care:   2.7%
----------------------------------------------------------
Centocor Inc.*                   28,600           $886,600
Healthsouth Rehabilitation
  Corp.*                         99,500          2,897,937
----------------------------------------------------------
                                                 3,784,537

Machinery and Engineering:   4.0%
----------------------------------------------------------
American Standard Cos. Inc.
  Del*                           39,400          1,103,200
Cognex Corp.*                    47,400          1,659,000
Harnnischfeger Industries Inc.   82,100          2,729,825
----------------------------------------------------------
                                                 5,492,025

Metals and Mining:  1.8%
----------------------------------------------------------
Potash Corp. of Saskatchewan     35,700          2,530,237
----------------------------------------------------------


Miscellaneous:  1.4%
----------------------------------------------------------
Westpoint Stevens Inc.*          97,400          1,941,913
----------------------------------------------------------


Office and Business Equipment and Services:  13.0%
----------------------------------------------------------
Adobe Sysinc                     22,200          1,379,175
America Online Inc.*             21,000            783,562
Cadence Design Systems Inc.*     59,000          2,478,000
Danka Business Systems           57,800          2,134,988
DST Systems Inc. Del*            47,900          1,365,150
Filenet Corp.*                   48,800          2,287,500
Oakley Inc.*                     31,600          1,074,400
Office Max Inc.*                 70,800          1,584,150
Parametric Technology Corp.*     26,600          1,765,575
Qual Communication Inc.*         52,300          2,245,631
Symantec Corp.*                  38,500            892,719
----------------------------------------------------------
                                                17,990,850

Petroleum and Petroleum Related:   9.6%
----------------------------------------------------------
Arethusa (Offshore) LTD          51,600          1,448,025
Ensco International Inc.*       105,100          2,417,300
Halliburton Co.                  56,200          2,845,125
Reading & Bates Corp.*          202,400          3,036,000
Triton Energy Corp.              62,100          3,562,988
----------------------------------------------------------
                                                13,309,438

Plastics:   0.9%
----------------------------------------------------------
LCI International Inc.*          58,800          1,205,400
----------------------------------------------------------


Printing and Publishing:  1.0%
----------------------------------------------------------
CBT Grouppub LTD*                25,500          1,338,750
----------------------------------------------------------


Retail:   6.1%
----------------------------------------------------------
Claire's Stores Inc.            138,900          2,448,113
Scholastic Corp.*                38,800          3,021,550
Staples Inc.*                    57,150          1,400,175
Sunglass Hut International
  Inc.*                          65,200          1,540,350
----------------------------------------------------------
                                                 8,410,188

Soaps, Cleaner and Cosmetics:  1.0%
----------------------------------------------------------
Clorox Co.                       18,500          1,325,063
----------------------------------------------------------


Transportation:  1.9%
----------------------------------------------------------
Fritz Companies Inc.*            45,500          1,893,938
Wisconsin Central
  Transportation Corp.*          12,000            785,250
----------------------------------------------------------
                                                 2,679,188

Total Common Stocks:  92.9%
(Cost $103,822,119)                            128,599,913
----------------------------------------------------------


                                 Par
Options Purchased:              Amount
                               --------
Morgan Stanley
Put Expiring 1/5/96,
  strike price 100             $178,566            235,707
----------------------------------------------------------
 Total Options Purchased:  0.1%

                              Maturity           Market
                               Amount            Value
                             ----------       ------------
Repurchase Agreement:

State Street Bank and Trust
Co. repurchase agreement,
dated 12/29/95, 5.0%,
maturing 1/2/96
collateralized by U.S.
Treasury Notes 8.0%,
8/15/99                      $9,142,344         $9,136,000
----------------------------------------------------------

Total Repurchase Agreement:  6.6%
(Cost $9,136,000)                                9,136,000
----------------------------------------------------------

Total Investments:   99.6%
(Cost $113,918,804)                            137,971,620
----------------------------------------------------------

Other Assets Over Liabilities:  0.4%               499,004
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $12.183 per share
based on 11,366,320 shares
issued and outstanding)                       $138,470,624
==========================================================

Lincoln National Bond Fund, Inc.

Statement of Net Assets
Investments
                                 Par             Market
Long-Term Debt Investments:    Amount             Value
                             ----------       ------------

U.S. Government and Agency Obligations:   31.9%
----------------------------------------------------------
Federal Home Loan Mortgage Corp.
  7.3%,12/15/12              $2,994,978         $3,191,149
  3.5%, 12/15/21              2,000,000          1,618,220
FNMA
  7.6%, 7/25/05               1,682,028          1,711,363
  7.125%, 10/1/05             2,595,275          2,777,670
  6.665%, 11/1/05               999,291          1,034,756
  6.66%, 12/1/05              2,000,000          2,066,120
  6.8%, 8/1/15                  955,839            991,253
  7.15%, 10/1/15              2,989,283          3,032,209
  8.0%, 4/1/17                  458,159            478,209
  7.0%, 10/1/25               2,994,533          3,016,992
FNMA Principal Strip Step Up
  Cpn*
  7.56%, 12/20/01             4,000,000          3,774,800
GNMA
  9.0%, 5/15/17                 257,499            274,136
  9.0%, 9/15/19                 975,753          1,037,089
  6.5%, 11/15/23                957,876            952,741
Tennessee Valley Authority
  Generic*
  0.0%, 11/1/00               9,500,000          7,246,600
U.S. Treasury Strips*
  9.875%, 5/15/08            48,000,000         23,354,880
U.S. Treasury Bonds
  12.0%, 8/15/13                500,000            771,714
  8.0%, 11/15/21              6,500,000          8,135,140
U.S. Treasury Notes
  6.0%, 6/30/96               3,000,000          3,011,250
  7.88%, 11/15/04            10,000,000         11,581,200
----------------------------------------------------------
                                                80,057,491

Collateralized Mortgage Obligations:   1.4%
----------------------------------------------------------
Federal Home Loan Mortgage
  Corp. Series 58
  8.0% CMO, 4/15/16           1,383,671          1,414,458
Mid State Trust III
  9.625%, 4/1/22                321,520            331,323
Prudential Home Mortgage
  6.7%, 11/25/07              1,500,000          1,517,160
Resolution Trust Corp.
  9.0%, 9/25/28                 241,831            249,756
----------------------------------------------------------
                                                 3,512,697

Indexed Securities:  1.4%
----------------------------------------------------------
Caterpillar Financial
  Services Corp.*
  4.25%, 1/8/96, coupon
  inversely indexed to
  2 year Italian swap
  rate multiplied by 5.11.    3,500,000          3,476,900
----------------------------------------------------------
(Cost $960,685)                                    235,707
----------------------------------------------------------

                                Par              Market
                               Amount             Value
                             ----------       ------------
Air Transportation:   2.1%
----------------------------------------------------------
American Airlines Equipment
  Trust
  10.18%, 1/2/13             $1,500,000         $1,881,855
Delta Air Lines Inc.
  8.25%, Med. Term Note,
  12/27/07                    1,500,000          1,747,020
United Airline Inc.
  Equipment Trust
  9.35%, 4/7/16               1,500,000          1,718,145
----------------------------------------------------------
                                                 5,347,020

Aluminum:   0.3%
----------------------------------------------------------
Alcan Aluminum LTD--Debentures
  9.7%, 10/15/96                250,000            257,955
  8.875%, 1/15/22               500,000            555,100
----------------------------------------------------------
                                                   813,055

Banking and Insurance:  7.6%
----------------------------------------------------------
Ahmanson HF & Co.
  8.25%, 10/1/02              2,000,000          2,205,740
Banc One Corp.
  9.875%, 3/1/09                500,000            647,965
Barclays Bank Services
  3.56%, 2/14/49              2,000,000          1,705,000
Barnett Banks Inc. Note
  6.5%, 9/1/05                1,500,000          1,563,705
First America Bank Corp.
  7.75% Subordinated Note,
  7/15/04                     2,000,000          2,186,860
First Bank System Inc.
  6.875% Subordinated Note,
  9/15/07                     1,000,000          1,042,310
First Union Corp.
  8.0%, 8/15/09               2,000,000          2,247,240
First USA Bank
  5.75%, 1/15/99              2,000,000          1,989,920
Fleet Financial Group
  7.65%, 9/1/99               1,000,000          1,046,880
Fleet/Norstar Financial
  Group Inc.
  7.65%, 3/1/97                 500,000            510,635
Great Western Bank
  10.25% Subordinated Notes,
  6/15/00                       500,000            558,900
Harris Bankcorp Inc.
  9.375% Subordinated Notes,
  6/1/01                        250,000            287,858
National Westminster Bancorp p.l.c.
  3.69%, 7/30/49              3,000,000          2,512,500
National Westminster Bank PLC
  9.45% Debentures, 5/1/01      500,000            577,820
----------------------------------------------------------
                                                19,083,333

Broadcasting:  0.2%
----------------------------------------------------------
Viacom Inc.
  8.75%, 5/15/01                500,000            511,250
----------------------------------------------------------


Building Materials:   0.5%
----------------------------------------------------------
Georgia Pacific Corp.
  10.1%, 6/15/02              1,000,000          1,187,970
----------------------------------------------------------


Entertainment:  1.3%
----------------------------------------------------------
ITT Corp. Note
  6.25%, 11/15/00             1,000,000          1,005,530
Time Warner Inc.
  8.88%, 10/1/12                500,000            559,330
  9.125%, 1/15/13             1,500,000          1,687,710
----------------------------------------------------------
                                                 3,252,570

Finance:   8.3%
----------------------------------------------------------
Aristar Finance
  7.5% Senior Subordinated
  Note, 7/1/99                1,500,000          1,579,170
Avco Financial Services Inc.
  7.25%, 7/15/99              1,000,000          1,047,760
Beneficial Corp.
  9% Med. Term Notes,
  1/19/96                     1,250,000          1,252,813
Chrysler Financial Corp.
  9.5%, 12/15/99              1,500,000          1,684,935

                                 Par             Market
                               Amount             Value
                             ----------       ------------
Discover Credit Corp.
  8.73% Med. Term Note,
  8/15/96                      $500,000           $509,805
Dow Capital B V
  9.0%, 5/15/10               3,000,000          3,636,030
Ford Motor Credit Co.
  8.875% Med. Term Note,
  5/1/96                      2,000,000          2,022,540
General Motors Acceptance
  Corp.
  7.85%, 11/15/97             1,500,000          1,558,650
  8.88%, 6/1/10               1,500,000          1,826,670
Household Affinity Credit
  Card
  6.05%, 5/15/01              1,000,000          1,007,520
Household Finance Corp.
  9.63% Senior Subordinated
  Note, 7/15/00                 875,000            999,748
International Lease
  Finance Co.
  8.25%, 1/15/00              2,000,000          2,167,860
Salomon Inc.
  7.25%, 1/15/00              1,000,000          1,022,350
Spiegel Charge Account
  Trust 2
  6.95%, 12/17/01               500,000            510,264
----------------------------------------------------------
                                                20,826,115

Financial Services:  2.2%
----------------------------------------------------------
AT & T Capital Corp.
  7.47%, 5/11/05              2,750,000          2,968,872
B.A.T. Capital Corp. Euro
  Bd (UK)
  6.5%, 11/24/03              2,500,000          2,514,063
----------------------------------------------------------
                                                 5,482,935

Food and Beverage:  1.9%
----------------------------------------------------------
Coca Cola Enterprises Inc.
  8.0%, 1/4/05                2,310,000          2,632,869
ConAgra Inc.
  9.88%, 11/15/05             1,000,000          1,246,000
Nabisco Inc.
  7.55%, 6/15/15                750,000            786,090
----------------------------------------------------------
                                                 4,664,959

Foreign Government:  2.1%
----------------------------------------------------------
Hydro-Quebec
  7.2%, Med. Term Note
  10/5/09                     3,000,000          3,475,560
Manitoba (Province of)
  7.75%, 7/7/26               1,500,000          1,688,970
----------------------------------------------------------
                                                 5,164,530

Machinery and Engineering:  1.0%
----------------------------------------------------------
Deere & Co.
  8.27%, 8/8/95               2,000,000          2,401,440
----------------------------------------------------------


Metals and Mining:  3.0%
----------------------------------------------------------
Cyprus Amax Minerals Co. Note
  7.375%, 5/15/07             2,500,000          2,670,324
Inco LTD Deb
  9.6%, 6/15/22               1,300,000          1,499,810
Newmont Gold Co.
  8.91%, 1/5/09                 750,000            833,768
Noranda Inc.
  8.13%, 6/15/04              2,000,000          2,220,380
Reynolds Metals Co.
  9.0%, 8/15/03                 250,000            292,468
----------------------------------------------------------
                                                 7,516,750

Miscellaneous:  1.1%
----------------------------------------------------------
Duquesne II Funding Corp.
  8.7%, 6/1/16                2,474,000          2,771,969
----------------------------------------------------------


Motor Vehicles and Equipment:  0.4%
----------------------------------------------------------
General Motors Corp.
  8.17%, 1/2/00               1,043,214          1,076,638
----------------------------------------------------------


Office and Business Equipment and Services:  0.2%
----------------------------------------------------------
Xerox Corp. - Euronote
  8.375%, 9/25/96               500,000            505,745
----------------------------------------------------------

                                 Par             Market
                               Amount             Value
                             ----------       ------------
Paper:  1.5%
----------------------------------------------------------
Champion International Corp.
  7.7%, 12/15/99             $1,500,000         $1,593,030
James River Corp. Note
  6.7%, 11/15/03              2,000,000          2,026,160
----------------------------------------------------------
                                                 3,619,190

Petroleum and Petroleum Related:  3.1%
----------------------------------------------------------
Arkla Inc. Db
  11/15/19                    1,000,000          1,141,890
Atlantic Richfield Co.
  10.25% Eurobond, 7/2/00     1,000,000          1,080,930
Enron Corp.
  9.5%, 6/15/01               1,000,000          1,160,760
Noble Affiliates Inc.
  7.25%, 10/15/23               600,000            611,418
Occidental Petroleum Corp.
  11.75%, 3/15/11             2,000,000          2,113,360
Petro Canada - Debentures
  8.6%, 10/15/01              1,500,000          1,670,895
----------------------------------------------------------
                                                 7,779,253

Public Utilities:  15.7%
----------------------------------------------------------
Carolina Power & Light Co.
  9.0%, 4/1/22                  500,000            534,625
Central Maine Power Co.
  6.5%, 7/22/97               1,500,000          1,506,765
Cleveland Electric
  Illuminating Co.
  8.26% Med. Term Note,
  10/30/98                    2,500,000          2,584,675
Commonwealth Edison Co.
  9.375%, 2/15/00               500,000            557,020
Consumers Power Co.
  8.75% 1st Mortgage,
  2/15/98                     1,000,000          1,049,680
  8.875% 1st Mortgage,
  11/15/99                    1,000,000          1,088,090
Detroit Edison Co.
  6.56%, 5/1/01               2,000,000          2,042,980
Great Lakes Power Inc.
  9.0%, 8/1/04                1,500,000          1,684,680
GTE Hawaiian Telephone Co.
  Inc. Sr Db
  7.0%, 2/1/06                2,000,000          2,097,200
Illinois Power Co.
  5.85% 1st Mortgage Bonds,
  10/1/96                       625,000            625,363
Long Island Lighting Co.
  9.63%, 7/1/24                 500,000            529,995
National Rural Utilities
  Coop Fin Coll Tr
  7.2%, 10/1/15               1,000,000          1,049,250
Nevada Power Co.
  7.06%, 5/1/00               1,500,000          1,553,235
New Jersey Bell Telephone
  7.85%, 11/15/29             1,950,000          2,317,517
Northeast Utilities Series A
  8.58%, 12/1/06                948,571          1,053,057
Old Dominion Electric
  Co-op SE
  8.76%, 12/1/22              1,600,000          1,890,240
Pacificorp
  9.15% Med. Term Note,
  8/9/11                      2,000,000          2,496,540
Pennsylvania Power & Light
  7.7%, 10/1/09               3,000,000          3,378,990
PSI Energy Inc.
  8.56% Med. Term Note,
  12/27/11                    2,000,000          2,316,360
Public Service Co. of
  Colorado
  6.375%, 11/1/05             1,500,000          1,487,370
Texas Gas Transmission Corp.
  8.63%, 4/4/04               1,000,000          1,151,290
Texas Utilities Electric Co.
  9.85%, 2/5/03               1,500,000          1,800,944
Utilicorp United Inc.
  10.5%, 12/1/20              2,000,000          2,418,540
Washington Water & Power Co.
  8.01%, 12/17/01             2,000,000          2,198,540
----------------------------------------------------------
                                                39,412,946

                                 Par             Market
                               Amount             Value
                             ----------       ------------
Railroads:  0.8%
----------------------------------------------------------
Burlington Northern RR
  6.94%, 1/2/14                $500,000           $524,930
Chicago & Northwestern
  Holdings Corp.
  6.25%, 7/30/12              1,460,551          1,464,144
----------------------------------------------------------
                                                 1,989,074

Retail:  1.0%
----------------------------------------------------------
Sears, Roebuck & Co.
  9.05%, 2/6/12               2,000,000          2,431,560
----------------------------------------------------------


Savings and Loan:  0.4%
----------------------------------------------------------
First Security Corp. Bd
  7.0%, 7/15/05               1,000,000          1,042,870
----------------------------------------------------------

Securities Dealers:  1.7%
----------------------------------------------------------
Lehman Brothers Holding Co.
  Sr Note
  8.875%, 3/1/02              1,000,000          1,117,000
Smith Barney Holdings
  7.88%, 10/1/99              3,000,000          3,196,170
----------------------------------------------------------
                                                 4,313,170

Telecommunications:  3.0%
----------------------------------------------------------
NYNEX Capital Funding
  7.63%, 10/15/09             3,000,000          3,465,450
Nynex Corp.
  9.55% Debentures, 5/1/10    1,638,700          1,949,528
Rochester Telephone Corp.
  9.0% Med. Term Note,
  7/19/00                     2,000,000          2,246,140
----------------------------------------------------------
                                                 7,661,118

Transportation:  1.0%
----------------------------------------------------------
Federal Express Corp. Note
  9.65%, 6/15/12              2,000,000          2,534,120
----------------------------------------------------------

Total Long-Term Debt Investments:  95.1%
(Cost $225,322,149)                            238,436,668
----------------------------------------------------------

Money Market Instruments:

Idaho Power Co.
  5.8%, 1/2/96                1,300,000          1,295,602
ITT-Hartford Group, Inc
  5.8%, 1/2/96                6,900,000          6,888,883
Sumitomo Corp. Of America
  6.0%, 1/2/96                6,000,000          5,992,000
UBS Finance Inc
  6.0%, 1/2/96               10,100,000         10,088,217
----------------------------------------------------------

Total Money Market Instruments:  9.6%
(Cost $24,264,702)                              24,264,702
----------------------------------------------------------

Total Investments:  104.7%
(Cost $249,586,851)                            262,701,370
----------------------------------------------------------

Other Assets Under Liabilities  (4.7%)         (11,885,316)
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $12.247 per share
based on 20,480,316 shares
issued and outstanding)                       $250,816,054
==========================================================

Lincoln National Capital Appreciation Fund, Inc.

Statement of Net Assets
December 31, 1995




Investments:
                               Number            Market
Common Stocks:               of Shares            Value
                             ----------       ------------

U.S. Government and Agency Obligations:  2.1%
----------------------------------------------------------
FNMA                             21,150         $2,625,244
----------------------------------------------------------


Aerospace:  3.8%
----------------------------------------------------------
Allied Signal Inc.               14,075            668,563
Boeing Co.                       18,150          1,422,506
McDonnell Douglas Corp.          12,100          1,113,200
United Technologies Corp.        17,000          1,612,875
----------------------------------------------------------
                                                 4,817,144

Air Transportation:  1.3%
----------------------------------------------------------
AMR Corp.*                       21,875          1,624,219
----------------------------------------------------------


Banking and Insurance:  19.2%
----------------------------------------------------------
American International
  Group Inc.                      6,162            569,985
Bank of New York Inc.            70,400          3,432,000
Barclays PLC (UK)               100,507          1,151,952
Citicorp                         61,350          4,125,787
First Bank System Inc.           12,550            622,794
First Chicago NBD Corp.          26,925          1,063,538
First Interstate Bank            20,375          2,781,187
General Re Corp.                  8,625          1,336,875
ITT Hartford Group Inc.*          6,000            290,250
Prudential Reinsurance
  Holdings Inc.                 201,850          4,718,244
Risk Capital Holdings Inc.*      25,000            584,375
Travelers Inc.                   20,725          1,303,084
Unum Corp.                       46,100          2,535,500
----------------------------------------------------------
                                                24,515,571

Broadcasting:  0.7%
----------------------------------------------------------
Grupo Television SA DE CV        15,000            337,500
Heritage Media Corp.*            20,000            512,500
----------------------------------------------------------
                                                   850,000

Chemicals:  2.1%
----------------------------------------------------------
Cytec Inds Inc.*                 16,275          1,015,153
Grace WR & Co.                    9,400            555,775
Hercules Inc.                    20,725          1,168,372
----------------------------------------------------------
                                                 2,739,300

Consumer Products and Services:  0.8%
----------------------------------------------------------
Coleman Co. Inc.*                28,925          1,015,991
----------------------------------------------------------


Drug and Hospital Supplies:  8.5%
----------------------------------------------------------
Amgen Inc.*                      19,325          1,146,214
Astra AB (Sweden)                27,369          1,092,336
Cardinal Health Inc.             25,000          1,368,750
Lilly (Eli) & Co.                51,750          2,910,937
Luxottica Group S P A             8,425            492,863
Pfizer Inc.                      32,750          2,063,250
Smithkline Beecham PLC           33,500          1,859,250
----------------------------------------------------------
                                                10,933,600

Electrical and Electronics:  1.7%
----------------------------------------------------------
Altera Corp.*                     5,000            248,438
Analog Devices Inc.*              9,100            321,913
Newbridge Networks Corp.*        10,607            438,865
Pittway Corp. Del                13,125            889,219
Rohm Co. (Japan)                  6,000            338,789
----------------------------------------------------------
                                                 2,237,223

                               Number            Market
                              of Shares           Value
                             ----------       ------------
Entertainment:  1.5%
----------------------------------------------------------
Circus Circus Enterprises Inc.*  25,750           $717,781
Mattel Inc.                      39,950          1,228,463
----------------------------------------------------------
                                                 1,946,244

Finance:  0.2%
----------------------------------------------------------
HFNC Financial Corp.             19,400            256,646
----------------------------------------------------------


Food and Beverage:  1.5%
----------------------------------------------------------
Kellogg Co.                      25,000          1,931,250
----------------------------------------------------------


Health and Personal Care:  1.5%
----------------------------------------------------------
Roche Holdings AG - Warrants
  (Switzerland)                     242          1,914,391
----------------------------------------------------------


Hospital and Health Care:  0.3%
----------------------------------------------------------
Centocor Inc.*                    2,600             80,600
Healthsouth Rehabilitation
  Corp.*                         11,175            325,472
----------------------------------------------------------
                                                   406,072

Industrial:  0.5%
----------------------------------------------------------
First Brands Corp.               13,650            650,081
----------------------------------------------------------


Machinery and Engineering:  2.2%
----------------------------------------------------------
Agco Corp.                       25,325          1,291,575
American Standard Cos.
  Inc. Del.*                     16,675            466,900
Deere & Co.                      30,000          1,057,500
----------------------------------------------------------
                                                 2,815,975

Metals and Mining:  1.5%
----------------------------------------------------------
Minerals Technologies Inc.       40,475          1,477,337
Potash Corp. of Saskatchewan      7,081            501,866
----------------------------------------------------------
                                                 1,979,203

Miscellaneous:  5.2%
----------------------------------------------------------
First Data Corp.                 53,400          3,571,125
Freeport McMoran Inc.            31,679          1,172,123
NTT Data Communications
  Systems (Japan)                    17            571,332
Partner Re Holding               12,000            327,750
Sealed Air Corp.*                34,700            975,937
----------------------------------------------------------
                                                 6,618,267

Motor Vehicles and Equipment:  5.0%
----------------------------------------------------------
Ford Motor Co.                   20,000            580,000
General Motors Corp.             14,025            741,572
General Motors Corp. Series E    91,250          4,745,000
Honda Motor Co. (Japan)          13,000            268,184
----------------------------------------------------------
                                                 6,334,756

Office and Business Equipment and Services:  12.9%
----------------------------------------------------------
Cisco Systems Inc.*              27,325          2,040,836
Computer Associates
  International Inc.             14,875            846,016
Fiserv Inc.*                     45,475          1,361,408
Hewlett-Packard Co.               5,000            418,750
Manpower Inc.                     5,825            163,828
Oce V/D Grinten NV
  (Netherlands)                  15,000            912,320
Paging Network Inc.*             39,000            938,437
Robert Half International Inc.*  71,650          3,000,344
Sap AG (Germany)*                26,610          4,127,379
Sun Microsystems Inc.*           55,350          2,528,803
Telxon Corp.                     10,000            224,375
----------------------------------------------------------
                                                16,562,496

Paper:  0.7%
----------------------------------------------------------
Alco Standard Corp.              19,000            866,875
----------------------------------------------------------


Petroleum and Petroleum Related:  0.8%
----------------------------------------------------------
Triton Energy Corp.              12,000            688,500
Witco Corp.                      10,000            292,500
----------------------------------------------------------
                                                   981,000

Printing and Publishing:  2.5%
----------------------------------------------------------
Reuters Holdings PLC             13,425           $742,570
Wolters Kluwer NV (Netherlands)  25,490          2,411,281
----------------------------------------------------------
                                                 3,153,851

Railroads:  1.5%
----------------------------------------------------------
Burlington Northern Santa Fe     24,457          1,907,646
----------------------------------------------------------


Retail:  1.1%
----------------------------------------------------------
Autozone Inc.*                   20,000            577,500
Credit Saison Co. (Japan)         3,900             92,920
Newell Co.                       30,000            776,250
----------------------------------------------------------
                                                 1,446,670

Securities Dealers:  0.7%
----------------------------------------------------------
Merrill Lynch & Co. Inc.          9,450            481,950
Morgan Stanley Group Inc.         4,650            374,906
----------------------------------------------------------
                                                   856,856

Telecommunications:  1.4%
----------------------------------------------------------
DDI Corp. (Japan)                   100            774,818
MFS Communications Inc.*         11,300            604,550
Telefonos De Mexico SA           15,000            478,125
----------------------------------------------------------
                                                 1,857,493

Total Common Stocks:  81.2%
(Cost $88,059,396)                             103,844,064
----------------------------------------------------------

                                Par
Money Market Instruments:      Amount
                             ----------

Chevron Oil Finance Co.
  0.01%,1/12/96              $5,000,000          4,991,246
Federal Home Loan Bank
  5.65%, 1/16/96              5,000,000          4,988,229
  5.4%, 2/27/96               2,000,000          1,982,900
General Electric Capital Corp.
  0.01%, 1/2/96               6,000,000          5,999,062
Household Finance Corp.
  0.01%, 1/2/96               5,200,000          5,199,176
----------------------------------------------------------

Total Money Market Instruments:  18.1%
(Cost $23,160,613)                              23,160,613
----------------------------------------------------------

Total Investments:  99.3%
(Cost $111,220,009)                            127,004,677
----------------------------------------------------------

Other Assets Over Liabilities:  0.7%               931,107
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $12.916 per share
based on 9,905,087 shares
issued and outstanding)                       $127,935,784
==========================================================

Lincoln National Equity Income Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                                 Par             Market
Long-Term Debt Investments:    Amount             Value
                             ----------       ------------

Air Transportation:  0.1%
----------------------------------------------------------
Delta Air Lines Inc.
  3.23%, 6/15/03               $360,000           $341,100
----------------------------------------------------------

Banking and Insurance:  0.4%
----------------------------------------------------------
Fremont General Corp. -
  Liquid Yield Option
  0.01%, 10/12/13             1,710,000            820,800
NAC Re Corp.
  5.25%, 12/15/02               100,000             97,500
----------------------------------------------------------
                                                   918,300

                                 Par             Market
                               Amount             Value
                             ----------       ------------
Broadcasting  0.1%
----------------------------------------------------------
Rogers Communications Inc.
  2.0%, 11/26/05               $220,000           $117,150
  0.01%, 5/20/13                130,000             45,338
----------------------------------------------------------
                                                   162,488

Building and Construction:  0.1%
----------------------------------------------------------
Cemex
  4.25%, 11/1/97                180,000            153,000
----------------------------------------------------------


Coal and Gas:  0.1%
----------------------------------------------------------
Apache Corp
  6.0%, 1/15/02                 120,000            138,600
----------------------------------------------------------


Consumer Products and Services:  0.2%
----------------------------------------------------------
Comcast Corp.
  1.13%, 4/15/07              1,010,000            505,000
----------------------------------------------------------


Entertainment:  0.2%
----------------------------------------------------------
Time Warner Inc.
  0.01%, 6/22/13              1,420,000            585,750
----------------------------------------------------------


Finance:  0.4%
----------------------------------------------------------
American Travellers Corp.
  6.5%, 10/1/05                 110,000            150,975
MBL International Financial
  Bermuda Tr
  3.0%, 11/30/02                780,000            916,500
----------------------------------------------------------
                                                 1,067,475

Industrial:  0.2%
----------------------------------------------------------
Gencorp Inc.
  8.0%, 8/1/02                  130,000            130,812
Thermo Electroncorp
  4.25%, 1/1/03                 300,000            300,000
----------------------------------------------------------
                                                   430,812

Machinery and Engineering:  0.2%
----------------------------------------------------------
Outboard Marine Corp.
  7.0%, 7/1/02                  420,000            441,525
----------------------------------------------------------


Metals and Mining:  0.1%
----------------------------------------------------------
Pegasus Gold Inc.
  6.25%, 4/30/02                180,000            198,900
----------------------------------------------------------


Miscellaneous:  0.1%
----------------------------------------------------------
ADT Operations Inc.
  0.01%, 7/6/10                 380,000            178,600
News America Holdings Inc.
  0.01%, 3/11/23                360,000            162,000
----------------------------------------------------------
                                                   340,600

Motor Vehicles and Equipment:  0.1%
----------------------------------------------------------
Exide Corp.
  2.9%, 12/15/05                330,000            238,590
----------------------------------------------------------


Office and Business Equipment and Services:  0.1%
----------------------------------------------------------
Automatic Data Processing Inc.
  0.01%, 2/20/12                480,000            233,400
----------------------------------------------------------


Petroleum and Petroleum Related:  0.4%
----------------------------------------------------------
Pennzoil Co.
  6.5%, 1/15/03                 750,000            945,000
----------------------------------------------------------


Real Estate:  0.0%
----------------------------------------------------------
Liberty Property LTD Partnership
  1.0%, 7/1/01                   10,000             10,262
----------------------------------------------------------
                                                   918,300


                                Par              Market
                               Amount             Value
                             ----------       ------------
Retail:  0.1%
----------------------------------------------------------
Baker J. Inc.
  7.0%, 6/1/02                 $260,000           $181,350
----------------------------------------------------------


Waste Management:  0.1%
----------------------------------------------------------
WMX Technologies Inc.
  2.0%, 1/24/05                 318,000            273,480
----------------------------------------------------------

Total Long-Term Debt Investments:  3.0%
(Cost $6,863,299)                                7,165,632
----------------------------------------------------------

                               Number
Common Stocks:                of Shares
                             ----------

U.S. Government and Agency Obligations:  2.1%
----------------------------------------------------------
FNMA                             40,500          5,027,063
----------------------------------------------------------


Aerospace:  4.1%
----------------------------------------------------------
Allied Signal Inc.               26,300          1,249,250
Lockheed Martin Corp.            31,800          2,512,200
Northrop Grumman Corp.            7,300            467,200
Pall Corp.                        3,600             96,750
Parker Hannifin Corp.            18,300            626,775
Rockwell International Corp.     32,200          1,702,575
Textron Inc.                     10,600            715,500
Thiokol Corp. Del                13,800            467,475
United Technologies Corp.        20,900          1,982,887
----------------------------------------------------------
                                                 9,820,612

Air Transportation:  0.1%
----------------------------------------------------------
Continental Airlines
  Financial Tr*                   6,100            323,300
----------------------------------------------------------


Aluminum:  0.9%
----------------------------------------------------------
Aluminum Co. of America          41,200          2,178,450
----------------------------------------------------------


Banking and Insurance:  12.9%
----------------------------------------------------------
Aetna Life & Casualty Co.        24,600          1,703,550
Ahmanson H F & Co.               22,500            596,250
AllState Corp.                   96,305          3,960,543
American Bankers Insurance
  Group Inc.                     13,800            540,787
Banc One Corp.                   56,700          2,140,425
Bank of New York Inc.            67,600          3,295,500
BankAmerica Corp.                10,800            699,300
Bankers Trust New York Corp.      6,800            452,200
Boatmens Bancshares Inc.          7,100            290,656
Brascan LTD                      52,300            918,289
Chemical Banking Corp.           32,600          1,915,250
Cigna Corp.                       7,200            743,400
Comerica Inc.                    19,200            770,400
Conseco Inc.                      7,600            402,800
First Chicago NBD Corp.          22,923            905,459
First Interstate Bank             6,700            914,550
Firstar Corp.                     5,800            229,825
Fleet Financial Group Inc.       33,300          1,356,975
General Re Corp.                  9,300          1,441,500
ITT Hartford Group Inc.          29,800          1,441,575
National Bank CDA
  Montreal QUE                   89,900            732,433
Norwest Corp.                    28,483            939,939
NWNL Cos. Inc.                   10,100            448,188
Prudential Reinsurance
  Holdings Inc.                   4,400            102,850
Republic NY Corp.                 9,900            615,038
Toronto Dominion Bank Ontario
  (Canada)                       30,300            532,552
Transport Holdings Inc.*             24                999
Washington Mutual Insurance      45,900          1,319,625
Wells Fargo & Co.                 6,400          1,382,400
----------------------------------------------------------
                                                30,793,258

Broadcasting:  0.1%
----------------------------------------------------------
Gannett Inc.                      3,200            196,400
----------------------------------------------------------

                               Number            Market
                              of Shares           Value
                             ----------       ------------
Building Materials:  0.2%
----------------------------------------------------------
Harsco Corp.                      8,200           $476,625
----------------------------------------------------------

Building and Construction:  0.2%
----------------------------------------------------------
Armstrong World Industries Inc.   6,700            415,400
Kaufman & Broad Home Corp.        4,600             68,425
----------------------------------------------------------
                                                   483,825

Chemicals:  3.1%
----------------------------------------------------------
Corning Inc.                     12,500            400,000
Dow Chemical Co.                  4,900            344,837
Du Pont E I De Nemours & Co.     41,800          2,920,775
Eastman Chemical Co.              3,100            194,138
Grace WR & Co.                    3,200            189,200
Great Lakes Chemical Corp.        3,700            266,400
Imperial Chemical
  Industries PLC                  5,000            233,750
Lubrizol Corp.                   23,100            643,912
Montedison SPA*                     400              2,600
Nalco Chemical Co.               33,300          1,003,163
Union Carbide Corp.              32,800          1,230,000
----------------------------------------------------------
                                                 7,428,775

Coal and Gas:  1.0%
----------------------------------------------------------
Coastal Corp.                     8,400            312,900
Pacific Enterprises              39,800          1,124,350
Panhandle Eastern Corp.          34,000            947,750
----------------------------------------------------------
                                                 2,385,000

Consumer Products and Services:  5.3%
----------------------------------------------------------
Dimon Inc.                        5,500             96,937
Fuji Photo Film Co. (Japan)      23,000            663,826
Imasco LTD                       23,000            446,357
Johnson & Johnson                14,400          1,233,000
Philip Morris Co. Inc.           91,600          8,289,800
Tambrands Inc.                    2,900            138,475
The Stanley Works                 1,900             97,850
Universal Corp.                  22,900            558,187
Whirlpool Corp.                  19,900          1,059,675
----------------------------------------------------------
                                                12,584,107

Drug and Hospital Supplies:  3.5%
----------------------------------------------------------
American Home Products Corp.     11,900          1,154,300
Bausch & Lomb Inc.                6,200            245,675
Baxter International Inc.        29,200          1,222,750
Becton, Dickinson & Co.           9,200            690,000
Bristol Myers Squibb Co.         22,700          1,949,363
Pfizer Inc.                      17,000          1,071,000
Schering-Plough Corp.            19,800          1,084,050
Tenet Healthcare Corp.*          19,800            410,850
Warner Lambert Co.                5,200            505,050
----------------------------------------------------------
                                                 8,333,038

Electrical and Electronics:  6.1%
----------------------------------------------------------
AMP Inc.                         16,700            640,863
Cooper Industries Inc.           25,398            933,377
Emerson Electric Co.              1,800            147,150
Entergy Corp.                    33,500            979,875
General Electric Co.             83,300          5,997,600
General Signal Corp.             23,200            751,100
Harris Corp.                     14,300            781,138
Mitsubishi Electric Corp.
  (Japan)                        57,000            410,179
National Semiconductor Corp.*     6,349            141,265
National Service Industries Inc. 20,600            666,925
NEC Corp. (Japan)                23,000            280,678
Nitto Denko Corp.(Japan)         18,000            278,935
Raychem Corp.                     2,700            153,562
Thomas & Betts Corp.              6,600            486,750
Tyco International LTD           30,600          1,090,125
Westinghouse Electric Corp.      59,100            908,662
----------------------------------------------------------
                                                14,648,184

Entertainment:  0.7%
----------------------------------------------------------
Bally Entertainment Corp.        35,000            476,875
Brunswick Corp.                   2,700             64,800
Hasbro Inc.                      20,600            638,600
ITT Industries Inc.*             15,900            381,600
----------------------------------------------------------
                                                 1,561,875


                               Number           Market
                              of Shares          Value
                             ----------       ------------
Finance:  2.9%
----------------------------------------------------------
Acom Co. (Japan)                  6,700           $280,329
Allmerica Financial Corp.*          600             16,200
American Express Co.            112,300          4,646,413
Beneficial Corp.                 10,800            503,550
Brierley Investment LTD
  (New Zealand)                 543,600            430,018
Household International Inc.     10,400            614,900
Keycorp                           8,800            319,000
----------------------------------------------------------
                                                 6,810,410

Financial Services:  0.8%
----------------------------------------------------------
American Financial Group Inc.    40,000          1,225,000
Dun & Bradstreet Corp.            2,900            187,775
Hees International Bancorp
  Inc. (Canada)                   2,800             28,451
Time Warner Financing Trust      13,400            418,750
Trilon Financial Corp.           39,900            128,568
----------------------------------------------------------
                                                 1,988,544

Food and Beverage:  3.3%
----------------------------------------------------------
Anheuser Busch Cos. Inc.          3,300            220,687
Fleming Companies Inc.           11,100            228,938
Goodman Fielderlt (Australia)   582,500            584,492
Great Atlantic & Pacific
  Tea Inc.                       15,700            361,100
Kellogg Co.                      16,800          1,297,800
Pepsico Inc.                     12,500            698,437
Ralston Purina Co.               16,000            998,000
RJR Nabisco Holding Corp.        94,680          2,923,245
SuperValu Inc.                   20,600            648,900
----------------------------------------------------------
                                                 7,961,599

Forest Products:  0.8%
----------------------------------------------------------
Weyerhaeuser Co.                 45,400          1,963,550
----------------------------------------------------------


Furniture Manufacturing:  0.4%
----------------------------------------------------------
Masco Corp.                      33,600          1,054,200
----------------------------------------------------------


Hotels:  0.1%
----------------------------------------------------------
Brinker International Inc.*      20,900            316,113
Patriot Amern Hospitality Inc.      200              5,150
----------------------------------------------------------
                                                   321,263

Household Appliances:  0.4%
----------------------------------------------------------
Maytag Corp.                      3,200             64,800
Rubbermaid Inc.                  36,200            923,100
----------------------------------------------------------
                                                   987,900

Industrial:  1.5%
----------------------------------------------------------
Armco Inc.*                      13,500             79,313
Goulds Pumps Inc.                 1,600             39,900
ITT Corp. New*                   15,900            842,700
Johnson Controls Inc.            14,700          1,010,625
McDermott International Inc.     10,600            233,200
Raytheon Co.                     17,800            841,050
TRW Inc.                          5,000            387,500
Zurn Industries Inc.              4,600             98,325
----------------------------------------------------------
                                                 3,532,613

Machinery and Engineering:  1.3%
----------------------------------------------------------
Caterpillar Inc.                  8,000            470,000
Crane Co.                        12,000            442,500
Deere & Co.                      21,600            761,400
Dresser Industries Inc.          42,100          1,026,187
Ingersollrand Co.                10,900            382,863
----------------------------------------------------------
                                                 3,082,950

Metals and Mining:  0.9%
----------------------------------------------------------
Inco Limited                     11,200            372,400
Lukens Inc.                       3,300             94,875
Newmont Mining Corp.              5,000            226,250
Noranda Inc.                     20,100            413,997
Reynolds Metals Co.              18,200          1,030,575
----------------------------------------------------------
                                                 2,138,097

                               Number            Market
                              of Shares           Value
                             ----------       ------------
Miscellaneous:  2.1%
----------------------------------------------------------
Dexter Corp.                      9,400           $222,075
Grand Metropolitan               44,900            323,205
Illinova Corp.                   41,200          1,236,000
Keystone International Inc.      38,500            770,000
Nordbanken AB (Sweden)*          12,000            207,841
Omron Corp. (Japan)              20,000            461,017
Public Storage Inc.               6,100            115,900
Ralcorp Holdings Inc.*            8,400            203,700
Safety Kleen Corp.               15,700            245,312
Snap On Inc.                     16,300            737,575
St Paul Capital LLC               3,000            168,750
U S Industries Inc.*             19,100            350,962
----------------------------------------------------------
                                                 5,042,337

Motor Vehicles and Equipment:  4.9%
----------------------------------------------------------
Chrysler Corp.                   70,100          3,881,787
Ford Motor Co.                   24,300            704,700
General Motors Corp.             87,100          4,605,413
General Motors Corp. Series H     5,800            284,925
Genuine Parts Co.                32,300          1,324,300
Goodrich BF Co.                   5,100            347,437
Honda Motor Co. (Japan)          27,000            556,998
----------------------------------------------------------
                                                11,705,560

Office and Business Equipment and Services:  3.1%
----------------------------------------------------------
Digital Equipment Corp.*         41,600          2,667,600
IBM                              24,100          2,211,175
Moore Corp. LTD                  22,300            415,338
New England Business
  Services Inc.                   7,500            164,062
Standard Register                10,000            201,250
Xerox Corp.                      12,100          1,657,700
----------------------------------------------------------
                                                 7,317,125

Paper:  1.2%
----------------------------------------------------------
International Paper Cap Tr        6,100            276,025
International Paper Co.          28,958          1,096,784
Kimberly Clark Corp.             16,692          1,381,263
----------------------------------------------------------
                                                 2,754,072

Petroleum and Petroleum Related:  12.6%
----------------------------------------------------------
Amerada Hess Corp.               22,300          1,181,900
Amoco Corp.                      24,100          1,732,188
Atlantic Richfield Co.           27,700          3,067,775
Baker Hughes Inc.                22,000            536,250
British Petroleum PLC            64,897          6,627,606
Chevron Corp.                    21,400          1,123,500
Diamond Shamrock Inc.             1,400             78,050
Enron Corp.                       9,900            377,438
Enserch Corp.                    14,600            237,250
Exxon Corp.                      10,900            873,362
GATX                              8,000            389,000
Halliburton Co.                  24,700          1,250,437
Kerr McGee Corp.                 17,000          1,079,500
Mobil Corp.                      13,500          1,512,000
Occidental Petroleum Corp.       29,600            632,700
Petro Cda                        10,700             61,525
Phillips Petroleum Co.           12,000            409,500
Questar Corp.                    15,900            532,650
Royal Dutch Petroleum Co.         5,900            832,637
Schlumberger LTD                 34,800          2,409,900
Tenneco Inc.                      8,600            426,775
Texaco Inc.                       4,100            321,850
Total S A                        62,137          2,112,658
Union Pacific Resource
  Group Inc.                      7,600            192,850
Unocal Corp.                     33,800            984,425
Witco Corp.                      35,700          1,044,225
----------------------------------------------------------
                                                30,027,951

Printing and Publishing:  0.7%
----------------------------------------------------------
Deluxe Corp.                     37,500          1,087,500
Harland John H Co.               26,200            546,925
Times Mirror Co. New              2,400             81,300
----------------------------------------------------------
                                                 1,715,725



                               Number            Market
                             of Shares            Value
                             ----------       ------------
Public Utilities:  1.0%
----------------------------------------------------------
Cinergy Corp.                     5,000           $153,125
DPL Inc.                         17,300            428,175
DQE Inc.                          5,000            153,750
MCN Corp.                        14,400            334,800
Pacificorp                       10,000            212,500
Peco Energy Co.                   8,000            241,000
Portland General                 10,000            291,250
Unicom Corp.                     16,500            540,375
----------------------------------------------------------
                                                 2,354,975

Railroads:  0.6%
----------------------------------------------------------
Burlington Northern Santa Fe     17,100          1,333,800
----------------------------------------------------------


Real Estate:  0.7%
----------------------------------------------------------
Equity Residential PPTYS TR      12,200            373,625
Lennar Corp.                     14,500            364,312
Liberty Property                  3,300             68,475
Pinnacle West Capital Corp.      18,000            517,500
Pulte Corp.                         900             30,263
Ryland Group Inc.                14,800            207,200
Spieker Properties Inc.           1,500             37,687
Weeks Corp.                         300              7,538
----------------------------------------------------------
                                                 1,606,600

Restaurant:  0.1%
----------------------------------------------------------
Darden Restaurants Inc.          16,600            197,125
----------------------------------------------------------


Retail:  3.7%
----------------------------------------------------------
Dayton Hudson Corp.              10,800            810,000
Dillard Department Stores Inc.   10,300            293,550
Federated Department
  Stores Inc.*                   67,900          1,867,250
Fingerhut Cos. Inc.              19,000            263,625
Hudsons Bay Co. (Canada)          9,500            136,534
Jostens Inc.                     11,500            278,875
Limited Inc.                     21,000            364,875
May Department Stores Co.        29,000          1,225,250
Sears, Roebuck & Co.             28,700          1,119,300
TJX Cos. Inc.                    52,700            994,713
Wal-Mart Stores                  67,400          1,508,075
----------------------------------------------------------
                                                 8,862,047

Savings and Loan:  0.3%
----------------------------------------------------------
Great Western Financial Corp.    31,700            808,350
----------------------------------------------------------


Securities Dealers:  1.3%
----------------------------------------------------------
Bear, Stearns & Co. Inc           7,665            152,342
First Marathon Inc.              92,100            935,838
Lehman Brothers Holdings Inc.    20,380            433,075
Nomura Securities (Japan)        70,000          1,525,424
----------------------------------------------------------
                                                 3,046,679

Shoes:  0.1%
----------------------------------------------------------
Melville Corp.                   10,600            325,950
----------------------------------------------------------


Soaps, Cleaner and Cosmetics:  0.1%
----------------------------------------------------------
Dial Corp.                        7,100            210,337
----------------------------------------------------------


Steel:  0.0%
----------------------------------------------------------
Macerich Co.                        400              8,000
----------------------------------------------------------


Telecommunications:  6.2%
----------------------------------------------------------
Alcatel Alsthon (France)          2,500            215,540
American Telephone &
  Telegraph Co.                  13,900            900,025
Ameritech Corp.                  43,500          2,566,500
Bell Atlantic Corp.              33,200          2,220,250

                               Number            Market
                              of Shares           Value
                             ----------       ------------

Bellsouth Corp.                  45,800         $1,992,300
Frontier Corp.                   41,800          1,254,000
Nynex Corp.                      52,800          2,851,200
Pacific Telesis Group             7,000            235,375
SBC Communications Inc.          31,200          1,794,000
Sprint Corp.                      1,100             41,800
Telefonica De Espana SA           5,600            234,500
U S West Inc.*                   21,000            504,000
----------------------------------------------------------
                                                14,809,490

Textiles-Apparel Manufacturing:  0.3%
----------------------------------------------------------
Burlington Industries Inc.*       1,400             18,375
Kellwood Co.                     19,700            401,388
Stride Rite Corp.                 6,900             51,750
V F Corp.                         4,700            247,925
----------------------------------------------------------
                                                   719,438

Textile Products:  0.3%
----------------------------------------------------------
Unifi Inc.                       30,700            679,237
----------------------------------------------------------


Transportation:  0.6%
----------------------------------------------------------
CSX Corp.                        32,600          1,487,375
----------------------------------------------------------


Waste Management:  2.0%
----------------------------------------------------------
Betz Laboratories Inc.            9,000            369,000
Browning Ferris Industries Inc.  42,200          1,244,900
WMX Technologies Inc.           103,900          3,104,012
----------------------------------------------------------
                                                 4,717,912

Total Common Stocks:  94.5%
(Cost $190,573,874)                            225,811,723
----------------------------------------------------------

Preferred Stocks:

Alexander & Alexander
  Services Inc.                   6,300            311,850
Alumax Inc.                       9,100          1,127,262
Armco Inc.                        1,500             74,625
Atlantic Richfield Co.           19,100            448,850
Chiquita Brands International
  Inc.                            9,500            428,687
Kaiser Aluminum Corp.            34,900            449,338
Occidental Petroleum Corp.       16,500          1,025,063
Reynolds Metals Co.               1,700             86,063
Times Mirror Co.                  1,167             30,196
Travelers Inc.                      500             43,625
US Surgical Inc.                  6,600            166,650
Williams Companies Inc.           3,600            265,500
----------------------------------------------------------

Total Preferred Stocks:  1.9%
(Cost $4,222,650)                                4,457,709
----------------------------------------------------------

                              Maturity
Repurchase Agreement:          Amount
                             ----------

State Street Bank and Trust
Co. repurchase agreement
dated 12/29/95, 5.0%,
maturing 1/2/96
collateralized by
U.S. Treasury
Notes 8.0%, 8/15/99          $8,788,099          8,782,000
----------------------------------------------------------

Total Repurchase Agreement:  3.7%
(Cost $8,782,000)                                8,782,000
----------------------------------------------------------

Total Investments: 103.1%
(Cost $210,441,823)                            246,217,064
----------------------------------------------------------


Other Assets Under Liabilities:  (3.1%)         (7,446,188)
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $13.507 per share
based on 17,677,029 shares
issued and outstanding)                       $238,770,876
==========================================================

Lincoln National Global Asset Allocation Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments:
                                Par              Market
Long-Term Debt Investments:   Amount**            Value
                             ----------       ------------

U.S. Government and Agency Obligations:  13.6%
----------------------------------------------------------
FNMA
  6.5%, 1/1/99               $2,285,000         $2,296,425
  9.5%, 5/1/07                1,390,012          1,462,988
  7.5%, 7/1/07                  436,954            454,546
  7.5%, 2/1/14                  869,154            890,340
  .01%, 2/25/17                  41,195             40,881
  7.0%, 10/25/23                961,131            947,310
  7.0%, 8/1/25                2,231,149          2,249,266
GNMA
  6.5%, 1/15/99               1,990,000          2,008,029
  11.0%, 12/15/15               177,728            200,611
  7.0%, 6/15/23                 597,817            604,913
  6.5%, 7/15/23                 644,617            640,040
  7.0%, 8/15/23                 276,813            280,099
  7.0%, 9/15/23                 327,325            331,211
  7.5%, 9/15/23                      31                 31
  6.5%, 10/15/23                174,022            172,607
  7.5%, 10/15/23                    164                169
  6.5%, 12/15/23              1,650,864          1,637,442
  7.0%, 12/15/23                354,265            358,470
  6.5%, 1/15/24                 606,703            601,770
  7.0%, 1/15/24                 368,077            372,446
  7.5%, 1/15/24                     558                574
  6.5%, 2/15/24                 675,211            669,722
  6.5%, 4/15/24                 127,902            126,862
  7.0%, 5/15/24                  93,981             95,097
  7.0%, 8/15/25                 638,937            646,522
  7.0%, 9/15/25               2,240,221          2,266,813
  7.0%. 10/15/25                443,862            449,131
U.S. Treasury Bonds
  11.625%, 11/15/04           1,500,000          2,123,438
  10.375%, 11/15/12 +         2,590,000          3,582,294
  8.875%, 8/15/17               650,000            870,796
  8.125%, 8/15/19             2,685,000          3,375,958
  8.0%, 11/15/21                640,000            800,999
U.S. Treasury Notes
  5.875%, 7/31/97             2,000,000          2,020,622
  6.875%, 3/31/00             1,105,000          1,168,538
  6.25%, 2/15/03                160,000            167,000
----------------------------------------------------------
                                                33,913,960

Collateralized Mortgage Obligations:  0.8%
----------------------------------------------------------
Citicorp Mortgage Securities
  Inc.
  5.75, 12/1/08                 885,000            872,892
Standard Credit Card Master
  TR I
  8.25%, 11/7/03              1,000,000          1,106,769
----------------------------------------------------------
                                                 1,979,661

Banking and Insurance:  1.4%
----------------------------------------------------------
Bankamerica Corp.
  8.375%, 3/15/02               600,000            669,129
Capital One Bank
  8.125% Med. Term Notes,
  3/1/00                      1,000,000          1,072,800
Citicorp
  7.625%, 5/1/05              1,050,000          1,149,814
First USA Bank
  6.375%, 10/23/00              500,000            509,760
----------------------------------------------------------
                                                 3,401,503

                                Par              Market
                              Amount**            Value
                             ----------       ------------

Electrical and Electronics:  0.2%
----------------------------------------------------------
Motorola Inc.
  0.01%, 9/27/13               $650,000           $499,688
----------------------------------------------------------


Finance:  2.0%
----------------------------------------------------------
Associates Corp. North America
  6.375%, 7/15/02               550,000            560,109
Banponce Financial Corp.
  6.16%, 7/30/98                400,000            402,936
Commercial Credit Group Inc.
  7.875%, 2/1/25                535,000            609,199
Discover Card Mt 1
  6.55%, 2/1/03                 600,000            619,308
General Electric Capital
  Mortgage Services Inc.
  6.0%, 2/25/24                 600,000            595,721
General Motors Accep Corp.
  6.75% Med. Term Note,
  6/10/02                     1,000,000          1,030,959
Green Tree Financial Corp.
  4.85%, 1/15/19                183,653            182,562
  6.8%, 5/15/26                 274,857            275,800
  0.99%, 2/15/27                600,000            599,625
Merrill Lynch Mortgage
  Invest. Inc.
  10.35%, 5/15/09               213,356            230,356
----------------------------------------------------------
                                                 5,106,575

Financial Services:  0.7%
----------------------------------------------------------
Financing Corp.
  9.8%, 11/30/17                900,000          1,261,404
MBNA Master Credit Card II
  6.6%, 1/15/03                 540,000            558,937
----------------------------------------------------------
                                                 1,820,341

Foreign Government:  7.2%
----------------------------------------------------------
Australia (Commonwealth)
  12.0%, 11/15/01               480,000            424,807
Canada (Government of)
  7.0%, 9/15/97                 525,000            429,935
  9.0%, 12/1/04                 250,000            206,243
  8.75%, 12/1/05                885,000            659,780
Denmark (Kingdom of)
  8.0%, 5/15/03              11,540,000          2,209,487
Dutch Government
  9.0%, 5/15/00               1,325,000            954,756
France (Government Of)
  7.75%, 4/12/00              4,020,000            880,016
Germany (Republic of)
  7.375%, 1/3/05              1,430,000          1,089,372
  6.875%, 5/12/05             1,425,000          1,052,086
  6.25%, 1/4/24               2,090,000          1,357,152
Italy (Republic of)
  8.5%, 4/1/99              980,000,000            590,854
  10.5%, 7/15/00            430,000,000            272,926
  12.0%, 1/1/03           1,935,000,000          1,303,707
  10.5%, 4/1/05           1,240,000,000            776,032
Quebec (Province of)
  7.125%, 2/9/24                145,000            146,153
Spain (Government Of)
  12.25%, 3/25/00           142,600,000          1,285,175
  10.15%, 1/31/06           134,000,000          1,128,461
Treasury (UK)
  7.5%, 12/7/06               1,415,000          2,200,293
  7.5%, 12/7/06                 565,000            881,578
----------------------------------------------------------
                                                17,848,813

Health and Personal Care:  0.3%
----------------------------------------------------------
Columbia/HCA Healthcare Corp.
  6.41%, 6/15/00                650,000            662,747
----------------------------------------------------------


Industrial:  0.8%
----------------------------------------------------------
Magna International Inc.
  5.0%, 10/15/02                285,000            290,700
McDonnell Douglas Corp.
  9.25%, 4/1/02                 280,000            324,045



                                Par              Market
                              Amount**            Value
                             ----------       ------------
Service Corp. International
  6.375%, 10/1/00              $440,000           $447,872
TCI Communciations Inc.
  8.65%, 9/15/04                900,000          1,003,955
----------------------------------------------------------
                                                 2,066,572

Machinery and Engineering:  0.2%
----------------------------------------------------------
AMBAC Inc
  9.375%, 8/1/11                400,000            513,284
----------------------------------------------------------


Metals and Mining:  0.3%
----------------------------------------------------------
Noranda Inc.
  7.0%, 7/15/05                 650,000            674,795
----------------------------------------------------------


Miscellaneous:  1.4%
----------------------------------------------------------
Petroliam Nasional Berha
  6.875%, 7/1/03                575,000            594,154
RBSG Capital Corp.
  10.125%, 3/1/04               450,000            558,098
Treuhandanstalt (Germany)
  7.125%, 1/29/03             2,932,000          2,207,636
----------------------------------------------------------
                                                 3,359,888

Office and Business Equipment and Services:  0.3%
----------------------------------------------------------
Comdisco Inc.
  7.75%, 9/1/99                 800,000            843,574
----------------------------------------------------------


Petroleum and Petroleum Related:  0.1%
----------------------------------------------------------
Occidental Petroleum Corp.
  9.25% Senior Debentures,
  8/1/19                        245,000            296,756
----------------------------------------------------------


Public Utilities:  0.9%
----------------------------------------------------------
Commonwealth Edison Co.
  6.625%, 7/15/03               600,000            609,722
Iberdrola International B V
  7.5%, 10/1/02                 725,000            768,825
Public Service Co.
  8.875%, 5/15/96               400,000            403,992
Puget Sound Power & Light Co.
  7.875%, 10/1/97               400,000            414,436
----------------------------------------------------------
                                                 2,196,975

Retail:  0.3%
----------------------------------------------------------
Sears, Roebuck & Co.
  9.42%, 4/3/96                 350,000            353,955
Wal-Mart Stores
  8.0%, 9/15/06                 300,000            343,697
----------------------------------------------------------
                                                   697,652

Securities Dealers:  0.2%
----------------------------------------------------------
Smith Barney Holdings
  7.0%, 5/15/00                 570,000            591,958
----------------------------------------------------------


Telecommunications:  0.5%
----------------------------------------------------------
Bell South Telecommunications
  6.75%, 10/15/33               600,000            593,798
The Penn Central Corp.
  10.625%, 4/15/00              600,000            648,580
----------------------------------------------------------
                                                 1,242,378

Waste Management:  0.2%
----------------------------------------------------------
Waste Management Inc.
  8.75%, 5/1/18                 350,000            412,059
----------------------------------------------------------

Total Long-Term Debt Investments:  31.4%
(Cost $75,493,490)                              78,129,179
----------------------------------------------------------

                               Number            Market
Common Stocks:                of Shares           Value
                             ----------       ------------

U.S. Government and Agency Obligations:  0.4%
----------------------------------------------------------
FNMA                              8,900         $1,104,713


Aerospace:  1.1%
----------------------------------------------------------
Allied Signal Inc.                9,300            441,750
Boeing Co.                       11,400            893,475
Lockheed Martin Corp.            13,300          1,050,700
United Technologies Corp.         3,950            374,756
----------------------------------------------------------
                                                 2,760,681

Air Transportation:  0.2%
----------------------------------------------------------
KLM (Netherlands)                 5,340            187,684
Singapore Airlines (Singapore)   26,000            242,630
----------------------------------------------------------
                                                   430,314

Banking and Insurance:  7.0%
----------------------------------------------------------
ABN Amro Holdings NV
  (Netherlands)                   4,280            194,970
Aetna Life & Casualty Co.         4,150            287,388
Allied Irish Banks (Ireland)     69,258            375,896
American International
  Group Inc.                      7,150            661,375
Bank of Boston Corp.             11,000            508,750
BankAmerica Corp.                23,050          1,492,488
Bankers Trust New York Corp.     10,250            681,625
Barclays PLC (UK)                16,408            188,059
Barnett Banks Inc.                1,000             59,000
BCO Bilbao Vizcaya (Spain)        9,000            324,237
Chemical Banking Corp.            9,300            546,375
Cigna Corp.                       8,400            867,300
Citicorp                         12,900            867,525
Compdent Corp.*                   2,725            113,428
CRA Managed Care Inc.*            2,450             53,441
Credit Local De France
  (France)                        3,680            294,580
Development Bank Singapore
  (Singapore)                    24,000            298,621
First Commonwealth Inc.*          1,700             43,775
Fleet Financial Group Inc.       33,097          1,348,703
Guoco Group (Hong Kong)          19,000             91,652
HCC Insurance Holdings Inc.*      3,850            142,450
Healthwise America Inc.*          1,875             72,891
HSBC Holdings PLC (Hong Kong)    26,434            399,971
ITT Hartford Group Inc.*          6,150            297,506
J.P. Morgan & Co. Inc.           13,300          1,067,325
MBNA Corp.                       12,200            449,875
Mitsubishi Bank (Japan)          13,000            305,956
Mitsui Marine & Fire
  Insurance Co. (Japan)          29,000            206,722
Munchenerruckvers (Germany)          75            163,123
NationsBank Corp.                15,950          1,110,519
PNC Banking Corp.                25,650            827,213
Reinsurance Group America Inc.    2,900            106,213
Reliance Group Holdings Inc.     32,450            279,881
Royal Insurance (UK)             45,218            267,909
SCHW Ruckversicher (Switzerland)    185            215,232
Sierra Health Services Inc.*      1,995             63,341
Societe Generale (France)         1,455            179,758
Tokio Marine & Fire
  Insurance (Japan)              24,000            313,801
Travelers Inc.                   13,433            844,600
Trenwick Group Inc.               1,900            107,113
United Dental Care Inc.*          1,400             58,100
United Overseas Bank (Singapore) 40,274            387,223
USF & G Corp.                    14,200            239,625
Wellcare Management. Inc.*        2,725             57,906
----------------------------------------------------------
                                                17,463,441

Broadcasting:  1.0%
----------------------------------------------------------
Capital Cities ABC Inc.           4,400            542,850
Clear Channel Communications*     3,250            143,406
Evergreen Media*                  3,800            121,600
HBO & Co.                         6,700            512,550
Heartland Wireless
  Communications Inc.*            3,000             87,750
LIN Television Corp.*             1,850             55,500
Pearson (UK)                     13,000            125,881
Renaissance Communication Corp.*  1,900             42,038
Saga Communications - Class A*    3,100             50,375
SFX Broadcasting Inc.*            2,850             85,500
Sinclair Broadcasting Group Inc.* 1,500             25,500


                               Number            Market
                             of Shares            Value
                             ----------       ------------

Telcom Semiconductor Inc.*        4,900            $35,219
Viacom Inc. - Class B*           13,600            644,300
Young Broadcasting Inc.*          3,225             89,494
----------------------------------------------------------
                                                 2,561,963

Building and Construction:  0.2%
----------------------------------------------------------
CRH (Ireland)                    60,000            451,489
----------------------------------------------------------


Chemicals:  2.0%
----------------------------------------------------------
Akzo NV (Netherlands)             2,800            323,849
Brady (WH) Co.                    3,630             96,195
Ciba Geigy AG (Switzerland)         380            334,374
Corning Inc.                     27,230            871,360
DSM NV (Netherlands)              1,800            148,065
Du Pont E I De Nemours & Co.     12,480            872,040
Eastman Chemical Co.              4,350            272,419
Grace WR & Co.                    4,498            265,944
Great Lakes Chemical Corp.        4,100            295,200
Praxair Inc.                     16,100            541,363
Sekisui Chemical (Japan)         21,000            309,153
Union Carbide Corp.              14,950            560,625
----------------------------------------------------------
                                                 4,890,587

Coal and Gas:  0.1%
----------------------------------------------------------
Panhandle Eastern Corp.           9,850            274,569
----------------------------------------------------------


Construction:  0.4%
----------------------------------------------------------
Fluor Corp.                       9,100            600,600
IHC Caland NV (Netherlands)       9,600            323,051
----------------------------------------------------------
                                                   923,651

Consumer Products and Services:  4.5%
----------------------------------------------------------
American Brands Inc.             22,850          1,019,681
Benson Eyecare Corp.*             8,450             76,050
Black & Decker Corp.             15,300            539,325
B.A.T. Industries (UK)           38,027            334,855
Cannondale Corp.*                 2,525             40,716
Eastman Kodak Co.                24,150          1,618,050
Galoob Lewis Toys Inc.*           4,300             50,525
Genting Berhad (Singapore)       29,500            252,351
Home Depot Inc.                       1                 48
Johnson & Johnson                11,300            967,563
KAO Corp. (Japan)                24,000            297,530
Loewen Group Inc.                 4,050            103,022
Magna International Inc.          3,650            157,863
Magna International Inc.
  Class A (Canada)                4,100            176,401
Philip Morris Co. Inc.           26,900          2,434,450
Polaroid Corp.                   24,850          1,177,269
Procter & Gamble Co.             10,500            871,500
Siebe (UK)                       22,333            275,217
Softkey International Inc.*       1,999             45,977
Sola International Inc.*          4,675            118,044
Stewart Enterprises Inc.          3,800            139,650
Tabacalera SA (Spain)             7,700            292,003
Tommy Hilfiger Corp.*             4,100            173,738
----------------------------------------------------------
                                                11,161,828

Drug and Hospital Supplies:  4.9%
----------------------------------------------------------
American Home Products Corp.      6,050            586,850
Amgen Inc.*                      10,700            634,644
Astra AB (Sweden)                10,900            435,035
Avecor Cardiovascular Inc.*       4,750             82,531
Baxter International Inc.        34,500          1,444,688
Bio Vascular Inc.*                1,900             22,325
Bristol Myers Squibb Co.          8,600            738,525
Daig Corp.*                       2,100             48,563
Dura Pharmaceuticals Inc.*        6,150            213,713
Endosonics Corp.*                 1,000             15,000
Enterprise System Inc.*             700             21,000
Gilead Sciences Inc.*               700             22,575
Guidant Corp.                     9,400            397,150
I STAT Corp.*                     2,325             74,981
IDEX Labs Inc.*                   3,300            154,275

                               Number             Market
                              of Shares           Value
                              ---------         ----------
Immulogic Pharmaceutical Co.*     3,600            $68,625
Lilly (Eli) & Co.                13,400            753,750
Lincare Holdings Inc.*            2,700             67,163
Lunar Corp.*                      2,100             56,963
Mecon Inc.*                       1,000             15,875
Medtronic Inc.                    4,300            240,263
Merck & Co. Inc.                 11,000            723,250
Meridian Diognostic               4,300             47,569
Minntech Corp.                    3,500             68,688
Parexel International
  Corp.*                          2,800             95,200
Pfizer Inc.                       9,900            623,700
Pharmacia & Upjohn Inc.*         53,652          2,079,015
Pharmacia & Upjohn (Sweden)*      4,400            173,622
Research Industries Corp*         1,700             45,688
Santen Pharmaceutical Co.         6,000            135,981
Smithkline Beecham PLC           15,200            843,600
Target Therapeutics Inc.*         1,200             51,450
UROMED Corp.*                       800             10,100
Warner Lambert Co.                9,650            937,256
Yamanouchi Pharmacy (Japan)      14,000            301,017
----------------------------------------------------------
                                                12,230,630
Drug and Hospital Supplies:  0.4%
----------------------------------------------------------
Cambridge Technology
  Partners*                       2,275            128,822
Emerson Electric Co.              8,900            727,575
Sanmina Corp.*                    2,525            131,300
----------------------------------------------------------
                                                   987,697
Electrical and Electronics:  2.1%
----------------------------------------------------------
Applied Materials Inc.*          13,200            518,925
Baldor Electric Co.               4,451             89,576
BBC Brown Boveri (Switzerland)      260            302,037
Coherent Communications
  Systems Corp.*                    600             11,400
CP Clare Corp.*                   3,975             80,245
Cyberoptics Corp.*                  700             27,825
Eltron International Inc.*        1,900             67,688
Flextronics International*        2,800             83,300
Getronics NV (Netherlands)        7,919            370,116
Harman International              2,088             83,781
Hirose Electric (Japan)           4,200            241,627
Iberdrola SA (Spain)             41,000            375,185
Intel Corp.                       9,000            511,313
ITI Technologies Inc.*            2,625             77,109
Jabil Circuit Inc.*               1,400             15,400
Keane Inc.*                       2,400             53,100
Kyocera Corp. (Japan)             2,000            148,571
Linear Technology Corp.          10,000            393,750
LSI Logic Corp.*                  9,500            311,125
Mabuchi Motor Co. (Japan)         2,500            155,448
Microcom Inc.*                    2,500             65,156
Murata Manufacturing Co.
  (Japan)                         7,000            257,627
Network Express Inc.*             3,800             19,950
P Com Inc.*                       3,200             62,800
Rohm Co. (Japan)                  5,000            282,324
SGS Thomson Microelectronics*     6,600            265,650
Sharp Corp. (Japan)              20,000            319,613
Sierra Semi Conductor Corp.*      6,200             86,413
Smartflexsys Inc.*                2,400             42,600
----------------------------------------------------------
                                                 5,319,654
Electrical and Electronics:  0.0%
----------------------------------------------------------
Actel Corp.*                      6,800             73,525
----------------------------------------------------------


Entertainment:  0.5%
----------------------------------------------------------
Burgo(Cartiere) Spa (Italy)      25,820            128,846
ITT Industries Inc.*              6,150            147,600
Mirage Resorts Inc.*             16,400            565,800
Regal Cinemas Inc.*               1,950             57,281
Sierra On-Line Inc.*              3,450             98,756
Sodak Gaming Inc.*                4,900            101,063
Speedway Motorsports Inc.*        2,500             75,000
----------------------------------------------------------
                                                 1,174,346
Farm Supplies:  0.1%
Pioneer Hi-Bred International Inc. 6,100           339,313
----------------------------------------------------------





                               Number             Market
                              of Shares           Value
                              ---------         ----------
Finance:  0.6%
----------------------------------------------------------
Aegon NV (Netherlands)            7,300           $322,989
Beneficial Corp.                 10,200            475,575
MGIC Investment Corp.             7,800            423,150
SCHW Bankgesellsch
  (Switzerland)                     260            281,751
----------------------------------------------------------
                                                 1,503,465

Financial Services:  0.4%
----------------------------------------------------------
Concord Efs Inc.*                 4,262            177,939
Dean Witter Discover & Co.            1                 47
Dun & Bradstreet Corp.           11,450            741,388
PMT Services Inc.*                1,400             42,438
----------------------------------------------------------
                                                   961,812

Food and Beverage:  1.8%
----------------------------------------------------------
Anheuser Busch Cos. Inc.          8,100            541,688
Docks De France (France)            900            136,737
General Mills Inc.                7,450            430,238
Guinness (UK)                    18,000            132,365
Heinz H.J. Co.                   11,700            387,563
IBP Inc.                          3,800            191,900
Nabisco Holdings Corp.
  - Class A                      14,700            479,588
Nestle SA (Switzerland)             283            313,054
Pepsico Inc.                     15,400            860,475
Safeway Inc.*                     9,200            473,800
Tate & Lyle (UK)                 19,667            144,166
Unilever NV (Netherlands)         2,150            302,128
----------------------------------------------------------
                                                 4,393,702

Forest Products:  0.7%
----------------------------------------------------------
Rayonier Timerlands L.P.         15,100            503,963
Repola (Finland)                 16,765            316,073
Weyerhaeuser Co.                 20,000            865,000
----------------------------------------------------------
                                                 1,685,036

Furniture Manufacturing:  0.1%
----------------------------------------------------------
Masco Corp.                       5,800            181,975
----------------------------------------------------------


Health and Personal Care:  0.3%
----------------------------------------------------------
Authentic Fitness Corp.           5,365            111,324
Columbia/HCA Healthcare Corp.    10,100            512,575
ICU Medical Inc.*                 2,300             39,388
Instent Inc.*                     2,550             38,569
----------------------------------------------------------
                                                   701,856

Hospital and Health Care:  0.3%
----------------------------------------------------------
Access Health Inc.*               1,100             48,950
Advantage Health Corp.*           1,330             58,188
American Homepatient Inc.*        3,700            108,225
ARV Assisted Living ONC.*         2,700             31,725
Emeritus Corp.*                   1,100             12,788
Genesis Health Ventures Inc.*     3,300            120,450
Health Management Associates*     3,973            103,795
Healthcare Services Group Inc.*   5,100             46,538
Healthplan Services Corp.*        1,100             27,500
Living Centers of America Inc.*   3,075            107,625
National Surgery Center Inc.*       200              4,550
Owen Healthcare Inc.*             3,400             91,800
Pediatrix Medical Group*            500             13,875
Sterling House Corp.*             2,100             20,213
Vencor Inc.*                      1,525             49,563
----------------------------------------------------------
                                                   845,785

Hotels:  0.2%
----------------------------------------------------------
Marriott International, Inc.     11,600            443,700
----------------------------------------------------------


Industrial:  1.3%
----------------------------------------------------------
Blyth Industries Inc.*            4,600            135,700
ITT Corp. New*                    6,150            325,950
Johnson Controls Inc.            10,350            711,563
Sundstrand Corp.                 10,150            714,306
TRW Inc.                         16,460          1,275,650
Zebra Technologies Corp.*         4,526            155,016
----------------------------------------------------------
                                                 3,318,185




                               Number             Market
                              of Shares            Value
                              ---------          ---------
Machinery and Engineering:  0.2%
----------------------------------------------------------
Computational Systems Inc.*       1,200            $18,225
Credence Systems Corp.*           3,625             82,469
JLG Industries Inc.               2,200             64,900
Molins (UK)                      15,000            179,376
Rieter Holdings (Switzerland)       500            144,343
Rieter Holdings AG Warrants
  (Switzerland)*                    500              1,257
----------------------------------------------------------
                                                   490,570

Metals and Mining:  0.7%
----------------------------------------------------------
Freeport McMoran Copper
  & Gold                         30,350            849,800
Preussag AG (Germany)               440            122,998
Tostem Corp. (Japan)              9,000            298,983
Varity Corp.*                    14,950            555,019
----------------------------------------------------------
                                                 1,826,800

Miscellaneous:  4.0%
----------------------------------------------------------
3M Co.                           12,700            841,375
Anglian Water (UK)               15,600            147,060
Argentaria (Spain)                7,000            288,541
Baer Holdings AG (Switzerland)      100            111,400
BCO Tottae Acores-Registered
  (Portugal)                      5,720             94,547
Best Denki Co. (Japan)            8,000            118,547
Community Health System Inc.*     2,700             96,188
CUC International Inc.*          13,050            445,331
Cycle & Carriage (Singapore)     20,000            199,364
Danieli & Co. (Italy)            22,000            138,528
Danieli & Co. Warrants (Italy)*   5,500              2,871
Edaran Otomobil (Malaysia)       24,000            180,494
Essilor International (France)    2,200            307,290
First Data Corp.                 10,500            702,188
Franklin Resources Inc.           8,000            403,000
Fujitsu (Japan)                  28,000            311,864
Futaba Corp. (Japan)              4,000            183,245
Greencore (Ireland)              36,327            316,974
Hutchison Whampoa LTD
  (Hong Kong)                    37,000            225,373
IGEN Inc.*                        3,900             22,425
Jardine Matheson                 33,400            228,790
Komori Corp. (Japan)              6,000            151,090
Kon Ptt Nederland
  (Netherlands)                   5,200            188,920
Lafarge Coppee SA (France)        4,070            262,219
Leader Universal Holdings
  (Singapore)                    23,333             51,466
Maeda Corp. (Japan)              18,000            176,077
Marui Co. (Japan)                17,000            353,995
Mayr Melnhof*                    10,600            132,500
Medisense Inc.*                  24,293             59,171
Mercury Interactive Corp*         2,965             53,370
Mitsui & Co. (Japan)             34,000            298,344
Nichicon Corp. (Japan)           17,000            250,266
Nippondenso Co. (Japan)          13,000            243,002
Omron Corp. (Japan)              16,000            368,814
SGS Holdings (Switzerland)          150            297,789
Soc Elf Aquitaine (France)        3,950            291,027
Solvay (Belgian)                    480            260,550
Sommer Allibert (France)            500            132,632
Swire Pacific (Hong Kong)        20,000            155,189
Tele Danmark                      9,300            256,913
Toda Corp. (Japan)               19,000            164,697
Transaction Network Services
  Inc.*                           3,900             96,525
VA Technologie Ag. (Austria)      1,900            241,306
----------------------------------------------------------
                                                 9,851,257

Motor Vehicles and Equipment:  2.1%
----------------------------------------------------------
Bridgestone Corp. (Japan)        14,000            222,373
Chrysler Corp.                    7,950            440,231
Custom Chrome Inc.*               2,650             60,784
Eaton Corp.                      13,550            726,619
Echlin Inc.                      17,800            649,700
Edelbrock Corp.*                  3,050             46,894
General Motors Corp.             14,250            753,469
General Motors Corp. Series E    14,200            738,400
General Motors Corp. Series H    26,650          1,309,181
Mitsubishi Motors (Japan)        18,000            146,615
Peugeot SA (France)               1,000            131,918
----------------------------------------------------------
                                                 5,226,184

                               Number             Market
                              of Shares            Value
                              ---------          ---------
Office and Business Equipment and Services:  4.5%
----------------------------------------------------------
ABR Information Services Inc.*      450            $19,463
Accustaff Industry*               4,900            213,763
Alternative Res. Corp.*           2,500             75,000
America Online Inc.*              1,980             73,879
American Business Information     4,375             83,672
Analyst International Corp.       1,800             54,675
Bisys Group Inc.*                 2,300             70,150
Boca Research Inc.*               1,700             45,688
Business Objects SA*              1,300             62,888
Cabletron Systems Inc.*           6,800            550,800
Ceridian Corp.*                   6,300            259,875
Cisco Systems Inc.*               7,700            575,094
Citrix Sys Inc.*                  1,600             52,400
CMG Information Services Inc.*      600             55,500
Computer Horizons Corp.*          5,337            200,805
Corestaff Inc.*                   1,200             44,250
Cort Business Services Corp.*     4,200             69,300
Fiserv Inc.*                      2,975             89,064
Hewlett-Packard Co.              10,600            887,750
Honeywell Inc.                   28,750          1,397,969
HPR Inc.*                         1,200             36,000
IBM                              14,000          1,284,500
IDX Systems Corp.*                  400             13,850
IMNETt Systems Inc.*              2,300             55,200
INSO Corp*                        1,550             66,069
McAfee Associates Inc.*           3,225            138,272
META Group Inc.*                  1,700             52,063
Microsoft Corp.*                 10,900            957,156
National Data Corp.               1,300             32,175
On Assignment Inc.*               2,850             94,406
Pairgain Technologies Inc.*       3,200            174,400
Parametric Technology Corp.*      9,200            610,650
Peak Technologies Group Inc.*     2,910             90,210
Project Software & Developement
  Inc.*                           1,848             64,796
Renaissance Solutions Inc.*       2,200             30,250
Robert Half International Inc.*   3,475            145,516
Secure Computing Corp.*             700             39,025
Security Dynamics Technologies
  Inc.*                           2,550            139,613
Security Services (UK)           21,100            292,955
Shiva Corp.*                        600             43,800
SOS Staffing Services Inc.*       3,300             30,319
Sybase Inc.*                      6,800            243,950
Tivoli Systems Inc.*              1,900             63,769
US Robotics Corp.*                2,500            219,688
Vantive Corp.*                    2,000             45,000
Xerox Corp.                       9,600          1,315,200
----------------------------------------------------------
                                                11,160,817

Paper:  1.1%
----------------------------------------------------------
Alco Standard Corp.               6,000            273,750
Kimberly Clark Corp.             27,368          2,264,702
Svenska Cellulosa (Sweden)       17,000            263,717
----------------------------------------------------------
                                                 2,802,169

Petroleum and Petroleum Related:  4.5%
----------------------------------------------------------
Amoco Corp.                      12,050            866,094
Atlantic Richfield Co.            4,100            454,075
British Peteroleum PLC           12,900          1,317,413
Burmah Castrol PLC (UK)          20,880            302,710
Enron Corp.                      24,400            930,250
Exxon Corp.                       9,900            793,238
Halliburton Co.                   8,900            450,563
Mobil Corp.                      12,450          1,394,400
Occidental Petroleum Corp.       40,671            869,343
Phillips Petroleum Co.           12,800            436,800
Repsol SA (Spain)                12,675            415,360
Shell Transport & Trading (UK)    7,000             92,569
Sonat Inc.                       14,950            532,594
Tenneco Inc.                     11,550            573,169
Total SA                         36,552          1,242,768
Witco Corp.                      17,300            506,025
----------------------------------------------------------
                                                11,177,371

Plastics:  0.1%
----------------------------------------------------------
Toray Industries Inc. (Japan)    36,000            237,094
----------------------------------------------------------

                                 Number           Market
                               of Shares          Value
                               ---------        ----------

Printing and Publishing: 0.6%
----------------------------------------------------------
Dai Nippon Printing (Japan)      17,000           $288,136
Harcourt General Inc.             9,800            410,375
McGraw Hill Inc.                  6,300            548,888
Mecklermedia Corp.*               1,300             20,475
Scientific Games Holdings Corp.*  3,120            118,560
Singapore Press HD (Singapore)    9,600            169,671
Wolters Kluwer NV (Netherlands)      45              4,257
----------------------------------------------------------
                                                 1,560,362

Public Utilities:  1.4%
----------------------------------------------------------
Cinergy Corp.                    18,903            578,904
East Midlands Electricity (UK)   12,600            130,422
Gaz Et Eaux (France)                675            234,327
General Electric (UK)            50,714            278,813
Hong Kong Electric               50,000            163,919
Kurita Water Industries (Japan)  10,000            266,344
North West Water (UK)            15,560            148,858
Northeast Utilities              29,450            717,844
Public Service Co. of Colorado    7,650            270,619
Scottish Power (UK)               1,100              6,321
Texas Utilities Co.               7,242            297,827
Veba AG (Germany)                 8,950            379,962
----------------------------------------------------------
                                                 3,474,160

Railroads:  0.8%
----------------------------------------------------------
Burlington Northern Santa Fe      8,500            663,000
Canadian National Railway Co.
  (Canada)*                      36,400            546,000
Union Pacific Corp.              11,050            729,300
----------------------------------------------------------
                                                 1,938,300

Real Estate:  0.5%
----------------------------------------------------------
Amoy Properties (Hong Kong)     152,000            151,361
Cheung Kong Holdings
  (Hong Kong)                    42,000            255,829
Hong Kong Land Holdings          59,000            109,150
Meditrust                        18,400            641,700
----------------------------------------------------------
                                                 1,158,040

Restaurant:  0.1%
----------------------------------------------------------
Apple South Inc.                  3,600             76,950
Landry's Seafood Restaurant Inc.* 4,200             72,188
Quantum Restaurant Group Inc.*    2,600             29,250
Studio Plus America Inc.*         4,450            115,700
----------------------------------------------------------
                                                   294,088

Retail:  2.1%
----------------------------------------------------------
Argyll Group (UK)                43,058            227,360
Dayton Hudson Corp.               4,700            352,500
Department 56 Inc.*               3,240            124,335
Fastenal Co.                      3,595            152,788
Federated Department Stores
  Inc.*                          20,900            574,750
ITO Yokado Co. (Japan)            6,000            369,588
K Mart Corp.                     47,650            345,463
Kenneth Cole Productions Inc.*    7,950            149,063
Michelin CGDE (France)            5,920            236,099
Moovies Inc.*                     2,800             37,100
Penney (J.C.) Co. Inc.            9,500            452,438
Rexall Sundown Inc.*              6,900            152,231
Rite Aid Corp.                   14,700            503,475
Sears (UK)                      160,000            258,425
Sears, Roebuck & Co.             28,950          1,129,050
Sunglass Hut International Inc.*  3,200             75,600
West Marine Inc.*                 1,800             56,475
----------------------------------------------------------
                                                 5,196,740

Securities Dealers:  0.3%
----------------------------------------------------------
Daiwa Securities (Japan)         27,000            413,172
Merrill Lynch & Co. Inc.          9,400            479,400
----------------------------------------------------------
                                                   892,572

Shoes:  0.6%
----------------------------------------------------------
Melville Corp.                   17,300            531,975
Nike Inc.                         9,500            661,438
Wolverine World Wide Inc.         7,360            231,840
----------------------------------------------------------
                                                 1,425,253

Soaps, Cleaner and Cosmetics: 0.6%
----------------------------------------------------------
Avon Products Inc.               12,800           $964,800
Colgate-Palmolive Co.             7,550            530,388
----------------------------------------------------------
                                                 1,495,188

Steel:  0.1%
----------------------------------------------------------
Bekaert SA (Belgium)                263            216,709
Nisshin Steel Co. (Japan)        18,000             72,697
----------------------------------------------------------
                                                   289,406

Telecommunications:  3.8%
----------------------------------------------------------
3Com Corp. *                     12,700            592,931
American Telephone &
  Telegraph Co.                   9,350            605,413
Bell Atlantic Corp.              25,050          1,675,219
CAI Wireless Systems Inc.*        6,100             58,331
Cellular Communications
  International                       1                 42
Centennial Cellular Corp.*        3,100             53,475
Century Communications Corp.*     4,831             38,648
Colonial Data Technologies*       3,850             78,925
Comnet Cellular Inc.*             2,165             62,785
EZ Communications Inc.*           4,700             82,838
GTE Corp.                        19,300            849,200
MCI Communications Corp.         34,900            913,944
Midcom Communications Inc.*       1,875             33,281
Nippon Telephone & Telegraph
  CP (Japan)                         23            186,005
Nynex Corp.                      16,867            910,818
Pacific Telesis Group             9,400            316,075
SBC Communications Inc.          29,450          1,693,375
Sprint Corp.                     14,000            558,250
Tele Communications Inc. New*    14,975            401,517
Vodafone Group (UK)              75,860            272,149
Wireless One Inc.*                  900             15,188
----------------------------------------------------------
                                                 9,398,409

Textiles-Apparel Manufacturing:  0.2%
----------------------------------------------------------
Nautica Enterprises Inc.*         4,105            178,054
St. John Knits Inc.               4,000            212,500
----------------------------------------------------------
                                                   390,554

Transportation:  0.1%
----------------------------------------------------------
Expeditores International of
  Washington Inc.                 3,825             99,928
Fritz Companies Inc.*             2,780            115,718
----------------------------------------------------------
                                                   215,646

Trucking Companies:  0.3%
----------------------------------------------------------
Ryder System Inc.                29,500            730,125
----------------------------------------------------------

Total Common Stocks:  59.3%
(Cost $122,171,383)                            147,415,022
----------------------------------------------------------

Preferred Stocks:

Case Equipment Inc.               5,275            597,394
Citicorp                          1,450            266,075
----------------------------------------------------------

Total Preferred Stocks:  0.3%
(Cost  $613,009)                                   863,469
----------------------------------------------------------

                                 Par
Options Purchased:              Amount
                               ---------

U.S. Dollar call/ German Mark put
 Put Expiring 2/1/96, strike
  price 1.49                    $34,320             10,560
----------------------------------------------------------

 Total Options Purchased:  0.0%
(Cost  $34,320)                                     10,560
----------------------------------------------------------

                             Maturity
Repurchase Agreement:         Amount
                            -----------

Shearson Lehman repurchase
agreement, dated 12/29/95,
6.55%, maturing 1/2/96
collateralized by U.S.
Treasury Bond
8.125%, 8/15/19             $31,954,043         31,925,000
----------------------------------------------------------

Total Repurchase Agreement:  12.8%
(Cost $31,925,000)                              31,925,000

                                                Market
                                                 Value
                                              ------------
Total Investments:  103.8%
(Cost $230,237,202)                           $258,343,230
----------------------------------------------------------

                                Par
Securities Sold Short:         Amount
                             ----------

GNMA
  1.0%, 1/1/99               $1,120,000         (1,110,894)
----------------------------------------------------------

Total Securities Sold Short:  (0.4%)
(Proceeds $1,124,023)                           (1,110,894)
----------------------------------------------------------

Other Assets Under Liabilities:  (3.4%)         (8,460,074)
----------------------------------------------------------

Net Assets: 100%
(equivalent to 13.391 per share based
 on 18,577,701 shares issued and
 outstanding)                                 $248,772,262
==========================================================

Lincoln National Growth and Income Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                              Number             Market
Common Stocks:               of Shares           Value
                             ----------       ------------

Aerospace:  1.4%
----------------------------------------------------------
McDonnell Douglas Corp.         270,900        $24,922,800
----------------------------------------------------------

Air Transportation:  0.6%
----------------------------------------------------------
AMR Corp.*                      154,900         11,501,325
----------------------------------------------------------

Banking and Insurance:  10.6%
----------------------------------------------------------
AllState Corp.                  480,049         19,742,015
American General Corp.          584,000         20,367,000
Bank of Boston Corp.            521,500         24,119,375
Bank of New York Inc.           502,500         24,496,875
Chemical Banking Corp.          458,800         26,954,500
Cigna Corp.                     248,800         25,688,600
First Chicago NBD Corp.         615,943         24,329,749
NationsBank Corp.               227,500         15,839,687
Transamerica Corp.              104,300          7,600,863
Transport Holdings Inc.*             77              3,138
Travelers Inc.                   83,500          5,250,062
----------------------------------------------------------
                                               194,391,864
Broadcasting:  1.3%
----------------------------------------------------------
Capital Cities ABC Inc.          82,400         10,166,100
King World Productions Inc.*    328,900         12,785,988
----------------------------------------------------------
                                                22,952,088

Building Materials:  0.7%
----------------------------------------------------------
Dover Corp.                     334,200         12,323,625
----------------------------------------------------------


Building and Construction:  0.4%
----------------------------------------------------------
Armstrong World Industries Inc. 114,900          7,123,800
----------------------------------------------------------


Chemicals:  3.1%
----------------------------------------------------------
Dow Chemical Co.                147,600         10,387,350
Du Pont E I De Nemours & Co.    248,300         17,349,962
Eastman Chemical Co.             82,900          5,191,613
Olin Corp.                      171,400         12,726,450
Union Carbide Corp.             274,700         10,301,250
----------------------------------------------------------
                                                55,956,625

Consumer Products and Services:  5.7%
----------------------------------------------------------
American Brands Inc.            133,500          5,957,437
Black & Decker Corp.            323,000         11,385,750
Omnicom Group Inc.              232,800          8,671,800
Philip Morris Co. Inc.          583,000        $52,761,500
Procter & Gamble Co.            320,700         26,618,100
----------------------------------------------------------
                                               105,394,587

Drug and Hospital Supplies:  8.3%
----------------------------------------------------------
Baxter International Inc.       637,500         26,695,313
Bristol Myers Squibb Co.        488,300         41,932,762
Lilly (Eli) & Co.               260,000         14,625,000
Merck & Co. Inc.                150,800          9,915,100
Pharmacia & Upjohn Inc.*        719,490         27,880,237
Schering-Plough Corp.           578,900         31,694,775
----------------------------------------------------------
                                               152,743,187

Electrical and Electronics:  7.7%
----------------------------------------------------------
Alliance Semiconductor Corp.*   296,100          3,442,163
Applied Materials Inc.*         565,400         22,262,625
Arrow Electrics Inc.*           115,200          4,968,000
Avnet Inc.                      239,400         10,713,150
General Electric Co.            563,500         40,572,000
Harris Corp.                    306,300         16,731,637
Mentor Graphics Corp.*          411,200          7,504,400
Read Rite Corp.*                638,700         14,849,775
Texas Instruments Inc.          100,100          5,180,175
Teradyne Inc.*                  568,000         14,200,000
----------------------------------------------------------
                                               140,423,925

Entertainment:  2.1%
----------------------------------------------------------
Bally Entertainment Corp.*      555,500          7,777,000
Mattel Inc.                     252,031          7,749,953
Mirage Resorts Inc.*            678,400         23,404,800
----------------------------------------------------------
                                                38,931,753

Finance:  0.9%
----------------------------------------------------------
Household International Inc.    270,700         16,005,137
----------------------------------------------------------

Food and Beverage:  6.9%
----------------------------------------------------------
Campbell Soup Co.                70,300          4,218,000
Coca Cola Co.                   329,700         24,480,225
ConAgra Inc.                    331,900         13,690,875
CPC International Inc.          146,100         10,026,112
Heinz H.J. Co.                  407,150         13,486,844
IBP Inc.                        355,300         17,942,650
RJR Nabisco Holding Corp.       318,920          9,846,655
Safeway Inc.*                   515,900         26,568,850
Universal Foods Corp.           142,600          5,721,825
----------------------------------------------------------
                                               125,982,036

Industrial:  0.5%
----------------------------------------------------------
TRW Inc.                        126,100          9,772,750
----------------------------------------------------------


Machinery and Engineering:  1.2%
----------------------------------------------------------
Novellus Systems Inc.*          394,300         21,292,200
----------------------------------------------------------

Metals and Mining:  2.2%
----------------------------------------------------------
Cyprus Amax Minerals Co.        413,200         10,794,850
Parker Hannifin Corp.           261,950          8,971,787
Phelps Dodge Corp.              336,800         20,965,800
----------------------------------------------------------
                                                40,732,437

Motor Vehicles and Equipment:  2.6%
----------------------------------------------------------
Eaton Corp.                     373,100         20,007,488
Ford Motor Co.                  405,400         11,756,600
Goodrich BF Co.                 139,400          9,496,625
Navistar International Corp.*   679,900          7,138,950
----------------------------------------------------------
                                                48,399,663

                              Number             Market
                             of Shares           Value
                             ----------       ------------

Office and Business Equipment and Services:  7.0%
----------------------------------------------------------
Adaptec Inc.*                   200,400         $8,216,400
Cadence Design Systems Inc.*    494,250         20,758,500
Cisco Systems Inc.*             150,300         11,216,138
Computer Associates
  International Inc.             95,300          5,420,187
Dell Computer Corp.*            626,200         21,682,175
Digital Equipment Corp.*         73,600          4,719,600
Manpower Inc.                   213,100          5,993,437
Micron Technology Inc.          118,100          4,679,713
Reynolds & Reynolds Co.         209,200          8,132,650
Seagate Technology*             230,300         10,939,250
Sun Microsystems Inc.*          568,200         25,924,125
----------------------------------------------------------
                                               127,682,175

Paper: 1.8%
----------------------------------------------------------
Bowater Inc.                    546,800         19,411,400
Stone Container Corp.           465,500          6,691,562
Union Camp Corp.                151,600          7,219,950
----------------------------------------------------------
                                                33,322,912

Petroleum and Petroleum Related:  9.1%
----------------------------------------------------------
Amoco Corp.                     288,900         20,764,687
Atlantic Richfield Co.           92,900         10,288,675
Exxon Corp.                     574,400         46,023,800
Halliburton Co.                 277,800         14,063,625
Lyondell Petrochemical Co.      588,300         13,457,363
Mobil Corp.                     123,200         13,798,400
Occidental Petroleum Corp.      195,000          4,168,125
Royal Dutch Petroleum Co.       147,600         20,830,050
Williams Companies Inc.         537,500         23,582,812
----------------------------------------------------------
                                               166,977,537

Printing and Publishing:  0.5%
----------------------------------------------------------
New York Times Co.              321,800          9,533,325
----------------------------------------------------------


Public Utilities:  4.4%
----------------------------------------------------------
Baltimore Gas & Electric Co.    150,900          4,300,650
Consolidated Edison Co.         679,900         21,756,800
General Public Utilities Corp.  272,450          9,263,300
New York State Electric &
  Gas Corp.*                    331,300          8,572,388
Northeast Utilities             388,000          9,457,500
SCE Corp.                       203,700          3,615,675
Unicom Corp.                    730,900         23,936,975
----------------------------------------------------------
                                                80,903,288

Railroads:  0.2%
----------------------------------------------------------
Conrail Inc.                     44,200          3,094,000
----------------------------------------------------------


Retail:  3.6%
----------------------------------------------------------
Eckerd Corp.*                   115,300          5,145,263
Jostens Inc.                     56,100          1,360,425
Kroger Co.*                     611,600         22,935,000
Pier 1 Imports Inc.             416,700          4,739,962
Sears, Roebuck & Co.            228,200          8,899,800
Staples Inc.*                   773,800         18,861,375
Waban Inc.*                     252,500          4,734,375
----------------------------------------------------------
                                                66,676,200

Securities Dealers:  1.5%
----------------------------------------------------------
Bear, Stearns & Co. Inc.        807,100         16,041,113
Dean Witter Discover & Co.      261,800         12,304,600
----------------------------------------------------------
                                                28,345,713

Shoes:  0.7%
----------------------------------------------------------
Nike Inc.                       178,600         12,435,025
----------------------------------------------------------


Soaps, Cleaner and Cosmetics:  1.9%
----------------------------------------------------------
Clorox Co.                      220,000         15,757,500
Colgate-Palmolive Co.           264,900         18,609,225
----------------------------------------------------------
                                                34,366,725

Telecommunications:  9.2%
----------------------------------------------------------
American Telephone &
  Telegraph Co.                 345,200        $22,351,700
Ameritech Corp.                 607,500         35,842,500
Bellsouth Corp.                 573,600         24,951,600
Comsat Corp.                    281,600          5,244,800
GTE Corp.                       738,000         32,472,000
Pacific Telesis Group           821,000         27,606,125
SBC Communications Inc.         135,800          7,808,500
Sprint Corp.                    333,500         13,298,313
----------------------------------------------------------
                                               169,575,538

Transportation: 0.9%
----------------------------------------------------------
Illinois Central Corp.          311,300         11,946,138
PHH Corp.                        92,700          4,333,725
----------------------------------------------------------
                                                16,279,863

Total Common Stocks:  97.0%
(Cost  $1,404,390,388)                       1,778,042,103
----------------------------------------------------------

                                Par
Money Market Instrument:       Amount
                             ----------

AT&T Corp.
  5.65%, 1/17/96             $5,000,000          4,984,306
U.S. Treasury Bill
  0.0%, 5/2/96                4,500,000          4,229,957
Avco Financial Services
  5.66%, 2/13/96              2,500,000          2,464,232
Bell Atlantic Financial
  Services
  5.77%, 1/17/96              7,600,000          7,556,148
Commercial Credit Co.
  5.81%, 1/8/96               3,300,000          3,289,348
ITT-Hartford Group, Inc.
  5.8%, 1/18/96               6,300,000          6,276,655
  5.65%,1/19/96               5,900,000          5,880,555
PHH Corp.
  5.85%, 1/10/96              3,725,000          3,717,131
  5.75%,1/19/96               6,300,000          6,250,694
Smith Barney
  5.8%, 1/3/96                4,200,000          4,185,790
  5.9%, 1/3/96                5,600,000          5,593,521
Sony Captial Corp.
  6.05%, 1/5/96               1,400,000          1,398,118
Sumitomo Corp. Of America
  5.75%,  1/4/96             12,700,000         12,664,736
  5.75%, 1/5/96               5,800,000          5,785,178
  5.8%,  1/22/96              5,275,000          5,253,753
Temple-Inland Inc.
  5.9%, 1/17/96               5,000,000          4,983,611
UBS Finance Inc.
  5.75%, 1/2/96               6,800,000          6,786,967
----------------------------------------------------------

Total Money Market Instruments:  5.0%
(Cost  $91,300,700)                             91,300,700
----------------------------------------------------------

Total Investments:  102.0%
(Cost $1,495,691,088)                        1,869,342,803
----------------------------------------------------------

Other Assets Under Liabilities  (2.0%)         (35,892,346)
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $29.756 per share
based on 61,615,296 shares
issued and outstanding)                     $1,833,450,457
==========================================================

Lincoln National International Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                               Number            Market
Common Stocks:               of Shares           Value
                             ----------       ------------

Argentina:  0.5%
----------------------------------------------------------
Argentinian Investment Co.*     100,200         $1,904,802
----------------------------------------------------------


Australia:  1.9%
----------------------------------------------------------
Broken Hill Proprietary
  Co. LTD                         4,212             59,483
News Corp.                      400,000          2,134,681
Western Mining CP               350,000          2,247,659
Woodside Petroleum              465,000          2,377,880
----------------------------------------------------------
                                                 6,819,703

Brazil:  0.9%
----------------------------------------------------------
Brazilian Investment Co.*       109,000          3,332,130
----------------------------------------------------------


Chile:  1.0%
----------------------------------------------------------
Chile Fund Inc.                 143,800          3,720,825
----------------------------------------------------------


China:  0.7%
----------------------------------------------------------
China North Industries*       2,850,000          2,565,000
----------------------------------------------------------


Finland:  0.7%
----------------------------------------------------------
Nokia A                          66,400          2,610,567
----------------------------------------------------------


France:  5.5%
----------------------------------------------------------
AXA                              63,800          4,299,367
BIC                              37,100          3,772,881
Carrefour                         7,100          4,307,556
Ecco                             24,050          3,639,177
TF1                              35,200          3,773,739
----------------------------------------------------------
                                                19,792,720

Germany:  5.1%
----------------------------------------------------------
Gehe AG                           7,560          3,847,194
Mannesmann AG                    11,800          3,756,751
SAP AG*                          21,750          3,290,171
Veba AG                          92,600          3,931,223
Viag                              8,760          3,511,328
----------------------------------------------------------
                                                18,336,667

Hong Kong:  4.8%
----------------------------------------------------------
First Pacific Co.             1,814,000          2,017,511
Guoco Group                     560,000          2,701,326
HSBC Holdings PLC               200,000          3,026,188
Hutchison Whampoa LTD           570,000          3,471,969
Peregrine Investment Holdings 2,000,000          2,586,485
Swire Pacific                   364,000          2,824,442
Television Broadcast            200,000            712,577
----------------------------------------------------------
                                                17,340,498

India:  0.7%
----------------------------------------------------------
India Magnum Fund*               56,250          2,475,000
----------------------------------------------------------


Ireland:  1.0%
----------------------------------------------------------
Elan Corp. PLC*                  42,500          2,061,250
Waterford Wedgewood           1,530,000          1,469,741
----------------------------------------------------------
                                                 3,530,991

Italy:  1.1%
----------------------------------------------------------
Telecom Italia Mobile*        2,220,000          3,907,060
----------------------------------------------------------

                               Number            Market
                             of Shares           Value
                             ----------       ------------
Japan:  33.3%
----------------------------------------------------------
Acom Co.                         51,700         $2,163,137
Amway Japan LTD                  79,200          3,344,426
Asahi Bank                      240,000          3,021,792
Bridgestone Corp.               182,000          2,890,847
Canon Inc.                      247,000          4,473,511
Daiwa Securities                208,000          3,182,954
DDI Corp.                           191          1,479,903
Hitachi LTD                     284,000          2,860,630
Hitachi Zosen Corp.             659,000          3,414,673
Honda Motor Co.                 170,000          3,507,022
Kato Denki Co.                  114,000          2,959,031
Keyence Corp.                    26,500          3,054,237
Kinden Corp.                    169,000          2,880,775
Kuraray Co.                     147,000          1,608,814
Kyocera Corp.                    20,000          1,485,714
Matsushita Electric Works       247,000          2,607,554
Mitsubishi Bank                 123,000          2,894,818
Mitsubishi Heavy Industries     242,000          1,928,969
Mitsubishi Trust & Banking      171,000          2,848,620
Murata Manufacturing Co.         75,000          2,760,291
NEC Corp.                       213,000          2,599,322
Nichiei Co.                      44,000          3,281,356
Nintendo Co.                     44,300          3,368,087
Nippon Steel Corp.              770,000          2,640,000
Nippon Telephone &
  Telegraph CP                      351          2,838,596
Nippon TV Network                11,200          2,993,898
Nishimatsu Construction         237,000          2,777,433
NKK Corp.*                    1,000,000          2,692,494
Omron Corp.                     135,000          3,111,864
Ricoh Co.                       271,000          2,965,908
Rohm Co.                         40,000          2,258,596
Sankyo Co.                       65,600          3,049,685
Sanwa Bank                      132,000          2,684,746
Sanyo Shinpan Financial          25,700          2,115,739
Secom Co.                        44,000          3,059,758
Sekisui House                   220,000          2,812,591
Seven Eleven Japan               37,000          2,608,814
Shin Etsu Chemical Co.          147,000          3,046,780
Sumitomo Bank                   130,000          2,757,385
Tokyo Electron                   78,000          3,021,792
Tostem Corp.                     82,000          2,724,068
Yamanouchi Pharmacy              66,000          1,419,080
Yamato Transport                255,000          3,037,772
----------------------------------------------------------
                                               119,233,482

Malaysia:  2.5%
----------------------------------------------------------
Hong Leong Credit               439,000          2,177,974
Hong Leong Properties BHD     1,500,000          1,559,239
Multi Purpose Holdings        1,600,000          2,343,584
Renonga BHD                   1,841,000          2,725,582
----------------------------------------------------------
                                                 8,806,379

Netherlands:  8.4%
----------------------------------------------------------
Aegon NV                        127,025          5,620,225
Heineken Holding                 23,275          3,814,623
IHC Caland NV                   123,300          4,149,187
ING Group                        71,000          4,743,067
Polygram NV                      52,900          2,808,675
Randstad Holdings               116,000          5,262,541
Wolters Kluwer NV                38,400          3,632,529
----------------------------------------------------------
                                                30,030,847

New Zealand:  1.5%
----------------------------------------------------------
Carter Holt Harvey            1,185,000          2,556,551
Telecom Corp. Of New Zealand    666,000          2,873,692
----------------------------------------------------------
                                                 5,430,243

Norway:  0.8%
----------------------------------------------------------
Saga Petroleum                  225,600          3,009,615
----------------------------------------------------------


Singapore:  1.9%
----------------------------------------------------------
Keppel Corp.                    307,000          2,734,677
Overseas Chinese Banking Corp.  311,500          3,897,879
----------------------------------------------------------
                                                 6,632,556

                               Number            Market
                             of Shares           Value
                             ----------       ------------
Spain:  2.2%
----------------------------------------------------------
Centros Com Pryca               186,800         $3,919,258
Corporacion Mapfre               69,000          3,862,407
----------------------------------------------------------
                                                 7,781,665

South Korea:  1.3%
----------------------------------------------------------
Korea International
  Investment Fund III*           14,286          1,783,036
Korea International
  Investment Fund IV*            27,650          2,889,425
----------------------------------------------------------
                                                 4,672,461

Sweden:  5.4%
----------------------------------------------------------
Astra AB                        107,490          4,290,081
Autoliv AB                       66,800          3,903,550
Ericsson (LM) Tel               159,400          3,120,924
Skandia Foersaekrings           173,800          4,698,571
Volvo AB                        165,500          3,389,912
----------------------------------------------------------
                                                19,403,038

Switzerland:  5.0%
----------------------------------------------------------
BBC Brown Boveri                  3,500          4,065,886
Roche Holdings AG - Warrants        590          4,667,317
Sandoz AG                         5,965          5,460,806
SCHW Ruckversicher                3,110          3,618,223
----------------------------------------------------------
                                                17,812,232

United Kingdom: 9.7%
----------------------------------------------------------
Abbey National                  363,800          3,593,365
British Airport Authority       142,215          1,075,612
British Petroleum               476,400          3,976,782
Carlton Communications PLC      225,400          3,379,775
Powergen                        425,000          3,511,414
Reed Elsevier International     258,200          3,935,755
Reuters Holdings                377,000          3,451,491
Standard Chartered Bank         600,000          5,106,383
Thorn EMI                       108,335          2,551,484
Videotron*                       86,000          1,101,875
Vodafone Group                  847,000          3,038,624
----------------------------------------------------------
                                                34,722,561

Total Common Stocks:  95.9%
(Cost  $306,535,621)                           343,871,042
----------------------------------------------------------

                              Maturity
Repurchase Agreement:          Amount
                             ----------

State Street Bank and Trust
Co. repurchase agreement
dated 12/29/95, 5.0%,
maturing on 1/2/96
collateralized by
U.S. Treasury
Notes 8.0%, 8/15/99          $5,359,719          5,356,000
----------------------------------------------------------

Total Repurchase Agreement:  1.5%
(Cost $5,356,000)                                5,356,000
----------------------------------------------------------

Total Investments:  97.4%
(Cost  $311,891,621)                           349,227,042
----------------------------------------------------------

Other Assets Over Liabilities:  2.6%             9,163,561
----------------------------------------------------------

Net Assets: 100%
(Equivalent to $13.398 per share based
on 26,750,338 shares issued and
outstanding)                                  $358,390,603
==========================================================

Lincoln National Managed Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                                Par              Market
Long-Term Debt Investments:    Amount            Value
                             ----------       ------------

U.S. Government and Agency Obligations:  21.2%
----------------------------------------------------------
FHLMC Pool
  7.3%, 12/15/12             $2,994,978         $3,191,149
  8.5%,   1/1/17              1,222,426          1,270,236

                                Par              Market
                               Amount            Value
                             ----------       ------------
FNMA
  7.56% Principal Strip
   12/20/01*                 $4,000,000         $3,774,800
  7.6%, 7/25/05               1,682,028          1,711,363
  6.73%, 8/1/05               2,143,791          2,215,929
  7.0%, 10/1/05               2,994,533          3,016,992
  7.175%, 10/1/05             3,994,881          4,275,641
  6.655%, 11/1/05               999,291          1,034,756
  6.66%, 12/1/05              2,000,000          2,066,120
  0.0% Debenture, 7/5/14*     2,500,000            770,700
  7.15%, 10/1/15              2,989,283          3,032,209
  7.5%, 5/25/20               4,000,000          4,123,880
GNMA
  6.5%, 12/15/23              1,386,208          1,378,778
Tennessee Valley Authority
  Generic*
  0.0%, 11/1/00              11,500,000          8,772,200
U.S. Treasury Bonds
  8.0%, 11/15/21              6,500,000          8,135,140
U.S. Treasury Notes
  7.875%, 11/15/04            6,000,000          6,948,720
  6.5%, 8/15/05               7,200,000          7,672,464
  7.375%, 5/15/96             2,000,000          2,015,620
  8.875%, 2/15/96             7,000,000          7,030,590
  6.0%, 6/30/96              13,000,000         13,048,750
  5.375%, 5/31/98             5,000,000          5,015,600
U.S. Treasury Strip*
  9.875%, 5/15/08            70,000,000         34,059,200
----------------------------------------------------------
                                               124,560,837

Collateralized Mortgage Obligations:  0.7%
----------------------------------------------------------
FLHMC
  8.0%, 4/15/16               2,075,507          2,121,687
Mid State Trust III
  7.625%, 4/1/22                321,520            331,323
Prudential Home Mortgage
  6.7%, 11/25/07              1,500,000          1,517,160
----------------------------------------------------------
                                                 3,970,170

Indexed Securities:  0.6%
----------------------------------------------------------
Caterpillar Financial
Services Corp.*
  4.25%, 1/8/96, coupon
  inversely indexed to
  2 year Italian swap
  rate multiplied by 5.11.    3,500,000          3,476,900
----------------------------------------------------------


Air Transportation:  0.9%
----------------------------------------------------------
American Airlines
  Equipment Trust
  10.18%, 1/2/13              1,500,000          1,881,855
Delta Air Lines Inc.
  8.25%, 12/27/07             1,500,000          1,747,020
United Airline Inc.
  Equipment Trust
  9.35%, 4/7/16               1,500,000          1,718,145
----------------------------------------------------------
                                                 5,347,020

Banking and Insurance:  4.2%
----------------------------------------------------------
Ahmanson HF & Co.
  8.25%, 10/1/02              2,000,000          2,205,740
Banc One Corp.
  9.875%, 3/1/09                500,000            647,965
Barclays Bank Services
  3.875%, 11/30/49            2,000,000          1,715,000
Barnett Banks Inc. Note
  6.9%,9/1/05                 1,500,000          1,563,705
Chase Manhatten Corp.
  6.5% Subordinated
  Note, 1/15/09               3,000,000          3,003,750
First America Bank Corp.
  7.75% Subordinated
  Note, 7/1/04                2,000,000          2,186,860
First Union Corp.
  8.0%, 8/15/09               2,000,000          2,247,240
First USA Bank
  5.75%, 1/15/99              2,000,000          1,989,920
Fleet Financial Group
  7.25%, 9/1/99               1,000,000          1,046,880
National Westminster Bancorp
  3.69%, 7/30/49              3,000,000          2,512,500
National Westminster
 Bank p.l.c.
  9.45% Debentures, 5/1/01      500,000            577,820

                                Par              Market
                               Amount            Value
                             ----------       ------------
NationsBank Corp.
  8.125% Subordinated
  Debentures, 6/15/02        $1,000,000         $1,103,600
Travelers Group Inc.
  8.625%, 2/1/07              3,000,000          3,534,090
Viacom Inc.
  8.75%, 5/15/01                500,000            511,250
----------------------------------------------------------
                                                24,846,320

Entertainment:  0.4%
----------------------------------------------------------
Time Warner Inc.
  8.875%, 10/1/12               500,000            559,330
  9.125%, 1/15/13             1,500,000          1,687,710
----------------------------------------------------------
                                                 2,247,040

Finance:  3.8%
----------------------------------------------------------
Aristar Finance
  7.5% Senior Subordinated
  Note, 7/1/99                1,500,000          1,579,170
Avco Financial Services Inc.
  7.25%, 7/15/99              1,000,000          1,047,760
Chrysler Financial Corp.
  9.5%, 12/15/99              1,500,000          1,684,935
Discover Credit Corp.
  8.73% Med. Term Note,
  8/15/96                       500,000            509,805
Dow Capital B V
  9.0%, 5/15/10               3,000,000          3,636,030
Ford Motor Credit Co.
  7.95% Med. Term Notes,
  5/17/99                     2,000,000          2,131,580
General Electric Capital
  Corp.
  8.3%, 9/20/09               3,000,000          3,613,050
General Motors Acceptance
  Corp.
  7.85%, 11/15/97             1,500,000          1,558,650
  8.875%, 6/1/10              1,500,000          1,826,670
Household Finance Corp.
  9.625% Senior Subordinated
  Note, 7/15/00                 875,000            999,749
International Lease
  Finance Co.
  8.25%, 1/15/00              2,000,000          2,167,860
Salomon Inc.
  7.25%, 1/15/00              1,000,000          1,022,350
Spiegel Charge Account
  Trust 2
  6.95%, 12/17/01               500,000            510,265
----------------------------------------------------------
                                                22,287,874

Financial Services:  0.4%
----------------------------------------------------------
B.A.T. Capital Corp.
  Euro Bd (UK)
  6.5%, 11/24/03              2,500,000          2,514,063
----------------------------------------------------------


Food and Beverage:  0.7%
----------------------------------------------------------
Coca Cola Enterprises Inc.
  8.0%, 1/4/05                3,000,000          3,419,310
Nabisco Inc.
  7.55%, 6/15/15                750,000            786,090
----------------------------------------------------------
                                                 4,205,400

Foreign Government:  0.9%
----------------------------------------------------------
Hydro-Quebec
  7.2%, Med. Term Note
  10/5/09                     3,000,000          3,475,560
Manitoba (Province of)
  7.75%, 7/7/16               1,500,000          1,688,970
----------------------------------------------------------
                                                 5,164,530

Machinery and Engineering:  0.4%
----------------------------------------------------------
Deere & Co. Capital Corp.
  8.625%, 8/1/19              2,000,000          2,401,440
----------------------------------------------------------


Metals and Mining:  1.2%
----------------------------------------------------------
Cyprus Amax Minerals Co. Note
  7.375%, 5/15/07             2,500,000          2,670,325
Inco LTD Deb
  9.6%, 6/15/22               1,300,000          1,499,810
Newmont Gold Co.
  8.91%, 1/5/09                 750,000            833,767
Noranda Inc.
  8.125%, 6/15/04             2,000,000          2,220,380
----------------------------------------------------------
                                                 7,224,282

                                Par              Market
                               Amount            Value
                             ----------       ------------
Miscellaneous:  0.1%
----------------------------------------------------------
Xerox Corp. - Euronote
  8.375%, 9/25/96              $500,000           $505,745
----------------------------------------------------------


Paper:  0.8%
----------------------------------------------------------
Champion International Corp.
  7.7%, 12/15/99              1,500,000          1,593,030
Westvaco Corp.
  8.3%, 8/1/22                2,500,000          2,792,550
----------------------------------------------------------
                                                 4,385,580

Petroleum and Petroleum Related:  0.9%
----------------------------------------------------------
Enron Corp.
  9.5%, 6/15/01               1,000,000          1,160,760
Noble Affiliates Inc.
  7.25%, 10/15/23               600,000            611,418
Occidental Petroleum Corp.
  11.75%, 3/15/11             2,000,000          2,113,360
Petro Canada - Debentures
  8.6%, 10/15/01              1,500,000          1,670,895
----------------------------------------------------------
                                                 5,556,433

Public Utilities:  5.6%
----------------------------------------------------------
Baltimore Gas & Electric Co.
  8.92% Med. Term Note,
  7/16/98                     1,000,000          1,073,820
Carolina Power & Light Co.
  9.0%, 4/1/22                  500,000            534,625
Central Maine Power Co.
  6.5% Med. Term Note,
  7/22/97                     1,500,000          1,506,765
Commonwealth Edison Co.
  9.375%, 2/15/00               500,000            557,020
Detroit Edison Co.
  6.56% Med. Term Note,
  5/1/01                      2,000,000          2,042,980
Duquesne II Funding Corp.
  8.7%, 6/1/16                2,475,000          2,773,089
Great Lakes Power Inc.
  9.0%, 8/1/04                1,500,000          1,684,680
GTE Hawaiian Telephone
  Co. Inc. Sr Db
  7.0%, 2/1/06                2,000,000          2,097,200
Gulf States Utilities Co.
  7.35%, 11/1/98              1,500,000          1,553,205
Illinois Power Co.
  5.85% 1st Mortgage Bonds,
  10/1/96                       625,000            625,363
Long Island Lighting Co.
  9.625%, 7/1/24                500,000            529,995
National Rural Utilities
  Cooperative Finance Corp.
  8.5%, 2/15/98               1,000,000          1,055,810
Nevada Power Co.
  7.06%, 5/1/00               1,500,000          1,553,235
Old Dominion Electric Co-op
  7.48%, 12/1/13              1,500,000          1,642,020
Pacificorp
  9.15% Med. Term Note,
  8/9/11                      1,500,000          1,872,405
Pennsylvania Power & Light
  7.7%, 10/1/09               3,000,000          3,378,990
Public Service Co. of
  Colorado
  6.375%, 11/1/05             1,500,000          1,487,370
PSI Energry, Inc.
  8.57% Med. Term Note,
  12/27/11                      500,000            579,570
Texas Gas Transmission Corp.
  8.625%, 4/4/04              2,000,000          2,302,580
Texas Utilities Electric Co.
  7.375%, 8/1/01              1,500,000          1,588,770
Utilicorp United Inc.
  10.5%, 12/1/20              1,000,000          1,209,270
Washington Water Power Co.
  8.01% Med. Term Note,
  12/17/01                    1,000,000          1,099,270
----------------------------------------------------------
                                                32,748,032

Railroads:  0.3%
----------------------------------------------------------
Burlington Northern RR
  6.94%, 1/2/14                 500,000            524,930
Chicago & Northwestern
  Holdings Corp.
  6.25%, 7/30/12              1,460,551          1,464,143
----------------------------------------------------------
                                                 1,989,073


                                Par               Market
                               Amount             Value
                             ----------         ----------
Retail:  0.5%
----------------------------------------------------------
Sears, Roebuck & Co.
  9.05%, 2/6/12              $2,500,000         $3,039,450
----------------------------------------------------------

Securities Dealers:  0.7%
----------------------------------------------------------
Lehman Brothers Holding Co.
  Sr. Note
  8.875%, 3/1/02              1,000,000          1,117,000
Smith Barney Holdings
  7.875%, 10/1/99             3,000,000          3,196,170
----------------------------------------------------------
                                                 4,313,170

Telecommunications:  0.6%
----------------------------------------------------------
NYNEX Cap Funding
  7.63% Med. Term Note,
   10/15/09                   3,000,000          3,465,450
----------------------------------------------------------

Transportation:  0.4%
----------------------------------------------------------
Federal Express Corp. Note
  9.65%, 6/15/12              2,000,000          2,534,120
----------------------------------------------------------

Total Long-Term Debt Investments:  45.3%
(Cost $253,283,367)                            266,782,929
----------------------------------------------------------

                               Number
Common Stocks:                of Shares
                              ---------
Aerospace:  1.0%
----------------------------------------------------------
McDonnell Douglas Corp.          44,600          4,103,200
Parker Hannifin Corp.            51,550          1,765,588
----------------------------------------------------------
                                                 5,868,788

Air Transportation:  0.4%
----------------------------------------------------------
America West Airlines Inc. CL B* 24,700            419,900
AMR Corp.*                       15,900          1,180,575
Continental Airlines Holdings
  Inc.*                          11,400            495,900
Mesa Airlines Inc.*              52,500            472,500
----------------------------------------------------------
                                                 2,568,875

Banking and Insurance:  5.5%
----------------------------------------------------------
AllState Corp.                   88,810          3,652,311
American Bankers Ins. Group
  Inc.                           12,000            468,000
American General Corp.           97,900          3,414,263
Bank of Boston Corp.             78,200          3,616,750
Bank of New York Inc.            69,400          3,383,250
Banknorth Group Inc.*            13,200            508,200
Chemical Banking Corp.           63,100          3,707,125
Cigna Corp.                      33,900          3,500,175
Deposit Guaranty Corp.            9,800            436,100
First Chicago NBD Corp.          96,835          3,824,983
HCC Insurance Holdings Inc.*     14,100            521,700
MAIC Holdings Inc.*              13,400            455,600
NationsBank Corp.                33,500          2,332,437
Onebancorp Inc.                  15,100            503,962
Provident Bancorp*               10,500            493,500
Transamerica Corp.               17,500          1,275,313
Transport Holdings Inc.*             13                530
Travelers Group Inc.              2,700            169,762
United Carolina Bancshares
  Inc.*                          11,900            401,625
----------------------------------------------------------
                                                32,665,586

Broadcasting:  0.5%
----------------------------------------------------------
Heritage Media Corp.*            17,100            438,187
King World Productions Inc.*     54,200          2,107,025
Renaissance Communication
  Corp.*                         23,400            517,725
----------------------------------------------------------
                                                 3,062,937

Building Materials:  0.2%
----------------------------------------------------------
Dover Corp.                      34,300          1,264,812
----------------------------------------------------------


Building and Construction:  0.6%
----------------------------------------------------------
Armstrong World Industries Inc.  24,900          1,543,800
Halliburton Co.                  38,800          1,964,250
----------------------------------------------------------
                                                 3,508,050


                               Number             Market
                              of Shares           Value
                             ----------         ----------
Chemicals:  1.8%
----------------------------------------------------------
Albelmarle Corp.*                23,600           $457,250
Bio Rad Laboratories Inc.*       11,000            467,500
Dow Chemical Co.                 35,500          2,498,312
Du Pont E I De Nemours & Co.     20,900          1,460,388
Eastman Chemical Co.             20,400          1,277,550
International Specialty
  Products*                      44,400            482,850
Learonal Inc.*                   16,800            386,400
Mississippi Chemical Corp.*      19,000            441,750
Olin Corp.                       20,100          1,492,425
Somatogen Inc.*                  22,300            420,912
Union Carbide Corp.              34,600          1,297,500
----------------------------------------------------------
                                                10,682,837

Coal and Gas:  0.2%
----------------------------------------------------------
Louis Dreyfus Natural Gas
  Corp.*                         31,900            482,488
New Jersey Resources Corp.       16,100            485,013
Zeigler Coal Holding Co.         38,200            530,025
----------------------------------------------------------
                                                 1,497,526

Consumer Products and Services:  3.0%
----------------------------------------------------------
American Brands Inc.             17,800            794,325
Black & Decker Corp.             26,300            927,075
Hughes Supply Inc.*              17,000            480,250
Libbey Inc.                      20,000            450,000
Nash Finch Co.                   22,700            414,275
Omnicom Group Inc.               18,000            670,500
Philip Morris Co. Inc.           89,000          8,054,500
Procter & Gamble Co.             69,400          5,760,200
----------------------------------------------------------
                                                17,551,125

Drug and Hospital Supplies:  4.4%
----------------------------------------------------------
Adac Laboratories                36,300            440,138
Baxter International Inc.       101,800          4,262,875
Bristol Myers Squibb Co.         68,300          5,865,262
Lilly (Eli) & Co.                75,000          4,218,750
Merck & Co. Inc.                 11,700            769,275
Omnicare Inc.*                   12,000            537,000
Pharmacia & Upjohn Inc.*        106,045          4,109,244
Schering-Plough Corp.            76,400          4,182,900
Sybron International Corp.*      19,200            456,000
Target Therapeutics Inc.*        13,600            581,400
Watson Pharmaceuticals Inc.*      9,500            465,500
----------------------------------------------------------
                                                25,888,344

Electrical and Electronics:  4.1%
----------------------------------------------------------
Alliance Semiconductor
  Corp.*                         81,300            945,112
Applied Materials Inc.*          69,700          2,744,438
Arrow Electrics Inc.*            31,000          1,336,875
Auspex Systems Inc.*             29,600            540,200
Electroglas Inc.*                20,100            492,450
FSI International Inc.*          18,900            382,725
General Electric Co.             92,200          6,638,400
Harris Corp.                     44,600          2,436,275
Helix Technology Corp.*          12,500            493,750
Kemet Corp. Class B*             19,100            456,013
Mentor Graphics Corp.*          101,100          1,845,075
Read Rite Corp.*                 94,200          2,190,150
Rexel Inc.*                      34,600            467,100
Sanmina Corp.*                    8,800            456,500
Teradyne Inc.*                   78,000          1,950,000
Texas Instruments Inc.           12,000            621,000
Wyle Electronics                 11,500            403,937
----------------------------------------------------------
                                                24,400,000

Entertainment:  1.0%
----------------------------------------------------------
Bally Entertainment Corp.*       61,500            861,000
Grand Casinos Inc.*              18,300            425,475
Mattel Inc.                      33,512          1,030,494
Mirage Resorts Inc.*             96,800          3,339,600
----------------------------------------------------------
                                                 5,656,569

Finance:  0.7%
----------------------------------------------------------
Household International Inc.     58,000          3,429,250
One Valley Bancorp West
  Virginia Inc.                  14,000            437,500
----------------------------------------------------------
                                                 3,866,750



                               Number             Market
                              of Shares           Value
                              ---------         ----------
Financial Services:  0.3%
----------------------------------------------------------
Dean Witter Discover & Co.       21,800         $1,024,600
Interpool, Inc.                  27,300            487,988
Olympic Financial LTD*           28,800            468,000
----------------------------------------------------------
                                                 1,980,588

Food and Beverage:  3.5%
----------------------------------------------------------
Campbell Soup Co.                23,800          1,428,000
Coca Cola Co.                    40,600          3,014,550
ConAgra Inc.                     88,700          3,658,875
CPC International Inc.           23,000          1,578,375
Heinz H.J. Co.                   71,250          2,360,156
Hudson Foods Inc.                28,000            483,000
IBP Inc.                         53,800          2,716,900
RJR Nabisco Holding Corp.        38,480          1,188,070
Robert Mondavi Corp.*            14,000            386,750
Safeway Inc.*                    52,400          2,698,600
Smithfield Foods Inc.*           14,400            457,200
WLR Foods Inc.                   27,300            450,450
----------------------------------------------------------
                                                20,420,926

Hospital and Health Care:  0.3%
----------------------------------------------------------
Healthcare Compare Corp.*        29,300          1,274,550
Universal Health Services Inc.*  11,000            488,125
----------------------------------------------------------
                                                 1,762,675

Hotels:  0.1%
----------------------------------------------------------
Marcus Corp.*                    18,700            511,912
----------------------------------------------------------

Industrial:  0.3%
----------------------------------------------------------
TRW Inc.                         20,800          1,612,000
----------------------------------------------------------

Machinery and Engineering:  0.6%
----------------------------------------------------------
Barnes Group Inc.*               12,000            432,000
Graco Inc.                       13,600            414,800
Novellus Systems Inc.*           54,200          2,926,800
----------------------------------------------------------
                                                 3,773,600

Metals and Mining:  1.1%
----------------------------------------------------------
ASARCO Inc.                      27,700            886,400
Chaparral Steel Co.*             30,100            504,175
Cyprus Amax Minerals Co.         15,600            407,550
Intermet Corp.*                  38,000            399,000
Phelps Dodge Corp.               50,000          3,112,500
Texas Industries Inc.*            8,900            471,700
Tredegar Industries Inc.         14,400            468,000
----------------------------------------------------------
                                                 6,249,325

Miscellaneous:  0.3%
----------------------------------------------------------
Anthony Industries Inc.          19,700            453,100
CDW Computer Centers Inc.*       11,500            465,750
Medisense Inc.*                  15,000            474,375
Ultratech Stepper Inc.*          17,100            440,325
----------------------------------------------------------
                                                 1,833,550

Motor Vehicles and Equipment:  1.6%
----------------------------------------------------------
Champion Enterprises Inc.*       17,000            524,875
Custom Chrome Inc.*              19,100            441,688
Dana Corp.                       33,500            979,875
Eaton Corp.                      56,200          3,013,725
Ford Motor Co.                   61,400          1,780,600
Goodrich BF Co.                  26,500          1,805,313
Navistar International Corp.*    68,700            721,350
Wynns International Inc.*        15,100            447,337
----------------------------------------------------------
                                                 9,714,763

Office and Business Equipment and Services:  4.0%
----------------------------------------------------------
Adaptec Inc.*                    27,300          1,119,300
Applied Magnetics Corp.*         28,800            536,400
Avery Dennison Corp.             32,700          1,639,088
Boole & Babbage Inc.*            17,700            433,650
Cadence Design Systems Inc.*     59,150          2,484,300
Cisco Systems Inc.*              23,900          1,783,537
Computer Associates
  International Inc.             18,150          1,032,281
Computervision Corp.*            31,600            485,850


                               Number             Market
                              of Shares           Value
                              ---------         ----------
Dell Computer Corp.*             95,200         $3,296,300
Gateway 2000 Inc.*               19,000            465,500
Health Management Systems
  Inc.*                          12,600            491,400
Jack Henry & Associates*         19,900            492,525
Kronos Inc.*                     10,300            489,250
Medic Computer Systems Inc.*      6,700            405,350
Micron Technology Inc.           20,800            824,200
Moore Corp. LTD                  16,600            309,175
Optical Data Systems Inc.*       15,800            398,950
Reynolds & Reynolds Co.          21,800            847,475
Seagate Technology*              45,900          2,180,250
Sun Microsystems Inc.*           81,000          3,695,625
----------------------------------------------------------
                                                23,410,406

Paper:  0.6%
----------------------------------------------------------
Bowater Inc.                     35,000          1,242,500
Caraustar Industries Inc.        22,800            456,000
Republic Group*                  34,900            488,600
Stone Container Corp.            85,400          1,227,625
----------------------------------------------------------
                                                 3,414,725

Petroleum and Petroleum Related:  4.3%
----------------------------------------------------------
Amoco Corp.                      36,400          2,616,250
Atlantic Richfield Co.           13,600          1,506,200
Exxon Corp.                      88,900          7,123,113
Lyondell Petrochemical Co.      123,600          2,827,350
Mitchell Energy & Development
  Corp.                          25,500            478,125
Mobil Corp.                      41,500          4,648,000
Occidental Petroleum Corp.       38,200            816,525
Royal Dutch Petroleum Co.        19,000          2,681,375
Sonat Offshore Drilling Inc.*    11,000            492,250
Valero Energy Corp. *            17,500            428,750
Varco International Inc.*        38,700            464,400
Williams Companies Inc.          20,200            886,275
Yankee Energy System Inc.        18,800            474,700
----------------------------------------------------------
                                                25,443,313

Plastics:  0.2%
----------------------------------------------------------
LCI International Inc.*          26,000            533,000
Safeskin Corp.*                  26,800            455,600
----------------------------------------------------------
                                                   988,600

Printing and Publishing:  0.5%
----------------------------------------------------------
American Business Products
  Inc.*                          19,300            550,050
Bowne & Co. Inc.                 22,900            458,000
New York Times Co.               36,300          1,075,387
Pulitzer Publishing Co.*          9,800            467,950
Scientific Games Holdings
  Corp.*                         13,300            502,075
----------------------------------------------------------
                                                 3,053,462

Public Utilities:  2.4%
----------------------------------------------------------
Consolidated Edison Co.         102,800          3,289,600
General Public Utilities Corp.   40,200          1,366,800
Green Mountain Power Corp.       16,300            452,325
Northeast Utilities              93,600          2,281,500
Northwestern Public Service Co.  16,800            470,400
Ohio Edison Co.                  24,200            568,700
SCE Corp.                       142,100          2,522,275
Southern California Water Co.*   23,500            475,875
TNP Enterprises Inc.             23,900            448,125
Tucson Electric Power Co.*      150,000            487,500
Unicom Corp.                     51,100          1,673,525
----------------------------------------------------------
                                                14,036,625

Railroads:  0.1%
----------------------------------------------------------
Conrail Inc.                      8,600            602,000
----------------------------------------------------------

Restraurant:  0.1%
----------------------------------------------------------
Applebee's International Inc.    18,100            411,775
----------------------------------------------------------

Retail:  2.8%
----------------------------------------------------------
Carson Pirie Scott & Co.*        22,600            449,175
Caseys General Stores Inc.*      23,200            507,500
Claire's Stores Inc.*            21,000            370,125


                               Number            Market
                             of Shares           Value
                             ----------       ------------
CompUSA Inc.*                    15,500           $482,438
Eckerd Corp.*                    21,900            977,288
Fabri Centers Of America*        32,000            424,000
Jostens Inc.                    129,500          3,140,375
Kroger Co.*                      85,200          3,195,000
National Media Corp.*            25,000            525,000
Pier 1 Imports Inc.              60,000            682,500
Sears, Roebuck & Co.             52,900          2,063,100
Staples Inc.*                   104,700          2,552,062
Waban Inc.*                      51,200            960,000
Zale Corp.*                      27,000            435,375
----------------------------------------------------------
                                                16,763,938

Securities Dealers:  0.4%
----------------------------------------------------------
Bear, Stearns & Co. Inc.         89,700          1,782,788
Raymond James Financial Inc.     19,800            418,275
----------------------------------------------------------
                                                 2,201,063

Shoes:  0.5%
----------------------------------------------------------
Nike Inc.                        43,800          3,049,574
----------------------------------------------------------

Soaps, Cleaner and Cosmetics:  0.7%
----------------------------------------------------------
Clorox Co.                       12,500            895,313
Colgate-Palmolive Co.            43,500          3,055,875
----------------------------------------------------------
                                                 3,951,188

Telecommunications:  4.2%
----------------------------------------------------------
American Telephone &
  Telegraph Co.                  56,100          3,632,475
Ameritech Corp.                  89,800          5,298,200
Bellsouth Corp.                  90,600          3,941,100
Cincinnati Bell Inc.             54,500          1,893,874
Comnet Cellular Inc.*            16,500            476,438
GTE Corp.                        73,300          3,225,200
Pacific Telesis Group           119,600          4,021,550
Sprint Corp.                     64,700          2,579,913
----------------------------------------------------------
                                                25,068,750

Textiles-Apparel Manufacturing:  0.1%
----------------------------------------------------------
Pillowtex Corp.*                 37,900            440,587
----------------------------------------------------------

Transportation:  0.6%
----------------------------------------------------------
Illinois Central Corp.           65,700          2,521,238
PHH Corp.                        21,300            995,775
----------------------------------------------------------
                                                 3,517,013

Waste Management:  0.1%
----------------------------------------------------------
United Waste Systems Inc.*       11,200            417,199
----------------------------------------------------------

Total Common Stocks:  53.1%
(Cost $250,080,875)                            313,111,756
----------------------------------------------------------

                                Par
Money Market Instruments:      Amount
                             ----------

ITT-Hartford Group Inc.
  5.8%, 1/15/96              $9,700,000          9,684,372
UBS Finance Inc.
  5.75%, 1/2/96               9,000,000          8,982,750
  6.0%, 1/2/96                8,400,000          8,390,200
----------------------------------------------------------

Total Money Market Instruments:  4.6%
(Cost $27,057,322)                              27,057,322
----------------------------------------------------------

Total Investments:  103.0%
(Cost $530,421,564)                            606,952,007
----------------------------------------------------------

Other Assets Under Liabilities:  (3.0%)        (17,787,406)
----------------------------------------------------------

Net Assets: 100.0%
(equivalent to $15.895 per share
based on 37,066,794 shares
issued and outstanding)                       $589,164,601
==========================================================

Lincoln National Money Market Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                                Par              Market
Money Market Instruments:      Amount            Value
                             ----------       ------------

U.S. Government and Agency Obligations:  19.4%
----------------------------------------------------------
Federal Home Loan Bank
  5.61%, 9/20/96             $7,000,000         $6,994,171
Federal Home Loan Mortgage
  Corp.
  7.699%, 12/15/96            1,500,000          1,530,465
FNMA
  7.07%, 11/18/96             1,400,000          1,418,489
U.S. Treasury Bill
  6.61%, 2/8/96               5,000,000          4,665,828
----------------------------------------------------------
                                                14,608,953

Banking and Insurance:  21.2%
----------------------------------------------------------
Boatmen's Bank of
  Southern Missouri
  6.25%, 2/14/96              4,100,000          4,099,912
Corporate Asset Funding Co.
  5.53%, 2/22/96              1,200,000          1,188,387
First Bank of South Dakota
  Floater
  5.91% Med. Term Note,
  5/6/96                      4,000,000          3,999,727
Metlife Funding Inc.
  5.67%, 2/2/96               3,000,000          2,972,122
Morgan Guaranty Trust Co.
  of NY
  6.0%, 10/11/96              3,700,000          3,700,000
----------------------------------------------------------
                                                15,960,148

Chemicals:  4.1%
----------------------------------------------------------
Du Pont E I De Nemours & Co.
  5.673%, 1/25/96             3,100,000          3,062,893
----------------------------------------------------------

Consumer Products and Services:  1.5%
----------------------------------------------------------
Kimberly Clark Corp.
  5.6%, 1/30/96               1,100,000          1,094,524
----------------------------------------------------------

Finance:  19.3%
----------------------------------------------------------
American Express
  Centurian Bank
  5.72%, 10/29/96             3,800,000          3,799,417
Associates Corp. of
  North America
  5.853%, 1/2/96              3,100,000          3,100,000
Avco Financial Services Inc.
  5.66%, 2/13/96              3,700,000          3,647,063
Caterpillar Financial
  Services Corp.
  6.12% Med. Term Note,
  7/25/96                     4,000,000          4,000,000
----------------------------------------------------------
                                                14,546,480

Machinery and Engineering:  4.5%
----------------------------------------------------------
Vermont American Corp.
  5.65%, 2/02/96              3,435,000          3,411,819
----------------------------------------------------------

Motor Vehicles and Equipment:  8.6%
----------------------------------------------------------
Daimler-Benz North America
  Corp.
  5.7%, 2/2/96                3,500,000          3,465,088
Toyota Motor Credit Floater
  6.08%, 1/12/96              3,000,000          3,000,000
----------------------------------------------------------
                                                 6,465,088

Petroleum and Petroleum Related:  1.7%
----------------------------------------------------------
Exxon Imperial U.S. Inc.
  5.7%, 1/12/96               1,300,000          1,290,943
----------------------------------------------------------

                                Par               Market
                               Amount             Value
                             ----------        -----------
Securities Dealers:  14.4%
----------------------------------------------------------
Dean Witter Discover & Co.
  5.7%, 2/7/96               $3,500,000         $3,463,979
Merrill Lynch & Co. Inc.
  5.8%, 1/11/96               3,700,000          3,679,136
Smith Barney Holdings
  5.76%, 1/9/96               3,700,000          3,680,464
----------------------------------------------------------
                                                10,823,579

Telecommunications:  4.9%
----------------------------------------------------------
Southwestern Bell Capital
  Corp.
  5.64%, 3/25/96              3,800,000          3,710,700
----------------------------------------------------------

Transportation:  5.3%
----------------------------------------------------------
PHH Corp. Floater
  5.901% Med. Term Note,
  8/21/96                     4,000,000          3,998,996
----------------------------------------------------------

Total Money Market Instruments:  104.9%
(Cost $78,974,123)                              78,974,123
----------------------------------------------------------

Other Assets Under Liabilities:  (4.9%)         (3,654,736)
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $10.000 per share
based on 7,531,939 shares
issued and outstanding)                        $75,319,387
==========================================================

Lincoln National Social Awareness Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments:
                              Number             Market
Common Stocks:               of Shares            Value
                             ----------        -----------

Air Transportation:  1.5%
----------------------------------------------------------
AMR Corp.*                       35,300         $2,621,025
Delta Air Lines Inc.             25,900          1,913,363
----------------------------------------------------------
                                                 4,534,388

Banking and Insurance:  18.8%
----------------------------------------------------------
AllState Corp.                  117,534          4,833,586
American General Corp.           93,500          3,260,812
Bank of Boston Corp.             78,100          3,612,125
Bank of New York Inc.            88,600          4,319,250
BankAmerica Corp.                97,300          6,300,175
Chemical Banking Corp.           83,800          4,923,250
Cigna Corp.                      37,100          3,830,575
First Chicago NBD Corp.          96,111          3,796,385
First Union Corp.                62,100          3,454,312
Healthcare Compare Corp.*        80,100          3,484,350
Mid Ocean LTD Shares             71,000          2,635,875
Nations Bank Corp.               82,200          5,723,175
Transamerica Corp.               47,600          3,468,850
US Life Corp.                    76,950          2,298,880
----------------------------------------------------------
                                                55,941,600

Broadcasting:  1.7%
----------------------------------------------------------
Capital Cities ABC Inc.          16,600          2,048,025
King World Productions Inc.*     75,300          2,927,288
----------------------------------------------------------
                                                 4,975,313

Building Materials:  2.0%
----------------------------------------------------------
Dover Corp.                      56,500          2,083,437
Owens Corning Fiberglas Corp.*   89,300          4,007,338
----------------------------------------------------------
                                                 6,090,775

Building and Construction:  0.4%
----------------------------------------------------------
Armstrong World Industries Inc.  20,000          1,240,000
----------------------------------------------------------


Coal and Gas:  1.1%
----------------------------------------------------------
Union Planters Corp.            100,200          3,193,875
----------------------------------------------------------


                               Number            Market
                             of Shares            Value
                             ----------        -----------
Consumer Products and Services:  4.6%
----------------------------------------------------------
Johnson & Johnson                30,500         $2,611,563
Omnicom Group Inc.               70,600          2,629,850
Procter & Gamble Co.            100,500          8,341,500
----------------------------------------------------------
                                                13,582,913

Drug and Hospital Supplies:  4.5%
----------------------------------------------------------
Amgen Inc.*                      89,400          5,308,125
Baxter International Inc.       108,500          4,543,438
Nellcor Inc.*                    62,000          3,596,000
----------------------------------------------------------
                                                13,447,563

Electrical and Electronics:  2.8%
----------------------------------------------------------
Alliance Semiconductor Corp.*    60,000            697,500
Applied Materials Inc.*          33,400          1,315,125
Avnet Inc.                       42,300          1,892,925
Good Guys Inc.*                 152,100          1,368,900
Lam Research Corp.*              28,600          1,308,450
Mentor Graphics Corp.*           93,200          1,700,900
----------------------------------------------------------
                                                 8,283,800

Entertainment:  1.3%
----------------------------------------------------------
Mattel Inc.                     130,818          4,022,653
----------------------------------------------------------

Finance:  2.2%
----------------------------------------------------------
Green Tree Financial Corp.      101,400          2,674,425
Household International Inc.     65,200          3,854,950
----------------------------------------------------------
                                                 6,529,375

Financial Services:  0.3%
----------------------------------------------------------
Student Loan Marketing
  Association                    13,700            902,488
----------------------------------------------------------


Food and Beverage:  12.5%
----------------------------------------------------------
Campbell Soup Co.                75,400          4,524,000
Coca Cola Co.                   134,000          9,949,500
Flowers Industries Inc.         201,300          2,440,763
Hershey Foods Corp.              38,600          2,509,000
Hormel Foods Corp.               80,400          1,979,850
International Multifoods Corp.   74,000          1,489,250
Pepsico Inc.                     50,600          2,827,275
Safeway Inc.*                    70,400          3,625,600
SuperValu Inc.                  102,800          3,238,200
Universal Foods Corp.            34,500          1,384,312
Von Companies Inc.*             114,400          3,231,800
----------------------------------------------------------
                                                37,199,550

Hospital and Health Care:  0.4%
----------------------------------------------------------
Oxford Health Plans Inc.*        17,500          1,292,812
----------------------------------------------------------


Machinery and Engineering:  0.9%
----------------------------------------------------------
Novellus Systems Inc.*           51,100          2,759,400
----------------------------------------------------------


Metals and Mining:  0.7%
----------------------------------------------------------
Cleveland-Cliffs Inc.            49,200          2,017,200
----------------------------------------------------------


Miscellaneous:  0.7%
----------------------------------------------------------
Sealed Air Corp.*                79,000          2,221,875
----------------------------------------------------------


Office and Business Equipment and Services:  8.0%
----------------------------------------------------------
Cadence Design Systems Inc.*     82,300          3,456,600
Computer Associates
  International Inc.             64,600          3,674,125
Dell Computer Corp.*             93,600          3,240,900
Manpower Inc.                    82,100          2,309,063
Reynolds & Reynolds Co.          84,600          3,288,825
Seagate Technology*              68,200          3,239,500
Sun Microsystems Inc.*          100,000          4,562,500
----------------------------------------------------------
                                                23,771,513

Petroleum and Petroleum Related:  0.8%
----------------------------------------------------------
Reading & Bates Corp.*          152,500          2,287,500
----------------------------------------------------------

                                 Number          Market
                               of Shares         Value
                               ---------      ------------
Printing and Publishing:  1.2%
----------------------------------------------------------
Ennis Business Forms Inc.        64,100           $785,225
New York Times Co.               90,100          2,669,212
----------------------------------------------------------
                                                 3,454,437

Public Utilities:  0.9%
----------------------------------------------------------
Portland General                 90,200          2,627,075
----------------------------------------------------------


Retail:  6.2%
----------------------------------------------------------
Consolidated Stores Corp.*       63,400          1,378,950
Eckerd Corp.*                    75,100          3,351,337
Jostens Inc.                     83,300          2,020,025
Kroger Co.*                     102,800          3,855,000
Rite Aid Corp.                   51,100          1,750,175
Staples Inc.*                   112,800          2,749,500
Tiffany & Co.                    29,300          1,475,988
Waban Inc.*                      64,200          1,203,750
Wal-Mart Stores                  27,800            622,025
----------------------------------------------------------
                                                18,406,750

Securities Dealers:  2.3%
----------------------------------------------------------
Bear, Stearns & Co. Inc.        125,600          2,496,300
Dean Witter Discover & Co.       18,000            846,000
Edwards (A G) Inc.*             143,500          3,426,063
----------------------------------------------------------
                                                 6,768,363

Shoes:  1.2%
----------------------------------------------------------
Nike Inc.                        50,400          3,509,100
----------------------------------------------------------


Soaps, Cleaner and Cosmetics:  3.3%
----------------------------------------------------------
Clorox Co.                       46,800          3,352,050
Dial Corp.                       76,000          2,251,500
Gillette Co.                     40,000          2,085,000
International Flavors &
  Fragrances Inc.                44,700          2,145,600
----------------------------------------------------------
                                                 9,834,150

Telecommunications:  9.8%
----------------------------------------------------------
Ameritech Corp.                 104,100          6,141,900
Bell Atlantic Corp.              56,400          3,771,750
Cincinnati Bell Inc.            116,100          4,034,475
Comsat Corp.                     42,000            782,250
Pacific Telesis Group           149,200          5,016,850
SBC Communications Inc.          85,000          4,887,500
Southern New England Telecomm    26,800          1,065,300
Sprint Corp.                     89,700          3,576,787
----------------------------------------------------------
                                                29,276,812

Textiles-Apparel Manufacturing:  0.6%
----------------------------------------------------------
Jones Apparel Group Inc.*        47,200          1,858,500
----------------------------------------------------------


Transportation:  0.3%
----------------------------------------------------------
Paccar Inc.                      25,600          1,078,400
----------------------------------------------------------

Total Common Stocks:  91.0%
(Cost  $210,479,745)                           271,108,180
----------------------------------------------------------

                                Par
Money Market Instruments:      Amount
                            ------------
Colgate Palmolive Co.
  5.85%,  1/8/96             $1,800,000          1,794,150
  5.9%,  1/8/96               1,300,000          1,297,230
Consolidated Natural Gas Co.
  5.65%, 1/8/96               5,200,000          5,184,494
Merrill Lynch
  5.7%, 1/16/96               7,900,000          7,877,485
PHH Corp.
  5.85%, 1/10/96              5,300,000          5,288,804



                                Par               Market
                               Amount             Value
                            ------------      ------------
Smith Barney
  5.85%, 1/2/96              $4,000,000         $3,990,250
  5.95%, 1/3/96               4,800,000          4,794,447
United States Treasury Bill
  0.0%, 5/2/96                  750,000            704,993
----------------------------------------------------------

Total Money Market Instruments:  10.4%
(Cost  $30,931,853)                             30,931,853
----------------------------------------------------------

Total Investments:  101.4%
(Cost  $241,411,598)                           302,040,033
----------------------------------------------------------

Other Assets Under Liabilities:  (1.4%)         (4,057,131)
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $22.590 per share
based on 13,190,885 shares
issued and outstanding)                       $297,982,902
==========================================================

LINCOLN NATIONAL SPECIAL OPPORTUNITIES
  FUND, INC.

Statement of Net Assets
December 31, 1995

Investments
                                 Number           Market
Common Stocks:                 of Shares          Value
                               ---------      ------------
Aerospace:  1.0%
----------------------------------------------------------
McDonnell Douglas Corp.          53,400         $4,912,800
----------------------------------------------------------


Banking and Insurance:  10.9%
----------------------------------------------------------
Bank of Boston Corp.            110,000          5,087,500
Bank of New York Inc.           109,500          5,338,125
Chemical Banking Corp.           84,500          4,964,375
Cigna Corp.                      47,100          4,863,075
First Chicago NBD Corp.         121,994          4,818,763
Mid Ocean LTD Shares            138,600          5,145,525
NationsBank Corp.                71,100          4,950,338
Star Banc Corp.                  80,000          4,760,000
Transamerica Corp.               70,400          5,130,400
Travelers Inc.                   80,800          5,080,300
US Life Corp.                   166,950          4,987,631
----------------------------------------------------------
                                                55,126,032

Building Materials:  1.0%
----------------------------------------------------------
Dover Corp.                     135,700          5,003,938
----------------------------------------------------------


Chemicals:  2.9%
----------------------------------------------------------
Eastman Chemical Co.             74,800          4,684,350
Olin Corp.                       69,700          5,175,225
Union Carbide Corp.             129,500          4,856,250
----------------------------------------------------------
                                                14,715,825

Consumer Products and Services:  3.9%
----------------------------------------------------------
American Brands Inc.            111,900          4,993,538
Leggett & Platt Inc.            210,900          5,114,325
The Stanley Works                89,900          4,629,850
Universal Corp.                 207,700          5,062,687
----------------------------------------------------------
                                                19,800,400

Drug and Hospital Supplies:  4.0%
----------------------------------------------------------
Baxter International Inc.       118,000          4,941,250
Medtronic Inc.                   87,800          4,905,825
Nellcor Inc.*                    87,800          5,092,400
Pharmacia & Upjohn Inc.*        136,590          5,292,863
----------------------------------------------------------
                                                20,232,338

                                 Number           Market
                               of Shares          Value
                               ---------      ------------
Electrical and Electronics:  7.5%
----------------------------------------------------------
Alliance Semiconductor Corp.*   256,600         $2,982,975
Applied Materials Inc.*         116,800          4,599,000
Cirrus Logic Inc.*              111,500          2,202,125
Cypress Semiconductor Corp.*    362,100          4,616,775
Harris Corp.                     92,900          5,074,663
Lam Research Corp.*             108,000          4,941,000
Teradyne Inc.*                  206,100          5,152,500
Texas Instruments Inc.           77,200          3,995,100
TRW Inc.                         57,700          4,471,750
----------------------------------------------------------
                                                38,035,888

Entertainment:  2.1%
----------------------------------------------------------
Mattel Inc.                     176,843          5,437,922
Mirage Resorts Inc.*            151,300          5,219,850
----------------------------------------------------------
                                                10,657,772

Finance:  0.9%
----------------------------------------------------------
Household International Inc.     78,500          4,641,312
----------------------------------------------------------


Food and Beverage:  3.7%
----------------------------------------------------------
Heinz H.J. Co.                  156,300          5,177,438
IBP Inc.                         79,400          4,009,700
International Multifoods Corp.  220,700          4,441,587
Von Companies Inc.*             183,700          5,189,525
----------------------------------------------------------
                                                18,818,250

Industrial:  0.7%
----------------------------------------------------------
Measurex Corp.                  111,100          3,138,575
Trinova Corp.                     8,500            243,313
----------------------------------------------------------
                                                 3,381,888

Machinery and Engineering:  2.0%
----------------------------------------------------------
Carpenter Technology Corp.      123,000          5,058,375
Novellus Systems Inc.*           90,300          4,876,200
----------------------------------------------------------
                                                 9,934,575

Metals and Mining:  4.5%
----------------------------------------------------------
ASARCO Inc.                     157,100          5,027,200
Ball Corp.                      130,500          3,588,750
Cleveland-Cliffs Inc.           118,700          4,866,700
Parker Hannifin Corp.           140,150          4,800,138
Phelps Dodge Corp.               75,400          4,693,650
----------------------------------------------------------
                                                22,976,438

Miscellaneous:  1.0%
----------------------------------------------------------
Flight Transportation Corp.*      4,725                  1
Snap On Inc.                    110,900          5,018,225
----------------------------------------------------------
                                                 5,018,226

Motor Vehicles and Equipment:  1.9%
----------------------------------------------------------
Dana Corp.                      168,000          4,914,000
Eaton Corp.                      86,500          4,638,563
----------------------------------------------------------
                                                 9,552,563

Office and Business Equipment and Services:  8.8%
----------------------------------------------------------
Borland International Inc.*     271,300          4,476,450
Cadence Design Systems Inc.*    128,850          5,411,700
Mentor Graphics Corp.*          270,600          4,938,450
Moore Corp. LTD                 255,200          4,753,100
New England Business
  Services Inc.                 223,600          4,863,300
Reynolds & Reynolds Co.         133,100          5,174,263
Seagate Technology*             105,700          5,020,750
Sun Microsystems Inc.*          112,100          5,114,562
Symantec Corp.*                 193,700          4,503,525
----------------------------------------------------------
                                                44,256,100

Paper:  4.1%
----------------------------------------------------------
Avery Dennison Corp.            104,900          5,258,112
Boise Cascade Corp.             129,500          4,483,937
Chesapeake Corp.                127,900          3,789,038
Stone Container Corp.           216,500          3,112,187
Westvaco Corp.                  152,850          4,241,587
----------------------------------------------------------
                                                20,884,861


Petroleum and Petroleum Related: 6.7%
----------------------------------------------------------
GATX                             95,700         $4,653,412
Lyondell Petrochemical Co.      215,000          4,918,125
Occidental Petroleum Corp.      239,000          5,108,625
Phillips Petroleum Co.          139,900          4,774,087
Smith International Inc.*       212,100          4,984,350
Union Texas Petroleum           236,900          4,589,938
Williams Companies Inc.         115,000          5,045,625
----------------------------------------------------------
                                                34,074,162

Printing and Publishing:  1.9%
----------------------------------------------------------
Banta Corp.                     112,500          4,950,000
New York Times Co.              165,300          4,897,013
----------------------------------------------------------
                                                 9,847,013

Public Utilities:  7.6%
----------------------------------------------------------
Baltimore Gas & Electric Co.    170,700          4,864,950
General Public Utilities Corp.  153,200          5,208,800
Northeast Utilities             195,900          4,775,062
Rochester Gas & Electric Corp.  198,000          4,479,750
SCE Corp.                       260,400          4,622,100
Sierra Pacific Resources*       209,600          4,899,400
Southwestern Public
  Service Co.*                  145,800          4,774,950
Unicom Corp.                    149,300          4,889,575
----------------------------------------------------------
                                                38,514,587

Railroads:  2.0%
----------------------------------------------------------
Burlington Northern Inc.         58,100          4,531,800
Burlington Northern Santa Fe      7,000            546,000
Conrail Inc.                     68,700          4,809,000
----------------------------------------------------------
                                                 9,886,800

Restraurant:  0.9%
----------------------------------------------------------
Buffets Inc.*                   330,100          4,538,875
----------------------------------------------------------


Retail:  7.1%
----------------------------------------------------------
Eckerd Corp.*                   114,200          5,096,175
Kroger Co.*                     138,500          5,193,750
Rite Aid Corp.                  158,100          5,414,925
Smith's Food & Drug
  Centers Inc.                  193,400          4,883,350
Staples Inc.*                   224,450          5,470,969
Tiffany & Co.                    95,600          4,815,850
Waban Inc.*                     267,900          5,023,125
----------------------------------------------------------
                                                35,898,144

Securities Dealers:  1.9%
----------------------------------------------------------
Bear, Stearns & Co. Inc.        238,400          4,738,200
Edwards (A G) Inc.*             200,000          4,775,000
----------------------------------------------------------
                                                 9,513,200

Shoes:  1.1%
----------------------------------------------------------
Nike Inc.                        78,700          5,479,487
----------------------------------------------------------


Soaps, Cleaner and Cosmetics:  1.8%
----------------------------------------------------------
Clorox Co.                       66,300          4,748,738
International Flavors &
  Fragrances Inc.                94,000          4,512,000
----------------------------------------------------------
                                                 9,260,738

Steel:  0.6%
----------------------------------------------------------
USX Steel Group Inc.            105,300          3,237,975
----------------------------------------------------------


Telecommunications:  1.0%
----------------------------------------------------------
Pacific Telesis Group           143,100          4,811,737
----------------------------------------------------------


Textiles-Apparel Manufacturing:  0.9%
----------------------------------------------------------
Springs Industries Inc.         108,700          4,497,462
----------------------------------------------------------

Total Common Stocks:  94.4%
(Cost $410,931,424)                            477,509,386
----------------------------------------------------------

                                Par               Market
                               Amount             Value
                             ---------        ------------
Money Market Instruments:

ITT-Hartford Group Inc.
  5.8%, 1/8/96               $9,600,000         $9,584,534
Sumitomo Corp. Of America
  6.0%, 1/5/96               18,100,000         18,072,850
UBS Finance Inc.
  5.75%, 2/1/96               6,200,000          6,188,117
  6.0%, 2/1/996               1,400,000          1,398,366
United States Treasury Bill
  0.0%, 5/1/96+                 750,000            704,993
----------------------------------------------------------

Total Money Market Instruments:  7.1%
(Cost $35,948,860)                              35,948,860
----------------------------------------------------------

Total Investments:  101.5%
(Cost $446,880,284)                            513,458,246
----------------------------------------------------------

Other Assets Under Liabilities:  (1.5%)         (7,703,566)
----------------------------------------------------------

Net Assets:  100.0%
(equivalent to $27.383 per share
based on 18,469,661 shares
issued and outstanding)                       $505,754,680
==========================================================

* Non-income producing.
+ Pledged as collateral for financial futures contracts.
** Par amounts for foreign debt are expressed in local currency.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 1995

                                         Lincoln                      Lincoln        Lincoln       Lincoln       Lincoln
                                         National       Lincoln       National      National       National      National
                                        Aggressive     National       Capital        Equity      Global Asset    Growth
                                          Growth         Bond       Appreciation     Income       Allocation     and Income
                                        Fund, Inc.    Fund, Inc.     Fund, Inc.    Fund, Inc.     Fund, Inc.     Fund, Inc.
                                       ------------------------------------------------------------------------------------
Investment income:
  Interest                             $   457,978    $16,669,644   $   967,072   $   839,554   $ 6,485,461   $  5,126,223
---------------------------------------------------------------------------------------------------------------------------
  Dividends                                511,448            --        903,961     4,400,328     3,062,699     39,790,594
---------------------------------------------------------------------------------------------------------------------------
    Total investment income                969,426     16,669,644     1,871,033     5,239,882     9,548,160     44,916,817
---------------------------------------------------------------------------------------------------------------------------

Expenses:
  Management fees                          725,544      1,061,701       726,011     1,457,623     1,570,876      5,077,981
---------------------------------------------------------------------------------------------------------------------------
  Dividend tax                               7,359            --         17,809        55,996       123,638            --
---------------------------------------------------------------------------------------------------------------------------
  Custodial fees                            73,401            --        104,956       122,340       252,730            --
---------------------------------------------------------------------------------------------------------------------------
  Directors fees                             3,000          3,000         3,000         3,000         3,000          3,000
---------------------------------------------------------------------------------------------------------------------------
  Printing and Postage                      85,816          7,462        82,086        82,086        29,849         14,924
---------------------------------------------------------------------------------------------------------------------------
  Other                                     13,919         42,709        30,899        41,893        78,306        189,603
---------------------------------------------------------------------------------------------------------------------------
    Total expenses                         909,039      1,114,872       964,761     1,762,938     2,058,399      5,285,508
---------------------------------------------------------------------------------------------------------------------------
Net investment income                       60,387     15,554,772       906,272     3,476,944     7,489,761     39,631,309
---------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on:
    Investment transactions              6,547,737      5,612,959     6,661,868     4,268,897    15,704,684    112,217,388
---------------------------------------------------------------------------------------------------------------------------
    Foreign currency transactions               (6)           --         95,066         9,551       (57,069)           --
---------------------------------------------------------------------------------------------------------------------------
    Options written                            --             --            --            --         10,833            --
---------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments     6,547,731      5,612,959     6,756,934     4,278,448    15,658,448    112,217,388
---------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation or depreciation on:
      Investments                       21,583,506     19,675,624    15,206,253    36,186,200    24,681,168    328,786,475
---------------------------------------------------------------------------------------------------------------------------
      Translation of assets and
        liabilities in foreign
        currencies                             --             --         74,580            75       578,031            --
---------------------------------------------------------------------------------------------------------------------------
      Options written                          --             --            --            --            463            --
---------------------------------------------------------------------------------------------------------------------------
      Net change in unrealized
      appreciation or depreciation
      on investments                    21,583,506     19,675,624    15,280,833    36,186,275    25,259,662    328,786,475
---------------------------------------------------------------------------------------------------------------------------
Net gain on investments                 28,131,237     25,288,583    22,037,767    40,464,723    40,918,110    441,003,863
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations              $28,191,624    $40,843,355   $22,944,039   $43,941,667   $48,407,871   $480,635,172
==========================================================================================================================

See accompanying notes to financial statements.

Year Ended December 31, 1995

                                                                        Lincoln       Lincoln        Lincoln
                                           Lincoln       Lincoln        National     National        National
                                          National       National        Money        Social         Special
                                        International    Managed         Market      Awareness    Opportunities
                                         Fund, Inc.     Fund, Inc.     Fund, Inc.   Fund, Inc.      Fund, Inc.
                                        -----------------------------------------------------------------------
Investment income:
  Interest                               $   286,150   $ 17,168,999    $4,972,995   $ 1,296,978    $  1,659,405
---------------------------------------------------------------------------------------------------------------
  Dividends                                5,854,392      7,482,245           --      4,732,608      10,372,607
---------------------------------------------------------------------------------------------------------------
    Total investment income                6,140,542     24,651,244     4,972,995     6,029,586      12,032,012
---------------------------------------------------------------------------------------------------------------

Expenses:
  Management fees                          2,770,197      2,120,656       385,019     1,048,366       1,809,514
---------------------------------------------------------------------------------------------------------------
  Dividend tax                               780,822            --            --            --              --
---------------------------------------------------------------------------------------------------------------
  Custodial fees                             527,342            --            --            --              --
---------------------------------------------------------------------------------------------------------------
  Directors fees                               3,000          3,000         3,000         3,000           3,000
---------------------------------------------------------------------------------------------------------------
  Printing and Postage                         7,462         11,193         7,462        14,925          29,849
---------------------------------------------------------------------------------------------------------------
  Other                                      114,039         80,925        25,165        47,618          59,359
---------------------------------------------------------------------------------------------------------------
    Total expenses                         4,202,862      2,215,774       420,646     1,113,909       1,901,722
---------------------------------------------------------------------------------------------------------------
Net investment income                      1,937,680     22,435,470     4,552,349     4,915,677      10,130,290
---------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
  on investments:
    Net realized gain(loss) on:
      Investment transactions              2,363,240     37,948,391           --     18,559,957      40,236,411
---------------------------------------------------------------------------------------------------------------
      Foreign currency transactions          135,456            --            --            --              --
---------------------------------------------------------------------------------------------------------------
      Options written                            --             --            --            --       (2,078,011)
---------------------------------------------------------------------------------------------------------------
      Net realized gain on
        investments                        2,498,696     37,948,391           --     18,559,957      38,158,400
---------------------------------------------------------------------------------------------------------------
     Net change in unrealized
        appreciation or depreciation on:
        Investments                       24,061,865     74,805,363           --     55,729,211      62,954,572
---------------------------------------------------------------------------------------------------------------
      Translation of assets and
        liabilities in foreign
        currencies                           166,890            --            --            --              --
---------------------------------------------------------------------------------------------------------------
      Options written                            --             --            --            --           20,675
---------------------------------------------------------------------------------------------------------------
      Net change in unrealized
        appreciation or depreciation
        on investments                    24,228,755     74,805,363           --     55,729,211      62,975,247
---------------------------------------------------------------------------------------------------------------
Net gain on investments                   26,727,451    112,753,754           --     74,289,168     101,133,647
---------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                $28,665,131   $135,189,224    $4,552,349   $79,204,845    $111,263,937
===============================================================================================================

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 1994 and 1995

                                     Lincoln                         Lincoln         Lincoln        Lincoln           Lincoln
                                    National         Lincoln        National         National       National         National
                                   Aggressive       National         Capital          Equity      Global Asset        Growth
                                     Growth           Bond        Appreciation        Income       Allocation       and Income
                                   Fund, Inc.      Fund, Inc.      Fund, Inc.       Fund, Inc.     Fund, Inc.       Fund, Inc.
                                  -----------------------------------------------------------------------------------------------
Net Assets at January 1, 1994     $    110,000    $226,149,503    $    110,000    $    110,000    $153,499,616    $1,034,105,477

---------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
  Net investment income                 65,795      13,491,950         352,060         913,313       5,639,619        31,708,118
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
    on investments                  (3,757,574)     (9,964,996)       (193,457)        580,266      (1,141,455)       69,061,295
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation or
    depreciation on
    investments                      2,469,310     (13,242,315)        526,731        (411,077)     (7,976,231)      (86,360,222)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                        (1,222,469)     (9,715,361)        685,334       1,082,502      (3,478,067)       14,409,191
---------------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
  Net investment income                (65,795)    (13,491,950)       (352,060)       (913,313)     (5,639,619)      (31,708,118)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on
    investments                              -      (9,456,561)              -               -     (10,629,009)      (45,931,842)
---------------------------------------------------------------------------------------------------------------------------------
    Total dividends to
      shareholder                      (65,795)    (22,948,511)       (352,060)       (913,313)    (16,268,628)      (77,639,960)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  capital share transactions        61,875,525       1,524,135      52,460,614      78,581,998      61,943,978       190,449,599
---------------------------------------------------------------------------------------------------------------------------------

  Total increase (decrease)
    in net assets                   60,587,261     (31,139,737)     52,793,888      78,751,187      42,197,283       127,218,830
---------------------------------------------------------------------------------------------------------------------------------


Net Assets at December 31, 1994    $60,697,261    $195,009,766    $ 52,903,888    $ 78,861,187    $195,696,899    $1,161,324,307


Changes from operations:
  Net investment income                 60,387      15,554,772         906,272       3,476,944       7,489,761        39,631,309
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on
    investments                      6,547,731       5,612,959       6,756,934       4,278,448      15,658,448       112,217,388
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation or
    depreciation on
    investments                     21,583,506      19,675,624      15,280,833      36,186,275      25,259,662       328,786,475
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations           28,191,624      40,843,355      22,944,039      43,941,667      48,407,871       480,635,172
---------------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
  Net investment income                (60,387)    (15,554,772)       (906,272)     (3,476,944)     (7,489,761)      (39,631,309)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on
    investments                              -               -               -        (580,266)              -       (69,061,295)
---------------------------------------------------------------------------------------------------------------------------------
    Total dividends to
      shareholder                      (60,387)    (15,554,772)       (906,272)     (4,057,210)     (7,489,761)     (108,692,604)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  capital share transactions        49,642,126      30,517,705      52,994,129     120,025,232      12,157,253       300,183,582
---------------------------------------------------------------------------------------------------------------------------------

  Total increase (decrease)
    in net assets                   77,773,363      55,806,288      75,031,896     159,909,689      53,075,363       672,126,150
---------------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1995   $138,470,624    $250,816,054    $127,935,784    $238,770,876    $248,772,262    $1,833,450,457
=================================================================================================================================

See accompanying notes to financial statements.

Years Ended December 31, 1994 and 1995


                                                                      Lincoln         Lincoln         Lincoln
                                      Lincoln          Lincoln        National       National        National
                                     National         National         Money          Social          Special
                                   International       Managed         Market        Awareness     Opportunities
                                    Fund, Inc.       Fund, Inc.      Fund, Inc.     Fund, Inc.      Fund, Inc.
                                   -----------------------------------------------------------------------------
Net Assets at January 1, 1994      $161,469,998     $445,039,996    $81,041,767    $137,606,415    $273,997,784

----------------------------------------------------------------------------------------------------------------
Changes from operations:
  Net investment income                 651,719       20,179,660      3,196,613       3,407,741       7,440,312
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
    on investments                   15,901,915          718,100            --        6,175,723      15,004,876
----------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation or
    depreciation on investments     (11,656,933)     (29,823,356)           --       (9,493,018)    (25,542,877)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations      4,896,701       (8,925,596)     3,196,613          90,446      (3,097,689)
----------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
  Net investment income                (651,719)     (20,179,660)    (3,196,613)     (3,407,741)     (7,440,312)
----------------------------------------------------------------------------------------------------------------
  Net realized gain on
    investments                             --       (17,841,259)           --       (7,339,542)    (18,072,011)
----------------------------------------------------------------------------------------------------------------
    Total dividends to
      shareholder                      (651,719)     (38,020,919)    (3,196,613)    (10,747,283)    (25,512,323)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from capital
share transactions                  150,634,925       44,046,103     (3,864,330)     36,564,581      73,029,402
----------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in
    net assets                      154,879,907       (2,900,412)    (3,864,330)     25,907,744      44,419,390
----------------------------------------------------------------------------------------------------------------


Net Assets at December 31, 1994    $316,349,905     $442,139,584    $77,177,437    $163,514,159    $318,417,174


Changes from operations:
  Net investment income               1,937,680       22,435,470      4,552,349       4,915,677      10,130,290
----------------------------------------------------------------------------------------------------------------
  Net realized gain on
    investments                       2,498,696       37,948,391            --       18,559,957      38,158,400
----------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation or
    depreciation on investments      24,228,755       74,805,363            --       55,729,211      62,975,247
----------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations            28,665,131      135,189,224      4,552,349      79,204,845     111,263,937
----------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
  Net investment income              (1,937,680)     (22,435,470)    (4,552,349)     (4,915,677)    (10,130,290)
----------------------------------------------------------------------------------------------------------------
  Net realized gain on
    investments                     (14,698,525)        (718,100)           --       (6,175,723)    (15,004,876)
----------------------------------------------------------------------------------------------------------------
    Total dividends to
      shareholder                   (16,636,205)     (23,153,570)    (4,552,349)    (11,091,400)    (25,135,166)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from capital
share transactions                   30,011,772       34,989,363     (1,858,050)     66,355,298     101,208,735
----------------------------------------------------------------------------------------------------------------

  Total increase (decrease) in
    net assets                       42,040,698      147,025,017     (1,858,050)    134,468,743     187,337,506
----------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1995    $358,390,603     $589,164,601    $75,319,387    $297,982,902    $505,754,680
================================================================================================================

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

THE FUNDS: Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., and Lincoln National Social Awareness Fund, Inc. are registered as open-end, diversified management investment companies and Lincoln National Special Opportunities Fund, Inc. is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. The Funds' shares are sold only to The Lincoln National Life Insurance Company (the Company) for allocation to its Variable Annuity Account C, which was established for the purpose of funding variable annuity contracts, and to its Flexible Premium Variable Life Accounts D, G, and K, which were established for the purpose of funding variable universal life contracts.

The Funds' investment objectives are as follows:

           FUND                              INVESTMENT OBJECTIVE
           ----                              --------------------

Lincoln National Aggressive   The investment objective is to maximize capital
Growth Fund, Inc.             appreciation. The Fund invests in stocks of
                              smaller, lesser-known companies which have a chance to grow significantly in a short time.

Lincoln National Bond         The investment objective is to maximize current
Fund, Inc.                    income consistent with prudent investment
                              strategy. The Fund invests primarily in medium and long-term corporate and government bonds.

Lincoln National Capital      The investment objective is to maximize long-term
Appreciation Fund, Inc.       growth of capital in a manner consistent with
                              preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

Lincoln National Equity       The investment objective is to achieve reasonable
Income Fund, Inc.             income by investing primarily in income-producing
                              equity securities. The Fund invests mostly in high-income stocks and some high-yielding bonds
                              (including junk bonds).

Lincoln National Global       The investment objective is to maximize long-term
Asset Allocation Fund, Inc.   total return consistent with preservation of
                              capital. The Fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

Lincoln National Growth       The investment objective is to maximize long-term
and Income Fund, Inc.         capital appreciation. The Fund buys stocks of
                              established companies.

Lincoln National              The investment objective is to maximize long-term
International Fund, Inc.      capital appreciation. The Fund trades in
                              securities issued outside the U.S.--mostly stocks, with an occasional bond or money market security.

Lincoln National Managed      The investment objective is to maximize long-term
Fund, Inc.                    total return (capital gains plus income)
                              consistent with prudent investment strategy. The
                              Fund invests in a mix of stocks, bonds, and money market securities, as determined by an investment committee.

Lincoln National Money        The investment objective is to maximize current
Market Fund, Inc.             income consistent with the preservation of
                              capital. The Fund invests in short-term
                              obligations issued by U.S. corporations, the U.S.
                              Government, and federally-chartered banks and U.S.
                              branches of foreign banks.

Lincoln National Social       The investment objective is to maximize long-term
Awareness Fund, Inc.          capital appreciation. The Fund buys stocks of
                              established companies which adhere to certain specific social criteria.

Lincoln National Special      The investment objective is to maximize capital
Opportunities Fund, Inc.      appreciation. The Fund primarily invests in mid-
                              size companies whose stocks have significant growth potential. Current income is a secondary consideration.

INVESTMENT VALUATION: Investments are stated at value. Portfolio securities which are traded on stock exchanges are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Long-term debt investments are valued at their bid quotations. The Funds hedge certain portions of their exposure to fluctuations in interest, market, and foreign exchange risks by entering into derivative transactions. These hedges include options, financial futures, and forward foreign currency contracts. Options traded on exchanges are valued at the last bid price for options purchased and the last sale price for options written. Options traded in the over-the-counter market are valued at the last bid price for options purchased and the last asked price for options written. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward exchange rates prevailing on the day of valuation. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. Money market instruments in securities are stated at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term debt investments. Realized gains or losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

SECURITIES SOLD SHORT: Short-selling of securities obligate the Funds to replace the security borrowed by purchasing it at market value at the replacement date. The Funds would realize a gain (loss) if the price of the security declines (increases) between the sale and replacement date.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liability in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

EXPENSES: The custodian bank of the Lincoln National Bond Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. has agreed to waive its custodial fees when the Funds maintain a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1995, the custodial fees offset arrangements were not material to either total expenses or the calculation of average net assets and the ratio of expenses to average net assets.

TAXES: Each Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, each Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest have been provided for in accordance with the applicable country's tax rates.

2. OTHER ASSETS OVER (UNDER) LIABILITIES

The statement of net assets accounts "Other Assets Over (Under) Liabilities" at December 31, 1995 consisted of the following assets (liabilities):

                                         Lincoln                            Lincoln         Lincoln
                                         National         Lincoln           National       National
                                        Aggressive        National          Capital         Equity
                                          Growth            Bond          Appreciation      Income
                                        Fund, Inc.       Fund, Inc.        Fund, Inc.     Fund, Inc.
                                        ----------      ------------      ------------    -----------
Cash                                    $      88       $    339,473      $    67,156     $       204
------------------------------------------------------------------------------------------------------
Foreign currency                               --                 --           67,804          37,912
------------------------------------------------------------------------------------------------------
Receivable for dividends earned            55,978                 --           59,675         664,972
------------------------------------------------------------------------------------------------------
Receivable for interest earned              3,807          3,436,206               --          64,004
------------------------------------------------------------------------------------------------------
Receivable for securities sold                 --                 --        2,651,156       1,058,144
------------------------------------------------------------------------------------------------------
Receivable for capital shares sold        606,011                 --          274,145         413,025
------------------------------------------------------------------------------------------------------
Dividends declared and unpaid             (60,387)       (15,554,772)        (906,272)     (3,476,944)
------------------------------------------------------------------------------------------------------
Payable for securities purchased               --                 --       (1,203,370)     (5,980,421)
------------------------------------------------------------------------------------------------------
Management fees payable                   (84,472)           (97,784)         (84,236)       (185,137)
------------------------------------------------------------------------------------------------------
Other, net                                (22,021)            (8,439)           5,049         (41,947)
------------------------------------------------------------------------------------------------------
                                         $499,004       $(11,885,316)     $   931,107     $(7,446,188)
                                         =============================================================

                                          Lincoln            Lincoln
                                          National          National           Lincoln         Lincoln
                                        Global Asset         Growth           National         National
                                         Allocation        and Income       International      Managed
                                         Fund, Inc.        Fund, Inc.        Fund, Inc.       Fund, Inc.
                                        ------------      -------------     -------------    ------------
Cash                                    $   544,472       $     830,757      $       571     $  1,258,934
----------------------------------------------------------------------------------------------------------
Foreign currency                            871,848                  --       11,447,664               --
----------------------------------------------------------------------------------------------------------
Receivable for dividends earned             273,633           4,440,444          297,616          749,005
----------------------------------------------------------------------------------------------------------
Receivable for interest earned            1,555,633             358,793            2,232        3,855,207
----------------------------------------------------------------------------------------------------------
Receivable for securities sold            1,836,969                 --           383,892          106,557
----------------------------------------------------------------------------------------------------------
Receivable for capital shares sold           36,821                 --           395,827               --
----------------------------------------------------------------------------------------------------------
Dividends declared and unpaid            (7,489,761)       (39,631,309)       (1,937,680)     (22,435,470)
----------------------------------------------------------------------------------------------------------
Payable for securities purchased         (6,597,545)        (1,368,346)       (1,434,861)      (1,115,977)
----------------------------------------------------------------------------------------------------------
Management fees payable                    (154,346)          (511,243)         (249,453)        (196,393)
----------------------------------------------------------------------------------------------------------
Other, net                                  662,202            (11,442)          257,755           (9,269)
----------------------------------------------------------------------------------------------------------
                                        $(8,460,074)      $(35,892,346)      $ 9,163,561     $(17,787,406)
                                        ==================================================================

                                         Lincoln           Lincoln           Lincoln
                                         National          National         National
                                          Money             Social           Special
                                          Market          Awareness       Opportunities
                                        Fund, Inc.        Fund, Inc.       Fund, Inc.
                                        -----------      -----------      -------------
Cash                                    $   146,890      $   362,195      $  1,203,486
---------------------------------------------------------------------------------------
Foreign currency                                 --               --                --
---------------------------------------------------------------------------------------
Receivable for dividends earned                  --          529,323         1,190,953
---------------------------------------------------------------------------------------
Receivable for interest earned              789,708           65,061            61,939
---------------------------------------------------------------------------------------
Receivable for securities sold                   --          676,725         3,791,213
---------------------------------------------------------------------------------------
Receivable for capital shares sold               --               --                --
---------------------------------------------------------------------------------------
Dividends declared and unpaid            (4,552,349)      (4,915,677)      (10,130,290)
---------------------------------------------------------------------------------------
Payable for securities purchased                 --         (652,862)       (3,338,623)
---------------------------------------------------------------------------------------
Management fees payable                     (30,721)        (113,396)         (175,592)
---------------------------------------------------------------------------------------
Other, net                                   (8,264)          (8,500)         (306,652)
---------------------------------------------------------------------------------------
                                        $(3,654,736)     $(4,057,131)      $(7,703,566)
                                        ================================================

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Lincoln Investment Management, Inc. (the Advisor) manages the Funds' investment portfolios, maintains their accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Funds. In return for these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net asset value of the Funds, .40% of the next $200,000,000, and .30% of the average daily net asset value of the Funds in excess of $400,000,000 for all the Funds except for the Lincoln National Global Asset Allocation Fund, Inc. which has management fee annual rates of .75%, .70%, and .68%, respectively, the Lincoln National International Fund, Inc. which has management fee annual rates of .90%, .75%, and .60%, respectively, and the Lincoln National Aggressive Growth Fund, Inc. which has management fee annual rates of .75%, .70%, and .65%, respectively. The Lincoln National Capital Appreciation Fund, Inc. and the Lincoln National Equity Income Fund, Inc. have management fees of .80% and .95%, respectively, with no breakpoints. If the aggregate annual expenses of the Funds, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceeds 1 1/2% of the average daily net asset value of the Fund, the Advisor will reimburse the Funds in the amount of such excess. No reimbursement was due for the year ended December 31, 1995.

Certain officers and directors of the Funds are also officers or directors of the Company. The compensation of unaffiliated directors of the Funds is borne by the Funds.

4. ANALYSIS OF NET ASSETS

The analysis of net assets at December 31, 1995 consisted of the following:


                                          Lincoln                             Lincoln         Lincoln
                                          National          Lincoln           National       National
                                         Aggressive         National          Capital         Equity
                                           Growth             Bond          Appreciation      Income
                                         Fund, Inc.        Fund, Inc.        Fund, Inc.     Fund, Inc.
                                        ------------      ------------      ------------    -----------
Common Stock, par value
  $.01 per share **                     $    113,663      $    204,803      $     99,051    $    176,770
--------------------------------------------------------------------------------------------------------
Paid-in capital in excess of par
  value of shares issued                 111,513,988       241,848,769       105,465,692     198,540,460
--------------------------------------------------------------------------------------------------------
Undistributed net realized gain (loss)
  on investments                           2,790,157        (4,352,037)        6,563,477       4,278,448
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation or
  depreciation on investments             24,052,816        13,114,519        15,807,564      35,775,198
--------------------------------------------------------------------------------------------------------
                                        $138,470,624      $250,816,054      $127,935,784    $238,770,876
                                        ================================================================

                                          Lincoln             Lincoln
                                          National           National           Lincoln         Lincoln
                                        Global Asset          Growth           National         National
                                         Allocation         and Income       International      Managed
                                         Fund, Inc.         Fund, Inc.        Fund, Inc.       Fund, Inc.
                                        ------------      --------------     -------------    ------------
Common Stock, par value
  $.01 per share **                     $    185,777      $      616,153      $   267,503     $    370,668
----------------------------------------------------------------------------------------------------------
Paid-in capital in excess of par
  value of shares issued                 205,348,238       1,346,965,201      318,184,241      474,315,099
----------------------------------------------------------------------------------------------------------
Undistributed net realized gain (loss)
  on investments                          14,516,993         112,217,388        2,498,696       37,948,391
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation or
  depreciation on investments             28,721,254         373,651,715       37,440,163       76,530,443
----------------------------------------------------------------------------------------------------------
                                        $248,772,262      $1,833,450,457     $358,390,603     $589,164,601
                                        ==================================================================

                                         Lincoln           Lincoln            Lincoln
                                         National          National          National
                                          Money             Social            Special
                                          Market          Awareness        Opportunities
                                        Fund, Inc.        Fund, Inc.        Fund, Inc.
                                        -----------      ------------      -------------
Common Stock, par value
  $.01 per share **                     $    75,319      $    131,909      $    184,697
----------------------------------------------------------------------------------------
Paid-in capital in excess of par
  value of shares issued                 75,244,068       218,662,601       401,072,386
----------------------------------------------------------------------------------------
Undistributed net realized gain (loss)
  on investments                                 --        18,559,957        38,158,400
----------------------------------------------------------------------------------------
Net unrealized appreciation or
  depreciation on investments                    --        60,628,435        66,339,197
----------------------------------------------------------------------------------------
                                        $75,319,387      $297,982,902      $505,754,680
                                        ================================================

  ** Each Fund has 50,000,000 authorized shares except for the Lincoln National Growth and Income Fund, Inc. which has 100,000,000.


5. INVESTMENTS

The cost of investments for federal income tax purposes is the same as for book purposes. The aggregate cost of investments purchased, the aggregate proceeds from investments sold, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation of investments and other financial instruments at December 31, 1995 are as follows:


                                 Aggregate     Aggregate       Gross         Gross           Net
                                  Cost of       Proceeds     Unrealized    Unrealized     Unrealized
                                 Purchases     From Sales   Appreciation  Depreciation   Appreciation
                                ------------  ------------  ------------  -------------  ------------
Lincoln National
  Aggressive Growth Fund,
  Inc.                          $127,542,310  $ 76,551,006  $ 26,366,155  $ (2,313,339)  $ 24,052,816
Lincoln National Bond
  Fund, Inc.                     316,532,400   300,710,759    13,617,673      (503,154)    13,114,519
Lincoln National Capital
  Appreciation Fund, Inc.        198,079,335   142,994,566    16,389,980      (582,416)    15,807,564
Lincoln National Equity
  Income Fund, Inc.              163,425,199    40,525,669    37,774,153    (1,998,955)    35,775,198
Lincoln National Global
  Asset Allocation Fund, Inc.    303,779,578   301,637,967    30,778,320    (2,057,066)    28,721,254
Lincoln National Growth
  and Income Fund, Inc.          956,735,084   746,186,273   419,990,161   (46,338,446)   373,651,715
Lincoln National
  International Fund, Inc.       222,318,630   207,467,136    44,903,382    (7,463,219)    37,440,163
Lincoln National Managed
  Fund, Inc.                     588,376,075   576,174,240    85,821,159    (9,290,716)    76,530,443
Lincoln National Social
  Awareness Fund, Inc.           156,868,225   109,970,497    65,187,045    (4,558,610)    60,628,435
Lincoln National Special
  Opportunities Fund, Inc.       430,824,124   358,721,194    84,294,639   (17,955,442)    66,339,197


6.  SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION

OPTIONS: The Funds purchase or write options which are exchange traded to hedge fluctuation risks in the price of certain securities. When the Funds write a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by the Funds for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The Funds are subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments. Written call option activity for 1995 is summarized as follows:


                                              LINCOLN NATIONAL GLOBAL        LINCOLN NATIONAL SPECIAL
                                             ASSET ALLOCATION FUND, INC.     OPPORTUNITIES FUND, INC.
                                            ----------------------------    --------------------------
                                               PAR              PREMIUMS     NUMBER OF       PREMIUMS
                                             AMOUNT             RECEIVED      SHARES         RECEIVED
                                            ----------------------------    --------------------------
Options outstanding at January 1, 1995      $  92,600          $   5,556       125,400     $   204,656
Options written                               923,400            111,099     2,455,200      11,009,524
Options exercised                                 --                 --       (399,500)     (2,744,150)
Options expired                              (499,600)               --       (134,800)       (241,498)
Options closed                               (516,400)          (116,655)   (2,046,300)     (8,228,532)
                                            ----------------------------    --------------------------

Options outstanding at December 31, 1995    $       0         $        0             0     $         0
                                            ============================    ==========================

FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Funds to take or deliver a financial instrument of foreign currency at a future date at a specified price. The unrealized gain or loss on the contracts are reflected in the accompanying financial statements. The Funds are subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records.
In addition, the Funds are subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. The sale of forward foreign currency contracts that were open at December 31, 1995 were as follows:

                              FOREIGN                         AGGREGATE                                    UNREALIZED
FUND                         CURRENCY                        FACE VALUE  SETTLEMENT DATE(S)                GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------

Lincoln National            5,000,000  Deutschemark         $ 3,485,900  June 1996                          $(28,288)
Capital Appreciation          975,000  Great Britain Pound    1,493,846  March 1996                          (17,603)
Fund, Inc.                178,500,000  Japanese Yen           1,819,076  January, February, March 1996        73,269
                            1,000,000  Netherlands Guilder      623,267  June 1996                            (5,537)
                           18,254,000  Swedish Krona          2,727,659  February 1996                         1,833
                                                                                                            --------
                                                                                                            $ 23,674
                                                                                                            ========

Lincoln National              980,000  Australian Dollar    $   722,954  March 1996                         $  2,868
Global Asset                1,455,000  Canadian Dollar        1,065,567  March 1996                             (112)
Allocation                 11,993,800  Danish Krone           2,153,913  March 1996                             (127)
Fund, Inc.                 28,672,572  Deutschemark          20,064,950  January, March 1996                  21,151
                           14,050,000  French Franc           2,840,203  March, May 1996                      25,075
                            2,124,000  Great Britain Pound    3,267,642  March, May 1996                      (7,819)
                           11,875,400  Italian Lira           7,292,476  January, March 1996                 121,742
                        1,069,050,000  Japanese Yen          10,952,540  February, March 1996                344,892
                            3,110,000  Netherlands Guilder    1,950,736  March, May 1996                         286
                          348,900,000  Spanish Peseta         2,823,559  March 1996                           (9,549)
                            4,500,000  Swedish Krona            684,275  March 1996                          (10,442)
                            1,320,000  Swiss Franc            1,141,849  March 1996                          (11,274)
                                                                                                            --------
                                                                                                            $476,691
                                                                                                            ========

FINANCIAL FUTURES CONTRACTS: The Funds may purchase or sell financial futures contracts, which are exchange traded, to hedge fluctuation risks of adverse changes in exchange markets or interest rates. Financial futures contracts obligate the Funds to take delivery or deliver a financial instrument at a future date at a specified price. The Funds deposit with its custodian a specified amount of cash or eligible securities called "initial margin" or "variation margin". The market value of investments pledged to cover margin requirements for open positions at December 31, 1995 was $704,993 for the Lincoln National Special Opportunities Fund, Inc., and $3,582,294 for Lincoln National Global Asset Allocation Fund, Inc. The unrealized gain or loss on the contracts are reflected in the accompanying financial statements. The Funds are subject to the market risks of unexpected changes in the underlying markets and interest rates; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Purchased financial futures contracts open at December 31, 1995 were as follows:

                                                           UNDERLYING   EXPIRATION  UNREALIZED
FUND                        CONTRACTS                      FACE AMOUNT     DATE     GAIN (LOSS)
-----------------------------------------------------------------------------------------------
Lincoln National Special    85 S&P 400 midcap stock index  $ 9,505,890  March 1996   $(238,765)
Opportunities Fund, Inc.

Lincoln National Global     98 U.S. Treasury contracts      11,548,688  March 1996   $(355,250)
Asset Allocation            103 Gilt contracts               8,510,789  March 1996     245,203
Fund, Inc.                  53 German 10 year contracts      8,601,775  March 1996     226,341
                                                                                     ---------
                                                                                     $ 116,294
                                                                                     =========

INDEXED SECURITIES: The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

REPURCHASE AGREEMENTS: The Funds, through their respective custodians, receive delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. The advisor is responsible for determining that the value of the collateral is at least equal to the repurchase price. Repurchase agreements are subject to the risk of the default or insolvency of the counterparty.


7. CONCENTRATION OF CREDIT RISK

The Lincoln National Money Market Fund, Inc. had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 40.5% of net assets at December 31, 1995. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., and Lincoln National International Fund, Inc., invest in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. None of these Funds had investments in excess of 4% in any individual foreign country except the Lincoln National International Fund, Inc.

Distribution of investments for the Lincoln National International Fund, Inc. by industry, as a percentage of net assets, consisted of the following at December 31, 1995:


        Banking and Insurance.........................  13.3%
        Electrical and Electronics....................   9.9
        Telecommunications............................   5.1
        Finance.......................................   5.0
        Motor Vehicles and Equipment..................   4.8
        Broadcasting..................................   4.7
        Consumer Products and Services................   4.3
        Office and Business Equipment and Services....   4.2
        Financial Services............................   4.0
        Others (individually less than 4%)............  44.7
                                                       -----
                                                       100.0%
                                                       =====

8. SUMMARY OF CHANGES FROM CAPITAL SHARE TRANSACTIONS

                                                 SHARES ISSUED UPON                              NET INCREASE (DECREASE)
                              CAPITAL              REINVESTMENT OF           CAPITAL SHARES       RESULTING FROM CAPITAL
                            SHARES SOLD               DIVIDENDS                 REDEEMED            SHARE TRANSACTIONS
                     --------------------------------------------------------------------------------------------------------
                       SHARES       AMOUNT      SHARES       AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                     ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------
Year Ended
 December 31, 1994:

Lincoln National
 Aggressive
 Growth Fund,
 Inc.                 6,740,944  $ 62,268,594        --   $       --      (43,447) $   (393,069)  6,697,497  $ 61,875,525
Lincoln National
 Bond Fund, Inc.        927,405    10,546,350  1,738,841   21,824,702  (2,659,758)  (30,846,917)      6,488     1,524,135
Lincoln National
 Capital
 Appreciation
 Fund, Inc.           5,209,541    52,552,638        --           --       (9,110)      (92,024)  5,200,431    52,460,614
Lincoln National
 Equity Income
 Fund, Inc.           7,649,310    78,895,415        --           --      (29,894)     (313,417)  7,619,416    78,581,998
Lincoln National
 Global Asset
 Allocation Fund,
 Inc.                 4,504,338    52,281,703  1,187,851   14,293,180    (409,031)   (4,630,905)  5,283,158    61,943,978
Lincoln National
 Growth and Income
 Fund, Inc.           6,010,672   141,925,232  2,859,641   69,491,281    (899,760)  (20,966,914)  7,970,553   190,449,599
Lincoln National
 International
 Fund, Inc.          11,973,168   156,601,805      6,025       77,392    (468,046)   (6,044,272) 11,511,147   150,634,925
Lincoln National
 Managed
 Fund, Inc.           2,079,210    27,714,248  2,489,916   34,885,204  (1,428,741)  (18,553,349)  3,140,385    44,046,103
Lincoln National
 Money Market
 Fund, Inc.           6,670,441    66,704,408    257,051    2,570,514  (7,313,925)  (73,139,252)   (386,433)   (3,864,330)
Lincoln National
 Social Awareness
 Fund, Inc.           1,842,973    31,337,312    552,267    9,491,031    (251,218)   (4,263,762)  2,144,022    36,564,581
Lincoln National
 Special
 Opportunities
 Fund, Inc.           4,246,768    96,029,031    983,331   23,219,317  (2,057,740)  (46,218,946)  3,172,359    73,029,402

Year Ended
 December 31, 1995:

Lincoln National
 Aggressive Growth
 Fund, Inc.           5,242,400    56,157,989      7,077       65,795    (591,654)   (6,581,658)  4,657,823    49,642,126
Lincoln National
 Bond Fund, Inc.      2,340,450    27,385,295  1,218,139   13,491,950    (901,701)  (10,359,540)  2,656,888    30,517,705
Lincoln National
 Capital
 Appreciation
 Fund, Inc.           4,988,791    56,695,794     33,385      352,060    (328,520)   (4,053,725)  4,693,656    52,994,129
Lincoln National
 Equity Income
 Fund, Inc.          10,160,881   121,799,890    139,249    1,493,579    (253,517)   (3,268,237) 10,046,613   120,025,232
Lincoln National
 Global Asset
 Allocation Fund,
 Inc.                 1,445,957    17,741,652    498,073    5,639,619    (927,716)  (11,224,018)  1,016,314    12,157,253
Lincoln National
 Growth and Income
 Fund, Inc.           8,053,315   216,522,961  4,377,795  100,769,413    (665,107)  (17,108,792) 11,766,003   300,183,582
Lincoln National
 International
 Fund, Inc.           3,749,122    47,488,828  1,305,767   15,350,244  (2,588,240)  (32,827,300)  2,466,649    30,011,772
Lincoln National
 Managed
 Fund, Inc.           2,090,355    30,761,358  1,590,320   20,897,760  (1,201,733)  (16,669,755)  2,478,942    34,989,363
Lincoln National
 Money Market
 Fund, Inc.           4,195,254    41,952,539    319,661    3,196,613  (4,700,720)  (47,007,202)   (185,805)   (1,858,050)
Lincoln National
 Social Awareness
 Fund, Inc.           2,904,034    58,598,901    560,629    9,583,464     (98,975)   (1,827,067)  3,365,688    66,355,298
Lincoln National
 Special
 Opportunities
 Fund, Inc.           3,684,568    92,454,762  1,003,269   22,445,188    (584,289)  (13,691,215)  4,103,548   101,208,735


9.  DISTRIBUTION TO SHAREHOLDER

The Funds declare dividends daily on net investment income and annually on net realized gains, if any. Dividends are distributed annually.

10. CAPITAL LOSS CARRYFORWARD

As of December 31, 1995, the Lincoln National Bond Fund, Inc. had $4,433,131 of unused capital loss carryforward for federal tax purposes. The loss carryforward expires in the year 2002.

11. FUND NAME CHANGES

Effective April 28, 1995, the name of the Lincoln National Growth Fund, Inc. was changed to the Lincoln National Growth and Income Fund, Inc. and the Lincoln National Putnam Master Fund, Inc. was changed to Lincoln National Global Asset Allocation Fund, Inc.


FINANCIAL HIGHLIGHTS
(Selected data for each capital share outstanding throughout the year)


                             Income from Investment Operation                       Less Dividends From:
                       ---------------------------------------------      ---------------------------------------
             Net                           Net
            Asset                      Realized and         Total
Year        Value           Net         Unrealized           From            Net        Net Realized
Ended     Beginning     Investment    Gain (Loss) on      Investment      Investment      Gain on         Total
12/31     of Period    Income (Loss)   Investments        Operations        Income      Investments     Dividends
=================================================================================================================
                                  Lincoln National Aggressive Growth Fund, Inc.
1993        $10.000          $    -           $    -          $    -         $    -          $     -       $    -
1994         10.000           0.019           (0.952)         (0.933)**      (0.019)               -       (0.019)
1995          9.048           0.007            3.135           3.142         (0.007)               -       (0.007)

                                        Lincoln National Bond Fund, Inc.
1986        $11.904          $1.192           $0.780          $1.972        $(1.192)         $(0.236)     $(1.428)
1987         12.448           1.055           (0.873)          0.182         (1.055)          (0.434)      (1.489)
1988         11.141           1.053           (0.131)          0.922         (1.053)               -       (1.053)
1989         11.010           1.027            0.428           1.455         (1.027)               -       (1.027)
1990         11.438           0.998           (0.240)          0.758         (0.998)               -       (0.998)
1991         11.198           0.956            0.990           1.946         (0.956)               -       (0.956)
1992         12.188           0.903            0.052           0.955         (0.903)               -       (0.903)
1993         12.240           0.758            0.703           1.461         (0.758)          (0.250)      (1.008)
1994         12.693           0.741           (1.233)         (0.492)        (0.741)          (0.519)      (1.260)
1995         10.941           0.803            1.306           2.109         (0.803)               -       (0.803)

                                Lincoln National Capital Appreciation Fund, Inc.
1993        $10.000          $    -           $    -          $    -        $     -           $    -       $    -
1994         10.000           0.134            0.152           0.286         (0.134)               -       (0.134)
1995         10.152           0.116            2.764           2.880         (0.116)               -       (0.116)

                                    Lincoln National Equity Income Fund, Inc.
1993        $10.000          $    -           $    -          $    -        $     -           $    -       $    -
1994         10.000           0.258            0.335           0.593         (0.258)               -       (0.258)
1995         10.335           0.275            3.218           3.493         (0.275)          (0.046)      (0.321)

                               Lincoln National Global Asset Allocation Fund, Inc.
1987*       $10.000          $0.146          $(0.973)        $(0.827)       $(0.146)          $    -      $(0.146)
1988          9.027           0.405            0.589           0.994         (0.405)               -       (0.405)
1989          9.616           0.573            1.165           1.738         (0.573)               -       (0.573)
1990         10.781           0.549           (0.516)          0.033         (0.549)          (0.279)      (0.828)
1991          9.986           0.426            1.391           1.817         (0.426)          (0.138)      (0.564)
1992         11.239           0.404            0.271           0.675         (0.404)          (0.306)      (0.710)
1993         11.204           0.362            1.522           1.884         (0.362)          (0.224)      (0.586)
1994         12.502           0.349           (0.702)         (0.353)        (0.349)          (0.656)      (1.005)
1995         11.144           0.412            2.247           2.659         (0.412)               -       (0.412)

                                  Lincoln National Growth and Income Fund, Inc.
1986        $16.138          $0.544           $2.147          $2.691        $(0.544)         $(0.254)     $(0.798)
1987         18.031           0.587            2.148           2.735         (0.587)          (0.539)      (1.126)
1988         19.640           0.540            0.729           1.269         (0.540)          (2.997)      (3.537)
1989         17.372           0.793            2.859           3.652         (0.793)               -       (0.793)
1990         20.231           0.512           (0.539)         (0.027)        (0.512)          (1.068)      (1.580)
1991         18.624           0.617            5.142           5.759         (0.617)               -       (0.617)
1992         23.766           0.663           (0.336)          0.327         (0.663)          (0.503)      (1.166)
1993         22.927           0.610            2.285           2.895         (0.610)          (0.519)      (1.129)
1994         24.693           0.668           (0.428)          0.240         (0.668)          (0.968)      (1.636)
1995         23.297           0.701            7.680           8.380         (0.701)          (1.221)      (1.921)

                                    Lincoln National International Fund, Inc.
1991*       $10.000         $(0.030)          $0.047          $0.017        $(0.059)          $    -      $(0.059)
1992          9.958           0.037           (0.867)         (0.830)        (0.037)               -       (0.037)
1993          9.091           0.010            3.551           3.561         (0.010)               -       (0.010)
1994         12.642           0.033            0.385           0.418         (0.033)               -       (0.033)
1995         13.027           0.069            0.892           0.961         (0.069)          (0.521)      (0.590)

             Net                                  Ratio of Net
            Asset                     Ratio of     Investment                  Net Assets
Year        Value                     Expenses       Income       Portfolio      At End
Ended        End         Total       To Average    To Average     Turnover      of Period
12/31     of Period      Return***   Net Assets    Net Assets       Rate         (000's)
=========================================================================================

                       Lincoln National Aggressive Growth Fund, Inc.
 1993       $10.000             -             -              -            -          $110
 1994         9.048**       (9.52%)       1.11%           0.21%      100.31%       60,697
 1995        12.183         34.78%        0.94%           0.06%       85.82%      138,471

                            Lincoln National Bond Fund, Inc.
 1986       $12.448         16.53%        0.52%           9.75%      156.50%      $59,449
 1987        11.141         (0.47%)       0.56%           9.17%      176.75%       50,795
 1988        11.010          9.24%        0.57%           9.41%      183.79%       59,947
 1989        11.438         13.23%        0.53%           9.13%      121.19%       91,152
 1990        11.198          5.45%        0.53%           9.00%       76.67%      103,845
 1991        12.188         17.96%        0.52%           8.32%       72.80%      139,854
 1992        12.240          7.68%        0.52%           7.45%      257.27%      168,636
 1993        12.693         13.39%        0.50%           6.05%      324.90%      226,150
 1994        10.941         (5.01%)       0.50%           6.40%      213.26%      195,010
 1995        12.247         19.59%        0.49%           6.90%      139.61%      250,816

                    Lincoln National Capital Appreciation Fund, Inc.
 1993       $10.000             -            -               -            -          $110
 1994        10.152**        1.52%        1.18%           1.33%      185.28%       52,904
 1995        12.916         27.95%        1.07%           1.00%      195.63%      127,936

                     Lincoln National Equity Income Fund, Inc.
 1993       $10.000             -            -               -            -          $110
 1994        10.335**        3.35%        1.26%           2.48%       33.40%       78,861
 1995        13.507         32.84%        1.15%           2.27%       27.81%      238,771

                   Lincoln National Global Asset Allocation Fund, Inc.
 1987*       $9.027         (9.73%)       0.45%           1.42%       12.92%      $21,084
 1988         9.616          7.56%        1.16%           4.36%      136.79%       26,885
 1989        10.781         16.74%        1.33%           5.59%       79.11%       44,913
 1990         9.986         (0.12%)       1.14%           5.49%       56.28%       56,088
 1991        11.239         20.17%        1.04%           4.01%      101.41%       76,269
 1992        11.204          6.39%        1.07%           3.70%      128.53%       95,607
 1993        12.502         17.88%        1.05%           3.04%      208.55%      153,500
 1994        11.144         (2.43%)       1.06%           3.07%      134.33%      195,697
 1995        13.391         23.58%        0.92%           3.36%      146.49%      248,772

                      Lincoln National Growth and Income Fund, Inc.
 1986       $18.031         16.77%        0.50%           3.06%       55.22%     $105,781
 1987        19.640         14.75%        0.52%           2.78%      142.01%      177,354
 1988        17.372          8.06%        0.54%           3.08%      179.88%      209,513
 1989        20.231         19.86%        0.50%           4.06%      208.98%      295,399
 1990        18.624          1.68%        0.48%           2.79%       59.47%      356,329
 1991        23.766         30.83%        0.44%           2.86%       33.59%      581,297
 1992        22.927          1.24%        0.41%           2.97%       74.50%      765,457
 1993        24.693         13.31%        0.38%           2.58%       60.76%    1,034,105
 1994        23.297          0.65%        0.37%           2.85%       76.34%    1,161,324
 1995        29.756         39.06%        0.35%           2.64%       51.76%    1,833,450

                        Lincoln National International Fund, Inc.
 1991*       $9.958         (0.42%)       1.06%          (0.30%)      25.18%      $20,935
 1992         9.091         (8.41%)       1.46%           0.39%       22.86%       45,627
 1993        12.642         39.46%        1.24%           0.09%       61.44%      161,470
 1994        13.027          3.09%        1.24%           0.25%       52.78%      316,350
 1995        13.398          8.34%        1.27%           0.59%       63.15%      358,391

(Selected data for each capital share outstanding throughout the year)


                                       Income from Investment Operation                          Less Dividends From:
                                -------------------------------------------------     ---------------------------------------------
                 Net                                    Net
                Asset                               Realized and         Total
Year            Value              Net               Unrealized           From           Net          Net Realized
Ended         Beginning         Investment         Gain (Loss) on      Investment     Investment        Gain on            Total
12/31         of Period           Income            Investments        Operations       Income         Investments        Dividends
-----------------------------------------------------------------------------------------------------------------------------------
                                                Lincoln National Managed Fund, Inc.
1986           $11.305            $0.699               $0.943            $1.642         ($0.699)            $    -         ($0.699)
1987            12.248             0.674                0.352             1.026          (0.674)            (0.317)         (0.991)
1988            12.283             0.666                0.352             1.018          (0.666)            (1.108)         (1.774)
1989            11.527             0.798                1.186             1.984          (0.798)                 -          (0.798)
1990            12.713             0.705               (0.334)            0.371          (0.705)            (0.438)         (1.143)
1991            11.941             0.710                1.906             2.616          (0.710)                 -          (0.710)
1992            13.847             0.653               (0.158)            0.495          (0.653)            (0.036)         (0.689)
1993            13.653             0.584                0.908             1.492          (0.584)            (0.409)         (0.993)
1994            14.152             0.628               (0.814)           (0.186)         (0.628)            (0.555)         (1.183)
1995            12.783             0.623                3.132             3.755          (0.623)            (0.020)         (0.643)

                                             Lincoln National Money Market Fund, Inc.
1986           $10.000            $0.662               $    -            $0.662         ($0.662)            $    -         ($0.662)
1987            10.000             0.658                    -             0.658          (0.658)                 -          (0.658)
1988            10.000             0.744                    -             0.744          (0.744)                 -          (0.744)
1989            10.000             0.909                    -             0.909          (0.909)                 -          (0.909)
1990            10.000             0.802                    -             0.802          (0.802)                 -          (0.802)
1991            10.000             0.571                    -             0.571          (0.571)                 -          (0.571)
1992            10.000             0.354                    -             0.354          (0.354)                 -          (0.354)
1993            10.000             0.276                    -             0.276          (0.276)                 -          (0.276)
1994            10.000             0.381                    -             0.381          (0.381)                 -          (0.381)
1995            10.000             0.570                    -             0.570          (0.570)                 -          (0.570)

                                           Lincoln National Social Awareness Fund, Inc.
1988*          $10.000            $0.032               $0.454            $0.486         ($0.032)            $    -         ($0.032)
1989            10.454             0.309                2.920             3.229          (0.309)            (0.024)         (0.333)
1990            13.350             0.289               (0.989)           (0.700)         (0.289)            (0.154)         (0.443)
1991            12.207             0.348                4.242             4.590          (0.348)                 -          (0.348)
1992            16.449             0.399                0.179             0.578          (0.399)            (0.051)         (0.450)
1993            16.577             0.326                1.792             2.118          (0.326)            (0.454)         (0.780)
1994            17.915             0.377               (0.461)           (0.084)         (0.377)            (0.812)         (1.189)
1995            16.642             0.432                6.491             6.923          (0.432)            (0.543)         (0.975)

                                         Lincoln National Special Opportunities Fund, Inc.
1986           $17.233            $0.178              ($0.616)          ($0.438)        ($0.178)            $    -         ($0.178)
1987            16.617             0.064                1.316             1.380          (0.064)                 -          (0.064)
1988            17.933             0.060                0.327             0.387          (0.060)            (2.659)         (2.719)
1989            15.601             0.276                4.904             5.180          (0.276)                 -          (0.276)
1990            20.505             0.236               (1.931)           (1.695)         (0.236)            (1.208)         (1.444)
1991            17.366             0.323                7.195             7.518          (0.323)                 -          (0.323)
1992            24.561             0.546                1.106             1.652          (0.546)            (0.955)         (1.501)
1993            24.712             0.530                2.703             3.233          (0.530)            (2.937)         (3.467)
1994            24.478             0.565               (0.942)           (0.377)         (0.565)            (1.372)         (1.937)
1995            22.164             0.616                6.131             6.747          (0.616)            (0.912)         (1.528)



                 Net                                                   Ratio of Net
                Asset                                 Ratio of          Investment                      Net Assets
Year            Value                                 Expenses            Income        Portfolio         At End
Ended            End               Total             To Average         To Average      Turnover        of Period
12/31         of Period           Return***           Net Assets        Net Assets        Rate           (000's)
------------------------------------------------------------------------------------------------------------------
                                                Lincoln National Managed Fund, Inc.
1986           $12.248             14.03%                0.51%             5.77%          76.05%           $78,824
1987            12.283              7.35%                0.53%             5.23%         121.98%           121,167
1988            11.527              8.17%                0.55%             5.71%         166.57%           140,135
1989            12.713             16.00%                0.52%             6.47%         158.73%           182,576
1990            11.941              3.41%                0.52%             5.96%          93.38%           204,310
1991            13.847             22.59%                0.50%             5.53%          22.70%           276,899
1992            13.653              3.69%                0.49%             4.86%         226.66%           343,439
1993            14.152             11.91%                0.45%             4.24%         235.59%           445,040
1994            12.783             (2.42%)               0.44%             4.45%         160.79%           442,140
1995            15.895             30.11%                0.43%             4.37%         112.52%           589,165

                                             Lincoln National Money Market Fund, Inc.
1986           $10.000              9.18%                0.55%             6.71%              -            $45,932
1987            10.000              8.02%                0.56%             6.50%              -             55,093
1988            10.000              5.45%                0.55%             7.21%              -             59,160
1989            10.000              7.20%                0.54%             9.09%              -             88,551
1990            10.000              7.61%                0.53%             7.94%              -            102,399
1991            10.000              7.48%                0.53%             5.79%              -            149,555
1992            10.000              4.70%                0.53%             3.48%              -             92,472
1993            10.000              4.46%                0.50%             2.76%              -             81,042
1994            10.000              3.20%                0.52%             3.82%              -             77,177
1995            10.000              4.22%                0.52%             5.67%              -             75,319

                                           Lincoln National Social Awareness Fund, Inc.
1988*          $10.454              4.54%                1.64%             0.30%          10.07%            $2,067
1989            13.350             28.51%                0.99%             2.43%          63.37%             9,565
1990            12.207             (5.54%)               0.65%             2.34%          29.39%            24,674
1991            16.449             36.98%                0.56%             2.33%          45.00%            52,959
1992            16.577              2.87%                0.55%             2.50%          84.32%            89,669
1993            17.915             13.77%                0.51%             1.90%          84.43%           137,606
1994            16.642             (0.39%)               0.53%             2.22%          64.97%           163,514
1995            22.590             43.50%                0.50%             2.21%          54.02%           297,983

                                         Lincoln National Special Opportunities Fund, Inc.
1986           $16.617             (2.50%)               0.54%             1.00%         102.32%           $43,369
1987            17.933              8.77%                0.56%             0.31%         110.80%            58,866
1988            15.601              3.73%                0.59%             0.39%          73.91%            63,982
1989            20.505             31.92%                0.55%             1.50%          92.56%            75,245
1990            17.366             (7.28%)               0.55%             1.33%          37.50%            83,762
1991            24.561             43.14%                0.53%             1.49%         111.60%           132,753
1992            24.712              6.24%                0.53%             2.35%         128.49%           189,867
1993            24.478             18.31%                0.49%             2.29%          74.11%           273,998
1994            22.164             (1.55%)               0.48%             2.49%          74.63%           318,417
1995            27.383             32.05%                0.45%             2.39%          90.12%           505,755

*     The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on August 3, 1987 through December 31, 1987 for the Lincoln National Global Asset Allocation Fund, Inc., May 2, 1988
      through December 31, 1988 for the Lincoln National Social Awareness Fund, Inc., and May 1, 1991 through December 31, 1991 for the Lincoln National International Fund, Inc. Accordingly, the total return percentage, ratios, and portfolio turnover have
      NOT been calculated on an annualized basis.

**    The amounts differ from December 31, 1994 Annual Report due to restatement.

***   Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares in which Separate Account C, D, G, and K may invest. The total return percentages in the table are NOT calculated on the same basis as the performance percentages noted in the letter at the front of this booklet (those percentages are based upon the change in unit values).

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND SHAREHOLDER OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC., LINCOLN NATIONAL BOND FUND, INC., LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC., LINCOLN NATIONAL EQUITY INCOME FUND, INC., LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC., LINCOLN NATIONAL GROWTH AND INCOME FUND, INC., LINCOLN NATIONAL INTERNATIONAL FUND, INC., LINCOLN NATIONAL MANAGED FUND, INC., LINCOLN NATIONAL MONEY MARKET FUND, INC., LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC., AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.

We have audited the accompanying statements of net assets of Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (Funds) as of December 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds at December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

                                        [SIGNATURE OF ERNST & YOUNG, LLP]

Fort Wayne, Indiana
January 24, 1996


                                      49